Exhibit 10.17

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Execution

AMENDED AND RESTATED LICENSE AND COLLABORATION AGREEMENT

This Amended and Restated License and Collaboration Agreement (the “Agreement”) is entered into as of the 1st day of January, 2009 (the “Amendment Effective Date”) by and among ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 300 Third Street, Cambridge, Massachusetts 02142 (“Alnylam”), ISIS PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 1896 Rutherford Road, Carlsbad, California 92008 (“Isis”, and each of Alnylam and Isis, a “Licensor” and together, the “Licensors”), and REGULUS THERAPEUTICS INC. (formerly Regulus Therapeutics LLC), a Delaware corporation, with its principal place of business at 1896 Rutherford Road, Carlsbad, California 92008 (“Regulus”).

RECITALS

WHEREAS, Isis and Alnylam each granted a license to Regulus in accordance with that certain License and Collaboration Agreement dated September 6, 2007 (the “Original License Agreement”);

WHEREAS, as of the Amendment Effective Date, Alnylam, Isis and Regulus converted Regulus from a Delaware limited liability company into a Delaware corporation; and

WHEREAS, as a result of this corporate conversion, Isis, Alnylam, and Regulus now desire to amend and restate the Original License Agreement, as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Isis, Alnylam and Regulus each agrees as follows:

1. DEFINITIONS

Capitalized terms used herein and not defined elsewhere herein have the meanings set forth in Exhibit 1.

2. ASSIGNMENT; LICENSES

2.1 Assignments to Regulus.

(a) Isis hereby grants, sells, conveys, transfers, assigns, releases and delivers to Regulus all right, title and interest in and to the Patent Rights and contracts listed on SCHEDULE 2.1(A) attached hereto, to have and hold the same unto itself, its successors and assigns forever, and Regulus hereby accepts such grant, sale, conveyance, etc.

(b) Alnylam hereby grants, sells, conveys, transfers, assigns, releases and delivers to Regulus all right, title and interest in and to the Patent Rights and contracts listed on SCHEDULE 2.1(B) attached hereto, to have and hold the same unto itself, its successors and assigns forever, and Regulus hereby accepts such grant, sale, conveyance, etc.

(c) Notwithstanding the foregoing, to the extent any contract for which assignment is provided for herein is not assignable pursuant to such contract without the written consent of another party or requires novation, if assigned, this Agreement will not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof. To the extent a contract is not assigned pursuant to this provision, the applicable Licensor will cooperate with the other Parties and will use its Commercially Reasonable Efforts to provide Regulus the economic and other benefits intended to be assigned to Regulus under the relevant contract.

2.2 Licenses Granted to Regulus.

(a) Grants. Subject to the terms and conditions of this Agreement (including but not limited to Section 2.4), each Licensor hereby grants to Regulus a worldwide, royalty-bearing, sublicenseable (in accordance with Section 2.5) license in the Field, under such Licensor’s Licensed IP,

(i) to Develop miRNA Compounds and miRNA Therapeutics,

(ii) to Manufacture miRNA Compounds and miRNA Therapeutics, and

(iii) to Commercialize miRNA Therapeutics.

Subject to Section 2.4, the rights granted under clauses (i), (ii) and (iii) will be (y) exclusive with respect to miRNA Compounds which are miRNA Antagonists and miRNA Therapeutics containing such miRNA Compounds, and (z) non-exclusive with respect to miRNA Compounds which are Approved Precursor Antagonists and miRNA Therapeutics containing such miRNA Compounds.

(b) Request to License miRNA Mimics and Additional miRNA Precursor Antagonists. Regulus may request a worldwide, royalty-bearing, sublicenseable (in accordance with Section 2.5), non-exclusive license in the Field, under each Licensor’s Licensed IP, to Develop, Manufacture and Commercialize a specific miRNA Mimic or a specific miRNA Precursor Antagonist that is not then an Approved Precursor Antagonist, and miRNA Therapeutics containing such miRNA Mimic or miRNA Precursor Antagonist, by providing written notice to Licensors thereof on a miRNA Mimic-by-miRNA Mimic or miRNA Precursor Antagonist-by-miRNA Precursor Antagonist basis. Such license is subject to (i) review and affirmative approval by the Licensors, which approval may be withheld by a Licensor in such Party’s sole discretion, and (ii) compliance with relevant Third Party Rights ([...***...]). For the avoidance of doubt, Regulus will have no rights to such miRNA Mimic or miRNA Precursor Antagonist hereunder unless and until the affirmative approval of the relevant Licensor(s) and any required consents or approvals from Third Parties have been obtained and Regulus agrees to comply with all Third Party Rights, even to the extent inconsistent with the terms of this

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Agreement, following which such miRNA Mimic or miRNA Precursor Antagonist will be deemed to be an Approved Mimic or Approved Precursor Antagonist, respectively.

(c) Retained Rights. The exclusive license granted to Regulus by Alnylam pursuant to Section 2.2(a) is subject to Alnylam’s retained right to (i) use and exploit its Licensed IP solely to support its own internal Research in the Alnylam Field, and (ii) grant Permitted Licenses. The exclusive license granted to Regulus by Isis pursuant to Section 2.2(a) is subject to Isis’ retained right to (i) use and exploit its Licensed IP solely to support its own internal Research in the Isis Field, and (ii) grant Permitted Licenses. All rights in and to each Licensor’s Licensed IP not expressly licensed pursuant to Sections 2.2(a) and (b), and any other Patent Rights or Know-How of such Licensor, are hereby retained by such Licensor.

2.3 Licenses Granted to Licensors Under Regulus IP. Subject to the terms and conditions of this Agreement and to Third Party Rights:

(a) Regulus hereby grants to Alnylam a worldwide, exclusive, royalty-free, perpetual and irrevocable license, with the right to grant sublicenses, under the Regulus IP solely to the extent necessary or useful to research, discover, develop, make, have made, use, sell, offer to sell and/or otherwise commercialize double-stranded oligonucleotides (other than Approved Mimics) and any product containing double-stranded oligonucleotides (other than Approved Mimics) (the “Alnylam Field”).

(b) Regulus hereby grants to Isis a worldwide, exclusive, royalty-free, perpetual and irrevocable license, with the right to grant sublicenses, under the Regulus IP solely to the extent necessary or useful to research, discover, develop, make, have made, use, sell, offer to sell and/or otherwise commercialize single-stranded oligonucleotides (other than miRNA Antagonists, Approved Precursor Antagonists, or Approved Mimics) and any product containing single-stranded oligonucleotides (other than miRNA Antagonists, Approved Precursor Antagonists or Approved Mimics) (the “Isis Field”).

2.4 Third Party Rights; Additional Rights.

(a) Existing Out-License Agreements. The licenses granted under Section 2.2 and 2.3 are subject to and limited by the licenses granted, and other obligations owed, by each Licensor to a Third Party prior to the Effective Date under a Licensed Patent Right Controlled by such Licensor, pursuant to agreements described on (i) PART 1 OF SCHEDULE 2.4(A) in the case of Licensed Patent Rights Controlled by Isis, and (ii) PART 2 OF SCHEDULE 2.4(A) in the case of Licensed Patent Rights Controlled by Alnylam, and (iii) in an addendum transmittal instrument delivered by each Licensor within 30 days after the Effective Date. The schedules and instruments provided under this Section 2.4(a) will be collectively referred to as the “Out-License Summary”, and the agreements described therein will be collectively referred to as the “Out-License Agreements”).

(b) Existing In-Licenses from Third Parties.

(i) Certain of the Licensed Patent Rights as of the Effective Date that are licensed to Regulus under Section 2.2 are in-licensed or were acquired by the applicable Licensor under agreements with Third Party licensors or sellers that may contain restrictions on the scope of the licenses or trigger payment or other material obligations or restrictions (such

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license or purchase agreements in effect as of the Effective Date being the “In-License Agreements”). The licenses and other rights (including sublicense and disclosure rights) granted to a Party pursuant to this Agreement are subject to, and are limited to the extent of the terms of any (i) In-License Agreements between Isis and any Third Party licensor, as specifically described on PART 1 OF SCHEDULE 2.4(B) and (ii) any In-License Agreement between Alnylam and any Third Party, as specifically described on PART 2 OF SCHEDULE 2.4(B). The schedules provided under this Section 2.4(b) will be collectively referred to as “In-License Summary.” Each Part of the In-License Summary summarizes all material restrictions on the scope of the licenses, and all material payment obligations owed, under the In-License Agreements (other than the Previous Agreements) which the applicable Licensor reasonably believes apply to the licenses granted to Regulus hereunder as of the Effective Date. Except as provided in Section 5.6(d), Regulus will assume all financial and other obligations to the relevant Third Party, and be subject to all restrictions, set forth on the In-License Summary and arising from the grant to Regulus of the licenses pursuant to Section 2.2(a) as of the Effective Date.

(ii) In addition to the financial obligations and scope limitations set forth on the In-License Summary and the Out-License Summary, and to the extent access to such terms have been made available to such licensed Party in unredacted form (provided, however, that such licensed Party has not failed to request such access in accordance with Section 2.4(e)), a Party receiving a license or sublicense under Licensed IP hereunder will comply, and will cause its Affiliates and Sublicensees to comply, with all other terms of the In-License Agreements and Out-License Agreements, including without limitation diligence requirements, applicable to the licenses granted to such Party hereunder.

(c) Optional In-Licenses. Notwithstanding anything to the contrary herein, the licenses to Isis’ Licensed IP hereunder initially shall not include licenses to Patent Rights or Know-How licensed by Isis under the agreements listed and described on PART 1 OF SCHEDULE 2.4(C) and the licenses to Alnylam’s Licensed IP hereunder initially shall not include licenses to Patent Rights or Know-How licensed by Alnylam under the agreements listed and described on PART 2 OF SCHEDULE 2.4(C) (such agreements on Schedule 2.4(C) referred to as the “Optional In-Licenses”). Regulus is hereby granted the option of expanding its licenses under Section 2.2 to include Patent Rights and Know-How licensed to the relevant Licensor pursuant to [...***...] Optional In-Licenses, with respect to [...***...] miRNA Compounds and related miRNA Therapeutics, by notifying the Parties in writing of the relevant Optional In-License, and each miRNA Compound with respect thereto, for which such option is exercised. Upon such exercise and Regulus’ written agreement to assume all financial and other obligations and restrictions imposed by the desired Optional In-License (including, to the extent access to such terms have been made available to Regulus in unredacted form (provided, however, that Regulus has not failed to request such access in accordance with Section 2.4(e)), all other terms of such Optional In-License applicable to the licenses granted to Regulus hereunder), the Patent Rights and Know-How licensed to the relevant Licensor pursuant to the specified Optional In-License shall be deemed included in such Licensor’s Licensed IP solely with respect to the relevant miRNA Compounds and related miRNA Therapeutics.

(d) Additional Rights after Effective Date. If after the Effective Date, a Party (the “Controlling Party”) invents or acquires rights or title to an invention claimed by a Patent Right that would be included in the Licensed Patent Rights or Regulus Patent Rights (the “Additional Rights”), then, on the anniversary of the Effective Date following such invention or

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acquisition of such Additional Right, or as otherwise reasonably requested by a Party, the Controlling Party must notify each other Party (each, a “Non-Controlling Party”) of such acquisition or invention. If a Non-Controlling Party wishes to include such Additional Rights under the licenses granted pursuant to Sections 2.2, 2.3 or 5.6 (as the case may be), such Non-Controlling Party will notify the Controlling Party of its desire to do so, the Controlling Party will provide the Non-Controlling Party a summary of all material restrictions on the scope of the licenses granted, and all material payment obligations owed, under any Third Party Agreement applicable to such Additional Rights and the Non-Controlling Party may, upon written notice to the Controlling Party, obtain a license under such Additional Rights and will assume all financial and other obligations to, and be subject to all restrictions imposed by, the Controlling Party’s licensors or collaborators, if any, arising from the grant to such Non-Controlling Party of such license (including, to the extent access to such terms have been made available to such Non-Controlling Party in unredacted form (provided, however, that such Non-Controlling Party has not failed to request such access in accordance with Section 2.4(e)), all other terms of such Third Party Agreements applicable to the licenses granted to such Non-Controlling Party hereunder). Notwithstanding the foregoing, any Additional Rights that do not carry financial or other obligations or restrictions will be automatically included under the licenses granted pursuant to Section 2.2, 2.3 or 5.6. If the Controlling Party pays any upfront payments or similar acquisition costs to access Additional Rights, the Controlling Party and relevant Non-Controlling Party(ies) will negotiate in good faith regarding sharing such acquisition costs and payments. When acquiring or creating such Additional Rights pursuant to any agreement entered into after the Effective Date, each Party will endeavor in good faith to secure the right to sublicense such Additional Rights to the other Parties.

(e) Applicable Agreements. Each Party agrees to provide, upon the request of a Party, access to each Third Party Agreement that is the subject of any provision of this Section 2.4; provided, however, that the Parties agree and acknowledge that (i) the Third Party Agreements so provided may, to the extent necessary to protect confidential information of the relevant Third Party or financial information of the relevant Party, be redacted, and (ii) if so redacted, the Party assuming any obligations or accepting any limitations under a Third Party Agreement pursuant to this Section 2.4, will only be liable to the extent access to such terms have been made available to such licensed Party in unredacted form.

2.5 Sublicenses.

(a) Subject to Third Party Rights, Regulus will have the right to grant to its Affiliates and Third Parties sublicenses under the licenses granted in Sections 2.2(a) and (b).

(b) Subject to Third Party Rights, the Opt-In Party will have the right to grant to its Affiliates and Third Parties sublicenses under the rights granted to such Licensor in Section 5.6(a).

(c) Each such sublicense will be subject and subordinate to, and consistent with, the terms and conditions of this Agreement, and will provide that any such Affiliate and Sublicensee will not further sublicense except on terms consistent with this Section 2.5. Regulus or the Opt-In Party, as applicable, will provide the other Parties with a copy of any sublicense granted pursuant to this Section 2.5 within 30 days after the execution thereof. Such copy may be redacted to exclude confidential scientific information and other information

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required by a Sublicensee to be kept confidential; provided that all relevant financial terms and information will be retained. Regulus or the Opt-In Party, as applicable, will remain responsible for the performance of its Affiliates and Sublicensees, and will ensure that all such Affiliates and Sublicensees comply with the relevant provisions of this Agreement. In the event of a material default by any of its Affiliates or Sublicensees under a sublicense agreement, Regulus or the Opt-In Party, as applicable, will inform the other Parties and will take such action, after consultation with such other Parties, which, in Regulus’ or the Opt-in Party’s (as applicable) reasonable business judgment, will address such default.

3. TECHNOLOGY TRANSFER

3.1 Technology Transfer to Regulus. At each meeting of the Collaboration Working Group the representatives will discuss new Know-How and Patent Rights of Isis and Alnylam that are included in such Licensor’s Licensed Patents and Licensed Know-How hereunder at the level of detail necessary to enable Regulus to effectively practice such Patent Rights and Know-How.

3.2 Technology Transfer from Regulus; Identification and Improvements. At each Collaboration Working Group meeting Regulus will present a description of all Regulus IP developed by it or on its behalf, or over which Regulus otherwise acquired Control, since the last meeting. The description will be at a level of detail necessary to enable Isis, Alnylam or both, as appropriate, to effectively practice such Regulus IP in accordance with their respective licenses under Section 2.3.

4. DILIGENCE

4.1 General Diligence. Except to the extent a Licensor receives a license from Regulus pursuant to this Agreement to Develop, Manufacture and Commercialize miRNA Therapeutics, Regulus will use Commercially Reasonable Efforts to Develop, and Commercialize miRNA Compounds and miRNA Therapeutics in the Field.

4.2 Compliance with Laws. Each Party will, and will ensure that its Affiliates and Sublicensees will, comply with all relevant Laws in exercising their rights and fulfilling their obligations under this Agreement.

4.3 Reporting. By January 31st of each year, Regulus will prepare and furnish each Licensor with a written report summarizing Regulus’ activities conducted during the prior calendar year to Develop, Manufacture and Commercialize miRNA Therapeutics in the Field and identifying the results obtained or benchmarks achieved since the last report to the Licensors.

4.4 Designation of Research Programs and Development Projects. Regulus’ officers will be responsible for reviewing the results of Research and Development activities under the Operating Plan and designating (subject to the approval of the Managing Board) from time to time Research Programs and Development Projects. A “Research Program” will begin upon the commencement of discovery or characterization activities focused on one or more specific miRNA(s) after preliminary validation of the biological function of such miRNA(s) has been identified (i.e., compound discovery, not target validation) and will include all activities with respect to the Development, Manufacturing and Commercialization of miRNA Compounds and

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miRNA Therapeutics directed to such miRNA(s). A Research Program will become a “Development Project” (and thereafter will no longer be a Research Program) when Regulus’ officers recommend, and the Managing Board agrees, that a sufficient portfolio of data exists to support the initiation of a [...***...] on a miRNA Compound drug candidate targeting such miRNA(s). Regulus will maintain a written list of the then-current Research Programs and Development Projects (each, a “Program/Project List”).

5. RIGHT TO OPT-IN

5.1 Notice of Development Project Status. Concurrently with the conversion of a Research Program into a Development Project, Regulus will notify each Licensor of such conversion and whether or not Regulus will continue to pursue the Development and Commercialization of such newly designated Development Project.

5.2 Continued Development by Regulus of Development Projects. If Regulus notifies Licensors pursuant to Section 5.1 that Regulus will continue to pursue the Development and Commercialization of such Development Project, then, without limiting the generality of Section 4.1, Regulus will use Commercially Reasonable Efforts to Develop and Commercialize the relevant Development Compounds and Development Therapeutics in the Field. Regulus will also (a) pay to each Licensor a royalty of [...***...]% of Net Sales of such Development Therapeutics which are Royalty-Bearing Products, during the relevant Royalty Term (provided, however, that, for the remainder of the relevant Royalty Term following the end of the relevant Exclusivity Period, the royalty rate will be [...***...]%) and (b) be responsible for all milestones, royalties and other payments payable to Third Parties in respect of the Development, Manufacture and Commercialization of such Development Therapeutics in the Field, by Regulus, its Affiliates and Sublicensees, including any amounts payable by either Licensor to Third Parties under the Third Party Rights. The Parties will use reasonable efforts to [...***...]. Regulus agrees that the royalty described in clause (a) of this Section 5.2 is payable to each Licensor, regardless of whether a particular Royalty-Bearing Product is covered by such Licensor’s Licensed IP. Each Party agrees and acknowledges that such royalty structure (i) is freely entered into by such Party, (ii) is a fair reflection of the value received by Regulus from the licenses granted by the Licensors, and (iii) is a reasonable allocation of the value received by Regulus from each Licensor, due to the difficulty of determining the extent to which Licensor’s Licensed IP covers or has enabled each Royalty-Bearing Product.

5.3 Opt-In Election. If Regulus notifies Licensors pursuant to Section 5.1 that it will not continue to pursue the Development and Commercialization of such Development Project, each Licensor will have the right, exercisable by providing written notice to Regulus and the other Licensor within [...***...] days following receipt of such notice (“Initial Opt-In Election Period”), to elect to continue to pursue the Development and Commercialization of such Development Project (“Opt-In Election”).

(a) Opt-In by One Licensor. If only one, but not both, of the Licensors (the “Opt-In Party”) makes an Opt-In Election with respect to such Development Project within the Initial Opt-In Election Period, the High Terms set forth in Section 5.4 and the terms of Section 5.6 will apply following the end of such Initial Opt-In Election Period and the Licensor who did not elect to opt-in will waive its right to opt-in with respect to such Development Project.

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(b) No Opt-In; Second Opt-In Election. If, within the Initial Opt-In Election Period, neither Licensor makes an Opt-In Election (or both Licensors fail to submit any response), then Regulus will use diligent efforts to negotiate and finalize, within [...***...] months following the end of the Initial Opt-In Election Period, a term sheet with a Third Party pursuant to which such Third Party will Develop and Commercialize, either by itself or with or on behalf of Regulus, such Development Project in the Field.

(i)	If, despite diligent efforts, Regulus is unable to finalize such term sheet with a Third Party with respect to the Development Project within such [...***...] month period, or Regulus is able to finalize such term sheet with a Third Party with respect to the Development Project within such [...***...] month period, but Regulus is unable to execute a definitive agreement substantially in conformance with such term sheet within [...***...] months after finalizing such term sheet, Regulus will notify Licensors thereof and each Licensor will again have the right, exercisable by providing written notice to Regulus and the other Licensor, within [...***...] days following Regulus’ notice (“Second Opt-In Election Period”), to elect to continue to pursue the Development and Commercialization of such Development Project on the Low Terms set forth in Section 5.5.

(ii)	If only one, but not both, of the Licensors, makes an Opt-In Election within the Second Opt-In Election Period (the “Opt-In Party”), the Low Terms set forth in Section 5.5 and the terms of Section 5.6 will apply following the end of such Second Opt-In Election Period and the Licensor who did not make an Opt-In Election, within such Second Opt-In Election Period, will have waived its right to opt-in with respect to such Development Project.

(iii)	If, within the Second Opt-In Election Period, neither Licensor makes an Opt-In Election (or both Licensors fail to submit any response), then Regulus will retain all rights to such Development Project.

(c) Opt-In by Both Licensors. If, within the Initial Opt-In Election Period or Second Opt-In Election Period, both Licensors submit an Opt-In Election with respect to such Development Project, then the Parties will, to the extent mutually agreed, work together to amend the Operating Plan to support Regulus in Developing and Commercializing the Development Project, including, as applicable, creating a funding and early development plan, and the designation of roles and responsibilities of each Party in the execution of such Operating Plan.

5.4 Opt-In on High Terms. In the event that an Opt-In Election is made by only one of the Licensors during the Initial Opt-In Election Period pursuant to Section 5.3(a), the following terms will apply (“High Terms”):

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(a) Upfront Payment. The Opt-In Party will pay to Regulus, within 15 days following the end of the Initial Opt-In Election Period, a one-time payment of [...***...] Dollars ($[...***...]).

(b) Royalties. During the relevant Royalty Term, the Opt-In Party will pay to Regulus the following royalties on Net Sales (aggregated from all relevant countries) of each Royalty-Bearing Product in a calendar year:

On the portion of Net Sales during the calendar year:	Royalty Rate on Net Sales During Exclusivity Period	Royalty Rate on Net Sales After Exclusivity Period
Less than or equal to $[... ***...]:	[...***...]%	[...***...]%
Greater than $[... ***...]:	[...***...]%	[...***...]%

The Opt-In Party’s obligation to pay royalties under this Section 5.4(b) is imposed only once with respect to the same unit of Royalty-Bearing Product.

(c) Milestone Payments. Subject to Section 5.6(f), the Opt-In Party will pay to Regulus the following payments upon the achievement of the events set forth below by a Royalty-Bearing Product for the relevant Development Project:

Milestone Event:	Payment ([...***...]):
(i) Filing of IND for first Royalty-Bearing Product	$ [...***...]
(ii) Upon Completion of the first Phase IIa Clinical Trial	$ [...***...]
(iii) Initiation (i.e., dosing of first patient) of the first Phase III Clinical Trial	$ [...***...]
(iv) Filing of NDA in U.S. for first Royalty-Bearing Product	$ [...***...]
(v) Filing of NDA in the European Union for first Royalty-Bearing Product	$ [...***...]
(vi) Regulatory Approval in U.S. for the first Royalty-Bearing Product	$ [...***...]
(vii) Regulatory Approval in any Major Country in the European Union for the first Royalty-Bearing Product	$ [...***...]

The Opt-In Party will notify the other Parties within 15 days following achievement or occurrence of a milestone event. Each milestone payment under this Section 5.4(c) will be payable only once with respect to the first Royalty-Bearing Product under the relevant

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Development Project to achieve the milestone event. If an event in clause (ii), (iii), (iv) or (v) occurs before an event in a preceding clause (i), (ii) or (iii), the milestone payment described in such clause (i), (ii) or (iii) will be paid when the milestone payment described in such clause (ii), (iii), (iv) or (v) is paid.

Milestone payments will continue to be due for milestone events occurring after any grant by the Opt-In Party or its Affiliates to a Third Party of a sublicense of the Regulus IP or Licensed IP licensed to the Opt-In Party under Section 5.6(a) with respect to the relevant Development Project.

(d) Sublicense Income. Subject to Section 5.6(f), the Opt-In Party will pay to Regulus a portion of the Sublicense Income received by the Opt-In Party or its Affiliates, in accordance with the following table:

Sublicense agreement initially entered into during this timeframe:	Percentage of Sublicense Income
Prior to Completion of first Phase IIa Clinical Trial	[...***...]%
After Completion of first Phase IIa Clinical Trial, but prior to completion of first Phase III Clinical Trial	[...***...]%
After Completion of first Phase III Clinical Trial	[...***...]%

5.5 Opt-In on Low Terms. In the event that an Opt-In Election is made by only one, but not both, of the Licensors during the Second Opt-In Election Period pursuant to Section 5.3(b)(ii), the following terms will apply (“Low Terms”):

(a) Upfront Payment. The Opt-In Party will pay to Regulus, within 15 days following the end of the Second Opt-In Election Period, a one-time payment of [...***...] Dollars ($[...***...]).

(b) Royalties. During the relevant Royalty Term, the Opt-In Party will pay to Regulus the following royalties on Net Sales (aggregated from all relevant countries) of each Royalty-Bearing Product in a calendar year:

On the portion of Net Sales during the calendar year:	Royalty Rate on Net Sales During Exclusivity Period	Royalty Rate on Net Sales After Exclusivity Period
Less than or equal to $[... ***...]:	[...***...]%	[...***...]%
Greater than $[ ...***...]:	[...***...]%	[...***...]%

The Opt-In Party’s obligation to pay royalties under this Section 5.5(b) is imposed only once with respect to the same unit of Royalty-Bearing Product.

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(c) Milestone Payments. Subject to Section 5.6(f), the Opt-In Party will pay to Regulus the following payments upon the achievement of the events set forth below by a Royalty-Bearing Product for the relevant Development Project:

Payment for Royalty-Bearing Product ([...***...]):
Milestone Event:
(i) Filing of IND for first Royalty-Bearing Product	$ [...***...]
(ii) Upon Completion of the first Phase IIa Clinical Trial	$ [...***...]
(iii) Initiation (i.e., dosing of first patient) of the first Phase III Clinical Trial	$ [...***...]
(iv) Filing of NDA in U.S. for first Royalty-Bearing Product	$ [...***...]
(v) Regulatory Approval in U.S. for the first Royalty-Bearing Product	$ [...***...]

The Opt-In Party will notify the other Parties within 15 days following achievement or occurrence of a milestone event. Each milestone payment under this Section 5.4(c) will be payable only once with respect to the first Royalty-Bearing Product under the relevant Development Project to achieve the milestone event. If an event in clause (ii), (iii), (iv) or (v) occurs before an event in a preceding clause (i), (ii) or (iii), the milestone payment described in such clause (i), (ii) or (iii) will be paid when the milestone payment described in such clause (ii), (iii), (iv) or (v) is paid.

Milestone payments will continue to be due for milestone events occurring after any grant by the Opt-In Party or its Affiliates to a Third Party of a sublicense of the Regulus IP or Licensed IP licensed to the Opt-In Party under Section 5.6(a) with respect to the relevant Development Project.

(d) Sublicense Income. Subject to Section 5.6(f), the Opt-In Party will pay to Regulus a portion of the Sublicense Income received by the Opt-In Party or its Affiliates, in accordance with the following table:

Sublicense agreement initially entered into during this timeframe:	Percentage of Sublicense Income
Prior to Completion of first Phase IIa Clinical Trial	[...***...]%
After Completion of first Phase IIa Clinical Trial, but prior to completion of first Phase III Clinical Trial	[...***...]%
After Completion of first Phase III Clinical Trial	[...***...]%

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5.6 Other Terms Applicable to Opt-In Party.

(a) License Grant.

(i)	Regulus will, and hereby does, grant to the Opt-In Party, subject to and limited by the Third Party Rights, a worldwide, royalty-bearing, sublicenseable (in accordance with Section 2.5), (x) license under all Regulus IP, and (y) sublicense under all Licensed IP (within the scope of the license granted to Regulus under such Licensed IP pursuant to Sections 2.2(a) and 2.2(b)), solely for purposes of Developing, Manufacturing and Commercializing the relevant Development Project’s Development Compounds and Development Therapeutics in the Field on the terms set forth in this Section 5.6. Regulus shall comply with the provisions of Section 2.4 with respect to the disclosure of information with respect to the relevant Third Party Rights.

(ii)	Subject to Third Party Rights, the rights granted under Section 5.6(a)(i) to the Opt-In Party will be exclusive, to the fullest extent possible, under Regulus IP and under Licensed IP. For the sake of clarity, this means that Regulus IP will be exclusively licensed by Regulus to the Opt-In Party with respect to the relevant Development Project, and Regulus’ rights under the Licensed IP will be exclusively sublicensed by Regulus to the Opt-In Party with respect to the relevant Development Project, but any non-exclusive licenses grant by the relevant Licensor to Regulus with respect to Licensed IP shall not be deemed to have been expanded to exclusive licenses to Regulus.

(b) Diligence. The Opt-In Party will use Commercially Reasonable Efforts to Develop, Manufacture and Commercialize the relevant Development Compounds and Development Therapeutics, at such Opt-In Party’s own expense, in the Field, either by itself or with or through its Affiliates or Sublicensees.

(c) Non-Compete. The non-Opt-In Party with respect to a Development Project will not, itself or through its Affiliates or with Third Parties, Develop, Manufacture or Commercialize Development Compounds or Development Therapeutics with respect to such Development Project during the period (i) [...***...] of a Royalty-Bearing Product with respect to such Development Project anywhere in the world as long as such Opt-In Party reasonably believes that a Development Therapeutic would be a Royalty-Bearing Product upon first commercial sale, and (ii) [...***...] of a Royalty-Bearing Product with respect to such Development Project anywhere in the world, until the expiration of [...***...] for such Development Project; provided, however that each Party will be entitled to grant Permitted Licenses.

(d) Third Party and Inter-Licensor Payments. In addition to the royalties and milestones payable under Section 5.4 or 5.5 above, the Opt-In Party will be responsible for all

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milestones, royalties and other payments payable to Third Party Licensors and assumed under Section 2.4. The Parties will use reasonable efforts to [...***...]. In addition, the Opt-In Party will be responsible for any other payments to the Third Parties in respect of the Development, Manufacture and Commercialization of such Development Compounds and Development Therapeutics in the Field. In addition, the Licensors agree that any amounts otherwise owed by one Licensor to another pursuant to a Previous Agreement is hereby waived with respect to such Development Project.

(e) No Longer a Development Project. If one, but not both, Licensors make an Opt-In Election with respect to a Development Project, such Development Project will be permanently removed from the Program/Project List.

(f) Credit for Prepaid Amounts. The Parties agree that, with respect to any Development Project, the relevant Opt-In Party should pay the greater of the cumulative Guaranteed Payments and the cumulative Sublicense Income Payments as of the end of each calendar quarter, and, because the timing of the Guaranteed Payments and the Sublicense Income Payments with respect to any given Development Project may not align, the Parties agree that the relevant Opt-In Party will not, with respect to any calendar quarter, be required to pay more than the amount necessary to bring the cumulative payments made by such Opt-In Party with respect to such Development Project up to the greater of the cumulative Guaranteed Payments and the cumulative Sublicense Income Payments with respect to such calendar quarter. Therefore, with respect to any calendar quarter, the relevant Opt-In Party shall pay the difference (if positive) between (i) the Cumulative Amount Owed as of the end of such calendar quarter, minus (ii) the Cumulative Amount Owed (if any) as of the end of the immediately prior calendar quarter. Several examples are provided in Schedule 5.6(f).

(A)	“Cumulative Amount Owed” means, with respect to a Development Project and a calendar quarter, the greater of (1) the cumulative Guaranteed Payments as of the end of such calendar quarter, and (2) the cumulative Sublicense Income Payments as of the end of such calendar quarter.

(B)	“Guaranteed Payments” means, with respect to a Development Project and a calendar quarter, (1) if High Terms apply, the payments paid or payable pursuant to Sections 5.4(a) and 5.4(c) with respect to such calendar quarter, and (2) if Low Terms apply, the payments paid or payable pursuant to Section 5.5(a) and 5.5(c) with respect to such calendar quarter.

5.7 Payment of Royalties. Following any dissolution or winding-up of Regulus that results in no successor entity to Regulus, any royalties, milestones and/or sublicense fees due to Regulus by a Licensor in connection with an Opt-In Election under this Agreement, will be reduced by [...***...] percent ([...***...]%) and this amount will instead be payable by the Licensor required to pay such fee directly to the other Licensor (the “Receiving Licensor”); provided, however, if the Receiving Licensor has pass-through obligations with respect to a royalty

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payment, milestone or sublicense fee, the payment to the Receiving Licensor will not be reduced to an amount less than the amount of the pass-through obligation.1

6. [Intentionally Deleted]

7. [Intentionally Deleted]

8. PAYMENT TERMS; REPORTS; RECORD-KEEPING AND AUDIT RIGHTS

8.1 Reports and Payments. The Party paying any royalties, milestones or Sublicense Income Payments hereunder (the “Paying Party”) to another Party (each, a “Payee Party”) will deliver to such Payee Party(ies), within 15 days after the end of each calendar quarter, a report with a reasonably detailed written accounting of Net Sales of Royalty-Bearing Products that are subject to royalty payments due to the Payee Party(ies) for such calendar quarter, milestones payable and Sublicense Income received or accrued during such period. Such quarterly reports will indicate gross sales on a country-by-country and Royalty-Bearing Product-by-Royalty-Bearing Product basis, the deductions from gross sales used in calculating Net Sales and the resulting calculation of the royalties due to the Payee Party(ies). Royalties or other payments accrued for the period covered by each such quarterly report will be due and payable 45 days after the end of each relevant calendar quarter. All amounts in this Agreement are expressed in U.S. Dollars and all payments due to the Payee Party(ies) hereunder will be paid in U.S. Dollars. If any conversion of foreign currency to U.S. Dollars is required in connection with any such payments, such conversion will be made by using the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last Business Day of the reporting period to which such payments relate, or such other publication as the Parties agree.

8.2 Tax Withholding. The Paying Party will use all reasonable and legal efforts to reduce tax withholding with respect to payments to be made to the Payee Party(ies). Notwithstanding such efforts, if the Paying Party concludes that tax withholdings are required with respect to payments to the Payee Party(ies), the Paying Party will withhold the required amount and pay it to the appropriate governmental authority. In any such case, the Paying Party will promptly provide the Payee Party(ies) with original receipts or other evidence reasonably sufficient to allow the Payee Party(ies) to document such tax withholdings for purposes of claiming foreign tax credits and similar benefits.

8.3 Late Payments. Any payments that are not made on or before the due date will bear interest at the lesser of (a) 1.5% per month or (b) the maximum permissible rate under applicable law, for the period from the date on which such payment was due through the date on which payment is actually made.

8.4 Financial Records. Unless otherwise required by the Investor Rights Agreement, the Paying Party will maintain, and will require its Affiliates and Sublicensees to maintain, for 3 years after the relevant reporting period all financial records relating to the transactions and activities contemplated by this Agreement in sufficient detail to verify compliance with the terms of this Agreement.

[1]	This Section 5.7 was taken from Section 10.7 of the LLC Agreement.

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8.5 Audit Right. Once during each calendar year, each Payee Party may retain an independent certified public accountant reasonably acceptable to the Paying Party to audit the financial records described in Section 8.4, upon reasonable notice to the Paying Party, during regular business hours and under an obligation of confidentiality to the Paying Party. Such Payee Party will bear all of the costs of such audit, except as provided below. The results of such audit will be made available to all Parties; provided, that, such results will be deemed the Confidential Information of the Paying Party hereunder. If the audit demonstrates that the payments owed under this Agreement have been understated, the Paying Party will pay the balance to the Payee Party, together with interest in accordance with Section 8.3. Further, if the amount of the understatement is greater than 5% of the amount owed to such Payee Party with respect to the audited period, then the Paying Party will reimburse the Payee Party for the reasonable cost of the audit. If the audit demonstrates that the payments owed under this Agreement have been overstated, the Payee Party will refund to the Paying Party the amount of such overpayment. All payments owed by the Paying Party or Payee Party under this Section 8.5 will be made within 30 days after the results of the audit are delivered to the Parties unless the Paying Party is disputing in good faith the results of the audit in which case the payment will be made within 30 days after resolution of such dispute.

9. INTELLECTUAL PROPERTY

9.1 Ownership.

(a) As among the Parties, (i) all of Alnylam’s Licensed IP will be owned solely by Alnylam, (ii) all of Isis’ Licensed IP will be owned solely by Isis, and (iii) subject to the Buy-Out process, all Work Product, and the Intellectual Property therein, will be owned by Regulus, and each Licensor hereby assigns, and will cause its Affiliates to assign, to Regulus all Work Product and the Intellectual Property therein.

(b) If Regulus enters into an agreement (other than the Services Agreement) with one of its Affiliates, a Licensor, an Affiliate of a Licensor or a Third Party pursuant to which Regulus IP could be developed, Regulus will use Commercially Reasonable Efforts to require such Person to assign to Regulus all right, title and interest to Regulus IP developed by such Person, or otherwise ensure that Regulus Controls all such Regulus IP.

9.2 Prosecution and Maintenance of Patent Rights.

(a) Regulus IP. As among the Parties, Regulus will have the sole right to file, prosecute and maintain Patent Rights covering any Regulus IP, at Regulus’ own expense.

(b) Licensor IP.

(i)	As among the Parties, each Licensor will have the initial right to file, prosecute and maintain such Licensor’s Licensed Patent Rights. Such activities will be at such Licensor’s expense.

(ii)	Subject to any Third Party Rights, in the event that a Licensor declines to file, prosecute or maintain such Licensor’s Licensed Patent Rights, elects to allow any such Patent Rights to lapse, or

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elects to abandon any such Patent Rights before all appeals within the respective patent office have been exhausted, then:

(A)	Such Licensor will provide Regulus with reasonable notice of its decision to decline to file, prosecute or maintain any such Patent Rights or its election to allow any such Patent Rights to lapse, or its election to abandon any such Patent Rights, so as to permit Regulus to decide whether to file, prosecute or maintain the same, and to take any necessary action.

(B)	Regulus may assume control of the filing, prosecution and/or maintenance of such Patent Rights in the name of such Licensor, at Regulus’ expense.

(C)	Such Licensor will, at Regulus’ expense and reasonable request, assist and cooperate in the filing, prosecution and maintenance of such Patent Rights.

(D)	Regulus will provide such Licensor, sufficiently in advance for such Licensor to comment, with copies of all patent applications and other material submissions and correspondence with any patent counsel or patent authorities pertaining to such Patent Rights.

(E)	Regulus will give due consideration to the comments of such Licensor, but will have the final say in determining whether or not to incorporate such comments.

(F)	Regulus and such Licensor will promptly provide the other with copies of all material correspondence received from any patent counsel or patent authorities pertaining to such Patent Rights.

9.3 Enforcement.

(a) Competitive Infringement. Subject to any Third Party Rights, the terms of this Section 9.3(a) will apply with respect to any actual or suspected infringement of a Licensor’s Licensed Patent Rights or Regulus Patent Rights by a Third Party making, using or selling a therapeutic product that contains or consists of (y) a miRNA Compound as an active ingredient [...***...] or (z) if clause (y) does not apply, an oligonucleotide(s) that falls within the field of a Party’s exclusive license under Section 2.3 of this Agreement. In the case of (z) above, the Party with the exclusive license in the field where the infringing product most reasonably falls will be considered the relevant Commercializing Party for purposes of this Section 9.3(a).

(i)

Each Party will promptly report in writing to the other Parties any such infringement of which it becomes aware, including, without limitation, receipt of any certification received under the United States Drug Price Competition and Patent Term Restoration Act of

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1984 (Pub. Law 98-471), as amended (the “Hatch-Waxman Act”), claiming that any of the Licensed Patent Rights or Regulus Patent Rights is invalid, unenforceable or that no infringement will arise from the manufacture, use or sale of such product (a “Paragraph IV Certification”).

(ii)	The relevant Commercializing Party will have the initial right, at such Commercializing Party’s expense, to initiate a legal action against such Third Party with respect to such infringement of the Regulus Patent Rights and, if such Commercializing Party is a Licensor, such Commercializing Party’s Licensed Patent Rights. At the Commercializing Party’s reasonable request and expense, the relevant Licensor(s) (if Regulus is the Commercializing Party) or the other Licensor (if a Licensor is the Commercializing Party) will use Commercially Reasonable Efforts to initiate a legal action against such Third Party with respect to an infringement described in clause (y) of this Section 9.3(a) of such other Licensor(s)’ Licensed Patent Rights. Each other Party will join in any such action(s) as a party at the Commercializing Party’s request and at the Commercializing Party’s expense in the event that an adverse party asserts, the court rules or other Laws then applicable provide, or the Commercializing Party determines in good faith, that a court would lack jurisdiction based on such other Party’s absence as a party in such suit. Each other Party may also at any time join in the Commercializing Party’s action and may be represented by counsel of its choice, at such Party’s expense; but in any event control of such action will remain with the Commercializing Party. At the Commercializing Party’s or enforcing Licensor’s reasonable request and expense, the other Parties will provide reasonable assistance to the Commercializing Party or enforcing Licensor, as the case may be, in connection with any such action. Without the prior written consent of the relevant other Party(ies), the Commercializing Party or enforcing Licensor, as the case may be, will not enter into any settlement admitting the invalidity of, impacting the scope or interpretation of or otherwise impairing such other Party(ies)’ rights, as the case may be, in any such Patent Rights.

(iii)	Any recoveries resulting from an action brought under Section 9.3(a)(ii) in connection with an infringement described in clause (y) of Section 9.3(a) (whether undertaken by the Commercializing Party or the enforcing Licensor) will be applied as follows:

(A)	First, to reimburse each Party for all litigation costs in connection with such proceeding paid by such Party (on a pro rata basis, based on each Party’s respective litigation costs, to the extent the recovery was less than all such litigation costs); and

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(B)	The remainder of the recovery will be retained by the Commercializing Party and [...***...].

Any recoveries resulting from an action brought under Section 9.3(a)(ii) in connection with an infringement described in clause (z) of Section 9.3(a) will be retained by the Commercializing Party.

(iv)	If the Commercializing Party does not, within 6 months of written notice from another Party or otherwise becoming aware of such infringement (or within 30 days of the Commercializing Party’s receipt of a Paragraph IV Certification), commence and reasonably pursue a legal action to prevent such infringement with respect to the Regulus Patent Rights, Regulus will be entitled, at its expense, to commence the action in its name. Each Licensor will join in such action as a party at Regulus’ request and expense in the event that an adverse party asserts, the court rules or other Laws then applicable provide, or Regulus determines in good faith, that a court would lack jurisdiction based on such Licensor’s absence as a party in such suit, but control of such action will remain with Regulus. Any recoveries resulting from such an action will be retained by Regulus.

(b) Non-Competitive Infringement.

(i)	As among the Parties, except as provided in Sections 9.3(a), Regulus will have the sole right to protect Regulus Patent Rights from any actual or suspected infringement or misappropriation, at Regulus’ own expense. Any recoveries resulting from such an action will be retained by Regulus [...***...].

(ii)	As among the Parties, except as provided in Section 9.3(a), each Licensor will have the sole right to protect such Licensor’s Licensed Patent Rights from any actual or suspected infringement or misappropriation. Such activities will be at such Licensor’s expense. Any recoveries resulting from such an action will be retained by such Licensor.

9.4 Invalidity Claims. Subject to any Third Party Rights, if a Third Party at any time asserts a claim that a Licensor’s Licensed IP or the Regulus IP is invalid or otherwise unenforceable (an “Invalidity Claim”), whether as a defense in an infringement action brought by a Party pursuant to Section 9.3 or in an action brought against a Party under Section 9.5, the general concepts of Section 9.3 will apply to such Invalidity Claim (i.e., each Party has the right to defend its own intellectual property, except that the Commercializing Party will have the initial right, to the extent provided in Section 9.3(a), to defend such Invalidity Claim, and Regulus will have a step-in right, to the extent provided in Section 9.3(a), to defend such Invalidity Claim).

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9.5 Claimed Infringement.

(a) Regulus will promptly notify the Licensors of the receipt of any claim that the Development or Manufacture of miRNA Compounds or miRNA Therapeutics or Commercialization of miRNA Therapeutics infringes the Patent Rights or misappropriates Know-How of any Third Party or the commencement of any action, suit or proceeding with respect thereto, enclosing a copy of the claim and all papers served.

(b) If a Party becomes aware that the Development or Manufacture of miRNA Compounds or miRNA Therapeutics or the Commercialization of miRNA Therapeutics in the Field, by a Commercializing Party, its Affiliates or Sublicensees, infringes or misappropriates, or is likely to or is alleged to infringe or misappropriate, the Patent Rights or Know-How of any Third Party, such Party will promptly notify intellectual property counsel to the other Parties, and such Commercializing Party will have the sole right and responsibility to take any action it deems appropriate with respect thereto; provided, however, that, to the extent that any action would involve the enforcement of another Party’s Licensed IP or the Regulus IP (if the Commercializing Party is a Licensor), or the defense of an Invalidity Claim with respect to such other Party’s Licensed IP or the Regulus IP, the general concepts of Section 9.3 will apply to the enforcement of such other Party’s Licensed IP or the Regulus IP or the defense of such Invalidity Claim (i.e., each Party has the right to enforce its own intellectual property, except that the relevant Commercializing Party will have the initial right, to the extent provided in Section 9.3(a), to enforce such Licensed IP or Regulus IP or defend such Invalidity Claim, and Regulus will have a step-in right, to the extent provided in Section 9.3(a), to enforce such Patent Right or defend such Invalidity Claim).

9.6 Additional Right. Notwithstanding any provision of Section 9, Isis will actively participate in the planning and conduct of any enforcement of Regulus IP or Isis IP and will take the lead of such enforcement to the extent that the scope or validity of any Licensed Patent Right Controlled by Isis [...***...].

10. CONFIDENTIAL INFORMATION

10.1 Permitted Disclosures. Each Party may make Permitted Disclosures of another Party’s Confidential Information.

10.2 Scientific Publications. No Party will publish, present or otherwise disclose to the public the results of any Research Program or Development Project (“Research Results”), except as specifically approved by the Collaboration Working Group or as provided in this Section 10.2 below or in Section 10.3. The Collaboration Working Group will agree upon the form and timing of any publication or presentation or other disclosure (such as an abstract, manuscript or presentation) to the public of the Research Results subject to the Collaboration Working Group’s approval. For clarification, this Section 10.2 and Section 10.3 will not apply with respect to the use and disclosure of another Party’s Confidential Information as specifically provided for in the Investor Rights Agreement or Section 10.1 of this Agreement or for disclosure of any Party’s own information to comply with Law.

10.3 Disclosures Regarding Royalty-Bearing Products. In addition, each Commercializing Party may, without the Collaboration Working Group’s approval, make

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disclosures pertaining solely to its Royalty-Bearing Products; provided, however, that, (i) Regulus will immediately notify (and provide as much advance notice as possible to) the other Parties of any event materially related to its Royalty-Bearing Products (including any regulatory approval) so that the Parties may analyze the need to or desirability of publicly disclosing or reporting such event and (ii) any press release or other similar public communication by any Party related to efficacy or safety data and/or results of a Royalty-Bearing Product will be submitted to the other Parties for review at least [...***...] Business Days (to the extent permitted by Law) in advance of such proposed public disclosure, the other Parties shall have the right to expeditiously review and recommend changes to such communication and the Party whose communication has been reviewed shall in good faith consider any changes that are timely recommended by the reviewing Parties. Notwithstanding the foregoing, in each case such right of review and recommendation shall only apply for the first time that specific information is to be disclosed, and shall not apply to the subsequent disclosure of information that (A) is substantially similar to a previously reviewed disclosure and (B) in the context of the subsequent disclosure, does not carry a substantially different qualitative message than that carried by the previously reviewed disclosure.

11.	INDEMNIFICATION

11.1 Indemnification by Regulus. Regulus agrees to defend each Licensor, the Affiliates of each Licensor, and their respective agents, directors, officers and employees (the “Licensor Indemnitees”), at Regulus’ cost and expense, and will indemnify and hold harmless the Licensor Indemnitees from and against any and all losses, costs, damages, fees or expenses (“Losses”) relating to or in connection with a Third Party claim arising out of (a) any actual or alleged death, personal bodily injury or damage to real or tangible personal property claimed to result, directly or indirectly, from the manufacture, storage, possession, use or consumption of, treatment with or sale, any miRNA Compound or miRNA Therapeutic (other than as set forth in Section 11.2(a) or in the Investor Rights Agreement), regardless of the form in which any such claim is made or whether actual negligence is found, (b) any actual or alleged infringement or unauthorized use or misappropriation of any Patent Right or other intellectual property right of a Third Party with respect to the activities of Regulus, its Affiliates or Sublicensees under this Agreement or the Services Agreement, (c) breach by Regulus of its representations, warranties or covenants made under this Agreement or the Services Agreement, or (d) any negligent act or omission or willful misconduct of Regulus, its Affiliates or Sublicensees or any of their employees, contractors or agents, in performing its obligations or exercising its rights under this Agreement or the Services Agreement; provided, however, that, with respect to each Licensor and its related Licensor Indemnitees, the foregoing indemnity will not apply to the extent that any such Losses (i) are attributable to the gross negligence or willful misconduct of such Licensor or its related Licensor Indemnitees, or (ii) are otherwise subject to an obligation by such Licensor to indemnify the Superset Indemnitees under Section 11.2(a)-(d).

11.2 Indemnification by Licensor(s). Each Licensor agrees to defend Regulus and its Affiliates, and their respective agents, directors, officers and employees (the “Regulus Indemnitees”) and the other Licensor, and its related Licensor Indemnitees (the Regulus Indemnitees, such other Licensor and its related Licensor Indemnitees, collectively, the “Superset Indemnitees”), at such Licensor’s cost and expense, and will indemnify and hold harmless the Superset Indemnitees from and against any and all Losses, relating to or in connection with a Third Party claim arising out of (a) any actual or alleged death, personal

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bodily injury or damage to real or tangible personal property claimed to result, directly or indirectly, from the manufacture, storage, possession, use or consumption of, treatment with or sale, any miRNA Compound or miRNA Therapeutic Developed, Manufactured and/or Commercialized by such Licensor, its Affiliates or Sublicensees pursuant to Section 5, regardless of the form in which any such claim is made or whether actual negligence is found, (b) any actual or alleged infringement or unauthorized use or misappropriation of any Patent Right or other intellectual property right of a Third Party with respect to the activities of such Licensor, its Affiliates or Sublicensees under this Agreement or the Services Agreement, (c) any breach by such Licensor of its representations, warranties or covenants under this Agreement or the Services Agreement given to the other Party seeking indemnification hereunder, or (d) any negligent act or omission or willful misconduct of such Licensor or its Affiliates, or any of their employees, contractors or agents, in performing its obligations or exercising its rights under this Agreement or the Services Agreement; provided, however, that with respect to Regulus or the indemnified Licensor, and the relevant Superset Indemnitees, the foregoing indemnity will not apply to the extent that any such Losses (i) are attributable to the gross negligence or willful misconduct of such Party or its Superset Indemnitees, or (ii) are otherwise subject to an obligation by such Party to indemnify the Licensor Indemnitees under Section 11.1(a)-(d).

11.3 Notification of Claims; Conditions to Indemnification Obligations. A Party entitled to indemnification under this Section 11 will (a) promptly notify the indemnifying Party as soon as it becomes aware of a claim or action for which indemnification may be sought pursuant hereto, (b) cooperate with the indemnifying Party in the defense of such claim or suit, and (c) permit the indemnifying Party to control the defense of such claim or suit, including without limitation the right to select defense counsel; provided that if the Party entitled to indemnification fails to promptly notify the indemnifying Party pursuant to the foregoing clause (a), the indemnifying Party will only be relieved of its indemnification obligation to the extent prejudiced by such failure. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of the indemnified Party, or which imposes obligations on the indemnified Party, other than financial obligations that are covered by the indemnifying Party’s indemnification obligation, without the prior written consent of the indemnified Party. The indemnifying Party will have no liability under this Section 11 with respect to claims or suits settled or compromised without its prior written consent and the indemnified Party may not, without the prior written consent of the indemnifying Party, compromise or settle any claim or suit in a manner which admits fault or negligence on the part of the indemnifying Party, or which imposes obligations on the indemnified Party.

11.4 Allocation. In the event a claim is based partially on an indemnified claim under this Agreement or the Investor Rights Agreement and partially on a non-indemnified claim or based partially on a claim indemnified by one Party under this Agreement or the Investor Rights Agreement and partially on a claim indemnified by another Party(ies) under this Agreement or the Investor Rights Agreement, any payments in connection with such claims are to be apportioned between the Parties in accordance with the degree of cause attributable to each Party.

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12. INSURANCE

12.1 Without limiting a Party’s undertaking to defend, indemnify, and hold the other Parties harmless as set forth in Section 11, to the extent available on commercially reasonable terms each Party will obtain and maintain a commercial general liability policy, including coverage for commercial general liability claims and coverage for products liability claims, taking into account the stage of development of the miRNA Compound or miRNA Therapeutic to which such Party has rights under this Agreement, in amounts reasonably sufficient to protect against liability under Section 11. The foregoing coverage will continue during the term of this Agreement and for a period of 3 years thereafter. The Parties have the right to ascertain from time to time that such coverage exists, such right to be exercised in a reasonable manner.

13. WARRANTIES

13.1 Mutual Warranties. Each Party warrants that as of the Amendment Effective Date: (a) it is a corporation duly organized and in good standing under the laws of the jurisdiction of its incorporation or organization, and it has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted under this Agreement and the Services Agreement; (b) it has the full right, power and authority to enter into this Agreement and the Services Agreement and to grant the rights and licenses granted by it under this Agreement and the Services Agreement; (c) there are no existing or, to its knowledge, threatened actions, suits or claims pending with respect to the subject matter hereof or its right to enter into and perform its obligations under this Agreement and the Services Agreement; (d) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the Services Agreement and the performance of its obligations under this Agreement and the Services Agreement; (e) this Agreement and the Services Agreement have been duly executed and delivered on behalf of it, and each constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof, subject to the general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally; (f) all necessary consents, approvals and authorizations of all regulatory and governmental authorities and other persons required to be obtained by it in connection with the execution and delivery of this Agreement and the Services Agreement and the performance of its obligations under this Agreement and the Services Agreement have been obtained; and (g) the execution and delivery of this Agreement and the Services Agreement and the performance of its obligations under this Agreement and the Services Agreement do not conflict with, or constitute a default under, any of its existing contractual obligations.

13.2 Additional Licensor Warranties.

(a) Each Licensor warrants to Regulus that, as of the Effective Date, except as set forth on Schedule 2.4(A) or in accordance with Section 2.4: (i) such Licensor has the right to grant to Regulus the rights granted to Regulus under such Licensor’s Licensed IP hereunder; and (ii) no written claim has been made against such Licensor alleging that such Licensor’s Licensed Patent Rights are invalid or unenforceable.

(b) Each Licensor further warrants to each other Party that such Licensor has prepared, or will prepare, as applicable, its respective In-License Summary, Out-License

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Summary and descriptions of Optional In-Licenses, in good faith and having used reasonable and diligent efforts to disclose, in summary form, all material issues relating to the scope of the license granted to Regulus and all material pass-through payment obligations. The Parties agree and acknowledge that a Licensor shall be deemed to be in breach of the warranty in this Section 13.2(b) if such Licensor knowingly omitted from, or knowingly misrepresented in, its In-License Summary, Out-License Summary or Optional In-License description any material issues relating to the scope of the license granted to Regulus or any material pass-through payment obligations. For the sake of clarity, the Parties agree and acknowledge, by way of example and not limitation, that a Licensor shall not be deemed to be in breach of the warranty in this Section 13.2(b) if its In-License Summary, Out-License Summary or Optional In-License description is incorrect or misleading in light of facts, issues or technology changes which occur or become known after the date such In-License Summary, Out-License Summary or Optional In-License description is provided to the other Licensor.

(c) Each Licensor further warrants to each other Party that such Licensor has set forth on Schedule 2.2(A), in good faith and having used reasonable and diligent efforts to identify, all Patent Rights Controlled by such Licensor on the Effective Date that (1) are reasonably necessary or useful to the research, development and commercialization of miRNA Compounds or miRNA Therapeutics as contemplated by the current Operating Plan and (2) claim (a) miRNA Compounds or miRNA Therapeutics in general, (b) specific miRNA Compounds or miRNA Therapeutics, (c) chemistry or delivery of miRNA Compounds or miRNA Therapeutics, (d) mechanism(s) of action by which a miRNA Antagonist directly prevents the production of the specific miRNA, or (e) methods of treating an Indication by modulating one or more miRNAs; except, in each case for manufacturing technology (including but not limited to analytical methods). In the event a Licensor is in breach of this warranty, the Parties will work in good faith to amend Schedule 2.2(A) such that the Patent Right that is the subject of the breach is including as a Licensed Patent Right under this Agreement.

13.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS SECTION 13, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF PATENT CLAIMS, WHETHER ISSUED OR PENDING.

14.	LIMITATION OF LIABILITY

14.1 UNLESS RESULTING FROM A PARTY’S WILLFUL MISCONDUCT OR FROM A PARTY’S WILLFUL BREACH OF SECTION 10, NO PARTY HERETO WILL BE LIABLE TO ANY OTHER PARTY OR ITS AFFILIATES FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR LOSS OF PROFITS, LOSS OF DATA, LOSS OF REVENUE, OR LOSS OF USE DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT WHETHER BASED UPON WARRANTY, CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 14 IS INTENDED TO LIMIT OR

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RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER THIS AGREEMENT.

15. TERMINATION

15.1 Term. This Agreement will become effective as of the Amendment Effective Date, and will remain in effect until the earlier of (a) the termination of this Agreement in accordance with Section 15.2, (b) the cessation of all Development of potential Royalty-Bearing Products prior to the first commercial sale of a Royalty-Bearing Product anywhere in the world, or (c) following the first commercial sale of a Royalty-Bearing Product anywhere in the world, the expiration of the Royalty Terms for Royalty-Bearing Products on a country-by-country and a Royalty-Bearing Product-by-Royalty-Bearing Product basis.

15.2 Termination for Breach.

(a) If Regulus breaches any material provision of this Agreement (including any representation or warranty), and fails to remedy such breach within sixty (60) days after written notice from the Licensors, acting jointly, then the Licensors, acting jointly, shall have the right, but not the obligation, to initiate the Buy-Out. In such event, the Licensors will determine which Licensor will be considered the “Initiating Founding Investor” (as defined in the Investor Rights Agreement) for purposes of the Buy-Out.

(b) If an Opt-In Party breaches any material provision of this Agreement with respect to the relevant Development Project, and fails to remedy such breach within 60 days after written notice from Regulus, then Regulus will have the right, but not the obligation, to terminate such Opt-In Party’s rights and licenses with respect to such Development Project and the breaching Opt-In Party will promptly return to the aggrieved Party(ies) all related tangible Know-How and Confidential Information of such aggrieved Party(ies).

(c) Except as provided in Section 15.2(b), if a Licensor breaches any material provision of this Agreement (including any representation or warranty), and fails to remedy such breach within sixty (60) days after written notice from any other Party, then (i) if such other Party is a Licensor, such Licensor may initiate the Buy-Out, (ii) if such other Party is Regulus, Regulus may not terminate this Agreement, and (iii) whether such other Party is Regulus or a Licensor, such other Party has the right to seek other legal or equitable remedies with respect to such breach.

(d) Notwithstanding Section 15.2(b) or 15.2(c)(i), if a non-breaching Party gives the allegedly-breaching Party a notice pursuant to this Section 15.2 of a material breach by such alleged-breaching Party, and, as of the end of the cure period specified above, two or more Parties are engaged in an arbitration pursuant to Section 16.7 in which such allegedly-breaching Party is in good faith disputing the occurrence of the alleged material breach or the sufficiency of the cure with respect thereto, then the non-breaching Parties may not (i) initiate the Buy-Out in the case of Section 15.2(c)(i) or (ii) terminate the applicable license in the case of Section 15.2(b), as a result of such breach unless and until the arbitrator issues an award that such breach occurred (if that issue was in dispute) and/or that the cure was insufficient (if that issue was in dispute), following which the breaching Party shall have 60 days to cure such breach (or unless

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and until such allegedly-breaching Party is no longer disputing such issues in good faith, if earlier).

15.3 Effects of Termination.

(a) Any of Regulus’ direct Sublicensees may, by providing written notice to the Licensors within the 60 day period immediately following termination of this Agreement with respect to Regulus, in whole or in part, obtain from each Licensor a direct license from such Licensor, on the same terms as the sublicense granted by Regulus to such Sublicensee with respect to such Licensor’s Licensed IP, except to the extent that any such terms are inconsistent with the rights granted by such Licensor to Regulus under this Agreement, in which case any terms in this Agreement which are more protective of such Licensor’s rights will instead apply. If a Sublicensee provides such notice, the Licensors will negotiate in good faith with such Sublicensee a written agreement to reflect such terms; provided, that, (i) such Sublicensee is, at the time of termination of this Agreement, in compliance with its sublicense agreement with Regulus, and (ii) such Sublicensee cures any payment default of Regulus hereunder, with respect to any royalties or Sublicense Income Payments due to the Licensors with respect to the sublicense granted by Regulus to such Sublicensee hereunder.

15.4 Survival. Upon termination of this Agreement, the following sections of this Agreement will survive: Sections 2.1, 2.3, 8, 9.1(a), 9.3, 10, 11, 12, 14, 15.2, 15.3, 15.4 and 16, and, to the extent related to Section 9.3, Sections 9.4, 9.5 and 9.6. In addition, if this Agreement is terminated pursuant to a Buy-Out, then, with respect to each Development Project for which an Opt-In Party has obtained a license under Section 5.6 before the initiation of the Buy-Out, the following sections of this Agreement will survive with respect to such Development Project: Sections 5.4 or 5.5 (as applicable), and Section 5.6, unless and until terminated pursuant to Section 15.2(b), subject to Section 15.2(d) (with Regulus’ role in such termination sections being played by the other Founding Investor following the dissolution of Regulus). Upon any expiration of this Agreement with respect to a Royalty-Bearing Product under Section 15.1(c), the license granted under any Know-How that is part of the Licensed IP and/or Regulus IP to a Party with respect to such Royalty-Bearing Product will become a fully paid-up and perpetual license to Manufacture, import, use, sell or otherwise Commercialize such Royalty-Bearing Product.

16. MISCELLANEOUS

16.1 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by a Party without the prior written consent of the other Parties, except (a) Regulus shall assign both this Agreement and the Services Agreement to a Person that acquires, by merger, sale of assets or otherwise, all or substantially all of the business of Regulus to which the subject matter of this Agreement relates, (b) each Licensor shall assign both this Agreement and the Services Agreement along with the Transfer (as defined in the Investor Rights Agreement) of such Licensor’s Shares (as defined in the Investor Rights Agreement) and registerable securities, if any, and (c) each Party may assign or transfer its rights to receive royalties, milestones and Sublicense Income Payments under this Agreement (but no liabilities) to a Third Party in connection with [...***...]. Notwithstanding the foregoing, each Party will have the right to assign this Agreement, in whole or in part, to an Affiliate of such Party without the prior written consent of the other Parties; provided that such assignee assumes in writing all

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obligations of the assigning Party hereunder. Any assignment not in accordance with the foregoing will be void. This Agreement will be binding upon, and will inure to the benefit of, all permitted successors and assigns. Each Party agrees that, notwithstanding any provisions of this Agreement to the contrary, (y) in the event that this Agreement is assigned by a Party in connection with the sale or transfer of all or substantially all of the business of such Party to which the subject matter of this Agreement relates, such assignment will not provide the non-assigning Parties with rights or access to the Know-How or Patent Rights of the acquirer of such assigning Party, and (z) in the event of a Change of Control of a Party, the other Parties shall not acquire rights or access to the Know-How or Patent Rights of the acquirer of such acquired Party.

16.2 Force Majeure. No Party will be held liable or responsible to any other Party nor be deemed to have defaulted under or breached this Agreement for failure or reasonable delay in fulfilling or performing any term of this Agreement (except any obligation to pay upfront payments, milestones, royalties or Sublicense Income Payments) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, which may include, without limitation, embargoes, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of terrorism, strikes, lockouts or other labor disturbances, or acts of God. The affected Party will notify the other Parties of such force majeure circumstances as soon as reasonably practical and will make every reasonable effort to mitigate the effects of such force majeure circumstances.

16.3 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are and will otherwise be deemed to be for purposes of Section 365(n) of the United States Bankruptcy Code (Title 11, U.S. Code), as amended (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code. The Parties will retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. The Parties agree that each Party, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code or any other provisions of Applicable Law outside the United States that provide similar protection for ‘intellectual property.’ The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the U.S. Bankruptcy Code or analogous provisions of applicable Law outside the United States, the Party that is not subject to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) such intellectual property and all embodiments of such intellectual property, which, if not already in the non subject Party’s possession, will be promptly delivered to it upon the non subject Party’s written request thereof. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.

16.4 Notices. Any notice required or provided for by the terms of this Agreement or the Services Agreement shall be delivered in accordance with Section 13.9 of the Investor Rights Agreement.

16.5 Relationship of the Parties. It is expressly agreed that the Parties will be independent contractors hereunder and that the relationship among the Parties under this Agreement will not constitute a partnership, joint venture or agency. No Party will have the authority under this Agreement to make any statements, representations or commitments of any

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kind, or to take any action, which will be binding on any other Party, without the prior consent of such other Party. This Agreement will be understood to be a joint research agreement to discover miRNA Compounds and associated uses and to develop Royalty-Bearing Products in accordance with 35 U.S.C. § 103(c)(3).

16.6 Governing Law. This Agreement will be governed and interpreted in accordance with the substantive laws of the State of Delaware, excluding its conflicts of law rules; provided that matters of intellectual property law concerning the existence, validity, ownership, infringement or enforcement of intellectual property will be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.

16.7 Dispute Resolution. Except (a) for matters of intellectual property law concerning the existence, validity, ownership, infringement or enforcement of intellectual property, which matters will not be subject to the terms of this Section 16.7, and (b) as other dispute resolution procedures are expressly provided herein, in the event of any dispute, controversy or claim arising out of or relating to this Agreement, the Parties will try to settle such dispute, controversy or claim amicably between themselves, including referring such dispute, controversy or claim to the Executive Officers of the Parties. If the Parties are unable to so settle such dispute, controversy or claim within a period of 60 days from the date of such referral, then upon notice by any Party to the other Parties, any such dispute, controversy or claim arising out of or relating to any provision of this Agreement, or the interpretation, enforceability, performance, breach, termination or validity hereof, will be finally resolved under the Commercial Arbitration Rules of the American Arbitration Association by a single arbitrator appointed in accordance with such rules. The Parties will be entitled to the same discovery as permitted under the U.S. Federal Rules of Civil Procedure; provided that the arbitrator will be entitled in its discretion to grant a request from a Party for expanded or more limited discovery. The place of arbitration will be New York, New York. The language of the arbitration will be English. At any time, a Party may seek or obtain preliminary, interim or conservatory measures from the arbitrators or from a court.

16.8 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties. The Parties will in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, maintains the balance of the rights and obligations of the Parties under this Agreement.

16.9 Entire Agreement. This Agreement (including all schedules and exhibits hereto), the Investor Rights Agreement and the Services Agreement constitute the entire agreement among the Parties with respect to the subject matter herein and supersedes all previous agreements (other than those listed in Schedule A (the “Previous Agreements”)), whether written or oral, with respect to such subject matter, including without limitation the Original License Agreement. For clarity, the Parties acknowledge and agree that the Original License Agreement remains in effect in accordance with its terms with respect to the period between September 6, 2007 and the Amendment Effective Date. Unless otherwise expressly indicated, references herein to sections, subsections, paragraphs and the like are to such items within this

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Agreement. The Parties acknowledge that this Agreement is being executed and delivered simultaneously with the execution and delivery by the Parties and/or their Affiliates of the Investor Rights Agreement and the Services Agreement. For purposes of clarity, nothing in this Agreement (other than Section 5.6(d)) will be deemed to modify or amend any provision of any of the Previous Agreements.

16.10 Amendment and Waiver. This Agreement may not be amended, nor any rights hereunder waived, except in a writing signed by the properly authorized representatives of each Party.

16.11 No Implied Waivers. The waiver by a Party of a breach or default of any provision of this Agreement by any other Party will not be construed as a waiver of any succeeding breach of the same or any other provision, nor will any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

16.12 Export Compliance. The Parties acknowledge that the exportation from the United States of materials, products and related technical data (and the re-export from elsewhere of United States origin items) may be subject to compliance with United States export Laws, including, without limitation, the United States Bureau of Export Administration’s Export Administration Regulations, the Federal Food, Drug and Cosmetic Act and regulations of the FDA issued thereunder, and the United States Department of State’s International Traffic and Arms Regulations which restrict export, re-export, and release of materials, products and their related technical data, and the direct products of such technical data. The Parties agree to comply with all exports Laws and to commit no act that, directly or indirectly, would violate any United States Law, or any other international treaty or agreement, relating to the export, re-export, or release of any materials, products or their related technical data to which the United States adheres or with which the United States complies.

16.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereby execute this Agreement as of the date first written above.

ALNYLAM PHARMACEUTICALS, INC.

By:	/s/ Barry Greene
Name: Barry Greene
Title: President & COO

ISIS PHARMACEUTICALS, INC.

By:	/s/ B. Lynne Parshall
Name: B. Lynne Parshall
Title: Chief Operating Officer & Chief Financial Officer

REGULUS THERAPEUTICS INC.

By:	/s/ Kleanthis G. Xanthopoulos
Name: Kleanthis G. Xanthopoulos
Title: President & CEO

Exhibit 1

Defined Terms

1.1 “Additional Rights” will have the meaning set forth in Section 2.4(d).

1.2 “Affiliate” of an entity means any other entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first entity. For purposes of this definition only, “control” (and, with correlative meanings, the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance. For purposes of this Agreement (a) Regulus will not be deemed to be an Affiliate of any Licensor and (b) a Licensor and its Affiliates will not be considered an Affiliate of Regulus.

1.3 “Agreement” will have the meaning set forth in the Preamble.

1.4 “Alnylam” will have the meaning set forth in the Preamble.

1.5 “Alnylam Field” will have the meaning set forth in Section 2.3(a).

1.6 “Amendment Effective Date” has the meaning set forth in the Preamble.

1.7 “Approved Mimic” will have the meaning set forth in Section 1.61.

1.8 “Approved Precursor Antagonist” will have the meaning set forth in Section 1.61.

1.9 “Bankruptcy Code” will have the meaning set forth in Section 16.3.

1.10 “Business Day” means a day on which the banks in New York, New York are open for business.

1.11 “Buy-Out” will have the meaning set forth in the Investor Rights Agreement.

1.12 “Change of Control” means, with respect to a Licensor, the earlier of (x) the public announcement of or (y) the closing of: (a) a merger, reorganization or consolidation involving such Licensor in which its shareholders immediately prior to such transaction would hold less than 50% of the securities or other ownership or voting interests representing the equity of the surviving entity immediately after such merger, reorganization or consolidation, or (b) a sale to a Third Party of all or substantially all of such Licensor’s assets or business relating to this Agreement.

1.13 “Collaboration Working Group” means a group having equal representation from Isis, Alnylam and Regulus which will meet on a regular basis to share information about Know-How and Patent Rights relevant to the joint venture and to conduct the business necessary under this Agreement. Each Party will designate two Collaboration Working Group members within 30 days of the Effective Date.

1.14 “Combination Product” will have the meaning set forth in Section 1.67.

1.15 “Commercialization” or “Commercialize” means any and all activities directed to marketing, promoting, detailing, distributing, importing, having imported, exporting, having exported, selling or offering to sell a miRNA Therapeutic following receipt of Regulatory Approval for such miRNA Therapeutic.

1.16 “Commercializing Party” means the Party Manufacturing, Developing or Commercializing a miRNA Therapeutic under this Agreement pursuant to licenses granted under Sections 2.2 or 5.6.

1.17 “Commercially Reasonable Efforts” means, reasonable, diligent, good faith efforts to accomplish an objective as such Party would normally use to accomplish a similar objective, under similar circumstances exercising reasonable business judgment. With respect to the Development, Manufacturing or Commercialization of a miRNA Therapeutic, such efforts will be substantially equivalent to the efforts used by such Party with respect to other products at similar stages in their development or product life and of similar market potential, taking into account the profile of the miRNA Therapeutic, the competitive landscape and other relevant factors commonly considered in similar circumstances. For all Parties the level of effort will be at least that of a typical medium sized biopharmaceutical company.

1.18 “Completion” means, with respect to any clinical trial, the locking of the database pertaining to such clinical trial.

1.19 “Confidential Information” will have the meaning set forth in the Investor Rights Agreement.

1.20 “Control” or “Controlled” means the possession of the right (whether by ownership, license or otherwise) to assign, or grant a license, sublicense or other right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party; provided, however, that neither Licensor will be deemed to Control Regulus IP and no Party other than the relevant Licensor shall be deemed to Control such Licensor’s Licensed IP.

1.21 “Controlling Party” will have the meaning set forth in Section 2.4(d).

1.22 “Cover”, “Covered” or “Covering” means, (a) with respect to a patent, that, in the absence of a license granted to a Person under a Valid Claim included in such patent, the practice by such Person of an invention claimed in such patent would infringe such Valid Claim, or (b) with respect to a patent application, that, in the absence of a license granted to a Person under a Valid Claim included in such patent application, the practice by such Person of an invention claimed in such patent application would infringe such Valid Claim if it were to issue as a patent.

1.23 “Develop” or “Development” means, with respect to a miRNA Compound or miRNA Therapeutic, any discovery, characterization, preclinical or clinical activity with respect to such miRNA Compound or miRNA Therapeutic, including human clinical trials conducted after Regulatory Approval of such miRNA Therapeutic to seek Regulatory Approval for additional Indications for such miRNA Therapeutic.

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1.24 “Development Compound” means, with respect to a Development Project, any miRNA Compound directed to the miRNA(s) which is the focus of such Development Project.

1.25 “Development Project” will have the meaning set forth in Section 4.4.

1.26 “Development Therapeutic” means, with respect to a Development Project, any miRNA Therapeutic containing an miRNA Compound(s) directed to the miRNA(s) which is the focus of such Development Project.

1.27 “Disclosing Party” will have the meaning set forth in the Investor Rights Agreement.

1.28 “Effective Date” means September 6, 2007, the date on which the Parties entered into the Original License Agreement.

1.29 “Exclusivity Period” means, with respect to a Royalty-Bearing Product in a country, that period of time beginning with the first commercial sale of such Royalty-Bearing Product in such country and ending on the later to expire of (a) the time during which the applicable Regulatory Authority in such country is not permitted to grant Regulatory Approval for a generic equivalent of such Royalty-Bearing Product and (b):

•

with respect to a Royalty-Bearing Product being Commercialized by Regulus, the last Valid Claim of the Patent Rights licensed to Regulus pursuant to this Agreement or the Regulus Patent Rights Covering (i) the Manufacture of such Royalty-Bearing Product in such country or (ii) the use, sale or other Commercialization of such Royalty-Bearing Product in such country; or

•

with respect to a Royalty-Bearing Product being Commercialized by a Licensor, the last Valid Claim of the Patent Rights licensed to such Licensor pursuant to this Agreement Covering (i) the Manufacture of such Royalty-Bearing Product in such country or (ii) the use, sale or other Commercialization of such Royalty-Bearing Product in such country.

1.30 “Executive Officer” means, with respect to a Party, the Chief Executive Officer of such Party (or the officer or employee of such Party then serving in a substantially equivalent capacity) or his/her designee of substantially equivalent rank.

1.31 “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.32 “Field” means treatment and/or prophylaxis of any or all Indications.

1.33 “GAAP” means United States Generally Accepted Accounting Principles, consistently applied.

1.34 “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable foreign regulatory standards.

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1.35 “[...***...]” means a [...***...].

1.36 “Hatch-Waxman Act” will have the meaning set forth in Section 9.3(a)(i)(A).

1.37 “High Terms” will have the meaning set forth in Section 5.4.

1.38 “In-License Agreement” will have the meaning set forth in Section 2.4(b).

1.39 “In-License Summary” will have the meaning set forth in Section 2.4(b).

1.40 “IND” means an Investigational New Drug Application or similar foreign application or submission for approval to conduct human clinical investigations.

1.41 “Indication” means any disease or condition, or sign or symptom of a disease or condition, or symptom associated with a disease or syndrome.

1.42 “Initial Opt-In Election Period” will have the meaning set forth in Section 5.3.

1.43 “Intellectual Property” will have the meaning set forth in the Investor Rights Agreement.

1.44 “Invalidity Claim” will have the meaning set forth in Section 9.4.

1.45 “Investor Rights Agreement” means the Founding Investor Rights Agreement of Regulus among the Parties, dated as of the Amendment Effective Date, as the same may be amended from time to time after the Amendment Effective Date.

1.46 “Isis” will have the meaning set forth in the Preamble.

1.47 “Isis Field” will have the meaning set forth in Section 2.3(b).

1.48 “Know-How” means any information, inventions, trade secrets or technology (excluding Patent Rights), whether or not proprietary or patentable and whether stored or transmitted in oral, documentary, electronic or other form. Know-How includes ideas, concepts, formulas, methods, procedures, designs, compositions, plans, documents, data, discoveries, developments, techniques, protocols, specifications, works of authorship, biological materials, and any information relating to research and development plans, experiments, results, compounds, therapeutic leads, candidates and products, clinical and preclinical data, clinical trial results, and Manufacturing information and plans.

1.49 “Law” means any law, statute, rule, regulation, ordinance or other pronouncement having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.50 “Licensed IP” means, with respect to a Licensor, such Licensor’s Licensed Know-How and Licensed Patent Rights.

1.51 “Licensed Know-How” means, with respect to a Licensor, all Know-How Controlled by such Licensor on the Effective Date or during the term of this Agreement (except

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as otherwise expressly provided herein) that relates to (a) miRNA Compounds or miRNA Therapeutics in general, (b) specific miRNA Compounds or miRNA Therapeutics, (c) chemistry or delivery of miRNA Compounds or miRNA Therapeutics, (d) mechanism(s) of action by which a miRNA Antagonist directly prevents the production of a specific miRNA, or (e) methods of treating an Indication by modulating one or more miRNAs; provided, however, that in each case, (i) for any such Know-How that include financial or other obligations to a Third Party, the provisions of Section 2.4 will govern whether such Know-How will be included as Licensed Know-How and (ii) Licensed Know How does not include manufacturing technology (including but not limited to analytical methods).

1.52 “Licensed Patent Rights” means, with respect to a Licensor, (A) all Patent Rights Controlled by such Licensor on the Effective Date and listed on SCHEDULE 2.2(A), and (B) all Patent Rights Controlled by such Licensor during the term of this Agreement (except as otherwise expressly provided herein) that claim (a) miRNA Compounds or miRNA Therapeutics in general, (b) specific miRNA Compounds or miRNA Therapeutics, (c) chemistry or delivery of miRNA Compounds or miRNA Therapeutics, (d) mechanism(s) of action by which a miRNA Antagonist directly prevents the production of the specific miRNA, or (e) methods of treating an Indication by modulating one or more miRNAs; provided, however, that in each case, (i) for any such Patent Rights that include financial or other obligations to a Third Party, the provisions of Section 2.4 will govern whether such Patent Right will be included as a Licensed Patent Right and (ii) Licensed Patent Rights do not include manufacturing technology (including but not limited to analytical methods).

1.53 “Licensor” will have the meaning set forth in the Preamble.

1.54 “Licensor Indemnitees” will have the meaning set forth in Section 11.1.

1.55 “Losses” will have the meaning set forth in Section 11.1.

1.56 “Low Terms” will have the meaning set forth in Section 5.5.

1.57 “Major Country” means France, Germany, Italy, Spain and the United Kingdom.

1.58 “Manufacture” or “Manufacturing” means any activity involved in or relating to the manufacturing, quality control testing (including in-process, release and stability testing), releasing or packaging, for pre-clinical, clinical or commercial purposes, of a miRNA Compound or a miRNA Therapeutic.

1.59 “miRNA” means a structurally defined functional RNA molecule usually between 21 and 25 nucleotides in length, which is derived from genetically-encoded non-coding RNA which is predicted to be processed into a hairpin RNA structure that is a substrate for the double-stranded RNA-specific ribonuclease Drosha and subsequently is predicted to serve as a substrate for the enzyme Dicer, a member of the RNase III enzyme family; including, without limitation, those miRNAs exemplified in miRBase (http://microrna.sanger.ac.uk/). To the extent that [...***...] for purposes of this Agreement; provided, however, that nothing contained herein shall require any Party hereto to [...***...].

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1.60 “miRNA Antagonist” means a single-stranded oligonucleotide (or a single stranded analog thereof) that is designed to interfere with or inhibit a particular miRNA. For purposes of clarity, the definition of “miRNA Antagonist” is not intended to include oligonucleotides that function predominantly through the RNAi mechanism of action or the RNase H mechanism of action.

1.61 “miRNA Compound” means a compound consisting of (a) a miRNA Antagonist, (b) to the extent listed in Schedule 1.61 or otherwise agreed upon by Regulus and the relevant Licensor(s) pursuant to Section 2.2(b), a miRNA Precursor Antagonist (an “Approved Precursor Antagonist”), or (c) to the extent agreed upon by Regulus and the relevant Licensor(s) pursuant to Section 2.2(b), a miRNA Mimic (an “Approved Mimic”).

1.62 “miRNA Mimic” means a double-stranded or single-stranded oligonucleotide or analog thereof with a substantially similar base composition as a particular miRNA and which is designed to mimic the activity of such miRNA.

1.63 “miRNA Precursor” means a transcript that originates from a genomic DNA and that contains, but not necessarily exclusively, a non-coding, structured RNA comprising one or more mature miRNA sequences, including, without limitation, (a) polycistronic transcripts comprising more than one miRNA sequence, (b) miRNA clusters comprising more than one miRNA sequence, (c) pri-miRNAs, and/or (d) pre-miRNAs.

1.64 “miRNA Precursor Antagonist” means a single-stranded oligonucleotide (or a single stranded analog thereof) that is designed to bind to a miRNA Precursor to prevent the production of one or more miRNAs. For purposes of clarity, the definition of “miRNA Precursor Antagonist” is not intended to include oligonucleotides that function predominantly through the RNAi mechanism of action or the RNase H mechanism of action.

1.65 “miRNA Therapeutic” means a therapeutic product having one or more miRNA Compounds as an active ingredient(s).

1.66 “NDA” means a New Drug Application or similar application or submission for approval to market and sell a new pharmaceutical product filed with or submitted to a Regulatory Authority.

1.67 “Net Sales” means, with respect to a Royalty-Bearing Product, the gross invoice price of all units of such Royalty-Bearing Products sold by the relevant Commercializing Party, its Affiliates and/or their direct Sublicensees to any Third Party, less the following items: (a) trade discounts, credits or allowances, (b) credits or allowances additionally granted upon returns, rejections or recalls, (c) freight, shipping and insurance charges, (d) taxes, duties or other governmental tariffs (other than income taxes), (e) government-mandated rebates, and (f) a reasonable reserve for bad debts. “Net Sales” under the following circumstances will mean the fair market value of such Royalty-Bearing Product: (i) Royalty-Bearing Products which are used by such Commercializing Party, its Affiliates or direct Sublicensees for any commercial purpose without charge or provision of invoice, (ii) Royalty-Bearing Products which are sold or disposed of in whole or in part for non cash consideration, or (iii) Royalty-Bearing Products which are provided to a Third Party by such Commercializing Party, its Affiliates or direct Sublicensees

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without charge or provision of invoice and used by such Third Party except in the cases of Royalty-Bearing Products used to conduct clinical trials, reasonable amounts of Royalty-Bearing Products used as marketing samples and Royalty-Bearing Product provided without charge for compassionate or similar uses.

Net Sales will not include any transfer between or among a Party and any of its Affiliates or direct Sublicensees for resale.

In the event a Royalty-Bearing Product is sold as part of a Combination Product (as defined below), the Net Sales from the Combination Product, for the purposes of determining royalty payments, will be determined by multiplying the Net Sales (as determined without reference to this paragraph) of the Combination Product, by the fraction, A/A+B, where A is the average sale price of the Royalty-Bearing Product when sold separately in finished form and B is the average sale price of the other therapeutically active pharmaceutical compound(s) included in the Combination Product when sold separately in finished form, each during the applicable royalty period or, if sales of all compounds did not occur in such period, then in the most recent royalty reporting period in which sales of all occurred. In the event that such average sale price cannot be determined for both the Royalty-Bearing Product and all other therapeutically active pharmaceutical compounds included in the Combination Product, Net Sales for the purposes of determining royalty payments will be calculated as above, but the average sales price in the above equation will be replaced by a good faith estimate of the fair market value of the compound(s) for which no such price exists. As used above, the term “Combination Product” means any pharmaceutical product which consists of a Royalty-Bearing Product and other therapeutically active pharmaceutical compound(s).

1.68 “Non-Controlling Party” will have the meaning set forth in Section 2.4(d).

1.69 “[...***...]” means [...***...].

1.70 “[...***...]” means the [...***...].

1.71 “Operating Plan” has the meaning ascribed to it in the Investor Rights Agreement.

1.72 “Opt-In Election” will have the meaning set forth in Section 5.3.

1.73 “Opt-In Party” will have the meaning set forth in Section 5.3(a) and 5.3(c).

1.74 “Opt-In Product” means any miRNA Therapeutic that is Developed, Manufactured or Commercialized pursuant to a Development Project for which one and only one Licensor has exercised an Opt-In Election and which the relevant Opt-In Party subsequently licensed.

7

***Confidential Treatment Requested

1.75 “Optional In-License” will have the meaning set forth in Section 2.4(c).

1.76 “Out-License Agreement” will have the meaning set forth in Section 2.4(a).

1.77 “Out-License Summary” will have the meaning set forth in Section 2.4(a).

1.78 “Paragraph IV Certification” will have the meaning set forth in Section 9.3(a)(i)(A).

1.79 “Party” means Alnylam, Isis and/or Regulus; “Parties” means Alnylam, Isis and Regulus, or any combination thereof.

1.80 “Patent Rights” means (a) patent applications (including provisional applications and for certificates of invention); (b) any patents issuing from such patent applications (including certificates of invention); (c) all patents and patent applications based on, corresponding to, or claiming the priority date(s) of any of the foregoing; and (d) any substitutions, extensions (including supplemental protection certificates), registrations, confirmations, reissues, divisionals, continuations, continuations-in-part, re-examinations, renewals and foreign counterparts thereof.

1.81 “Payee Party” will have the meaning set forth in Section 8.1.

1.82 “Paying Party” will have the meaning set forth in Section 8.1.

1.83 “Permitted Disclosures” The following are Permitted Disclosures:

(a) To the extent that a Recipient has been granted the right to sublicense under the terms of this Agreement, such Party will have the right to provide a Disclosing Party’s Confidential Information to the employees, consultants and advisors of such Recipient’s Affiliate and Third Party sublicensees and potential sublicensees who have a need to know the Confidential Information for purposes of exercising such sublicense and are bound by an obligation to maintain in confidence the Confidential Information of the Disclosing Party; provided, that such Persons are bound to maintain the confidentiality of such information to the same extent as if they were parties hereto.

(b) Each Recipient will have the right to provide a Disclosing Party’s Confidential Information:

(i)	to governmental or other regulatory agencies in order to seek or obtain patents, to seek or obtain approval to conduct clinical trials, or to gain Regulatory Approval, as contemplated by this Agreement; provided that such disclosure may be made only to the extent reasonably necessary to seek or obtain such patents or approvals; and

(ii)	as necessary, if embodied in products, to develop and commercialize such products as contemplated by this Agreement.

1.84 “Permitted License” means a license granted by a Licensor to a Third Party to enable such Third Party to broadly manufacture or formulate oligonucleotides, where such Third Party is primarily engaged in [...***...]; provided, however, that any such license will not grant rights to research, manufacture or formulate miRNA Compounds or miRNA Therapeutics for which the other Licensor has obtained or later obtains a license pursuant to Section 5 or pursuant to the Buy-Out process in the Investor Rights Agreement.

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***Confidential Treatment Requested

1.85 “Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

1.86 “Phase IIa Clinical Trial” means, with respect to a Royalty-Bearing Product, any human clinical trial conducted in patients with a particular Indication for the purpose of studying the pharmacokinetic or pharmacodynamic properties and preliminary assessment of safety and efficacy of such Royalty-Bearing Product over a measured dose response, as described in 21 C.F.R. §312.21(b) or its foreign counterpart.

1.87 “Phase III Clinical Trial” means, with respect to a Royalty-Bearing Product, a controlled pivotal clinical study of such Royalty-Bearing Product that is prospectively designed to demonstrate statistically whether such Royalty-Bearing Product is safe and effective to treat a particular Indication in a manner sufficient to obtain Regulatory Approval to market such Royalty-Bearing Product, as described in 21 CFR 312.21(c) or its foreign counterpart.

1.88 “Previous Agreements” will have the meaning set forth in Section 16.9.

1.89 “Program/Project List” will have the meaning set forth in Section 4.4.

1.90 “Recipient” will have the meaning set forth in the Investor Rights Agreement.

1.91 “Regulatory Approval” means the act of a Regulatory Authority necessary for the marketing and sale (including, if required for marketing and sales, pricing) of such product in a country or regulatory jurisdiction, including, without limitation, the approval of an NDA by the FDA.

1.92 “Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the marketing and/or pricing of a product in a country or regulatory jurisdiction including, without limitation, the FDA.

1.93 “Regulus” will have the meaning set forth in the Preamble.

1.94 “Regulus Indemnitees” will have the meaning set forth in Section 11.2.

1.95 “Regulus IP” means all Regulus Know-How and Regulus Patent Rights.

1.96 “Regulus Know-How” means all Know-How conceived and/or developed by or on behalf of Regulus (including by employees of a Licensor or its Affiliates in performance of the Services Agreement), or over which Regulus otherwise acquires Control, including but not limited to any Know-How assigned to Regulus by a Licensor under Section 9.1, but specifically excluding Licensed IP.

1.97 “Regulus Patent Rights” means any Patent Right claiming an invention conceived and/or developed by or on behalf of Regulus (including by employees of a Licensor or its Affiliates in performance of the Services Agreement), or over which Regulus otherwise acquires Control, including but not limited to any Patent Right assigned to Regulus by a Licensor under Sections 2.1 or 9.1, but specifically excluding Licensed IP.

9

1.98 “Research” means pre-clinical research including gene function, gene expression and target validation research, which may include small pilot toxicology studies but excludes the pharmacokinetic and toxicology studies required to meet the regulations for filing an IND, clinical development and commercialization.

1.99 “Research Program” will have the meaning set forth in Section 4.4.

1.100 “Royalty-Bearing Product” means

(a)	a miRNA Therapeutic being Developed, Manufactured or Commercialized by Regulus that, on a country-by-country basis, is, or Regulus reasonably believes will be, at the time of first commercial sale of such miRNA Therapeutic, Covered in such country by a Valid Claim of a Patent Right or covered by Know-How of (i) a Licensed Patent Right licensed to it hereunder, or (ii) any Regulus IP (except any Regulus IP solely in-licensed or acquired by Regulus from a Third Party); or

(b)	an Opt-In Product that, on a country-by-country basis, is, or the relevant Opt-In Party reasonably believes will be, at the time of first commercial sale of such Opt-In Product, Covered in such country by a Valid Claim of a Patent Right or covered by Know-How, which Patent Right or Know-How is licensed to the applicable Opt-In Party hereunder.

1.101 “Royalty Term” means, with respect to each Royalty-Bearing Product in a country, the period commencing upon first commercial sale of such Royalty-Bearing Product in such country and ending upon the later of (a) the expiration of the Exclusivity Period, or (b) 10 years following first commercial sale of such Royalty-Bearing Product.

1.102 “Second Opt-In Election Period” will have the meaning set forth in Section 5.3(c)(i).

1.103 “Services Agreement” means that certain Amended and Restated Services Agreement by and between Regulus, Alnylam and Isis dated the Amendment Effective Date, as the same may be amended from time to time after the Amendment Effective Date.

1.104 “Sublicense Income” means all amounts received by the Opt-In Party or its Affiliates with respect to any sublicense granted to a Third Party by the Opt-In Party or its Affiliates of the Regulus IP or Licensed IP licensed to the Opt-In Party under Section 5.6(a), including, without limitation, upfront payments and milestones, but excluding:

(a) amounts received by the Opt-In Party or its Affiliates as payments for actual direct costs for performing future Development, Manufacturing or Commercialization activities undertaken by the Opt-In Party or its Affiliates for, or in collaboration with, such Sublicensee or its Affiliates with respect to the relevant Opt-In Products;

(b) amounts received by the Opt-In Party and/or its Affiliates from such Sublicensee or its Affiliates as the purchase price for the Opt-In Party’s or any of its Affiliates’

10

debt or equity securities, except that amounts which exceed the fair market value of such debt or equity securities will be considered Sublicense Income;

(c) royalties paid by such Sublicensee or its Affiliates with respect to Net Sales of Royalty-Bearing Products; and

(d) amounts paid by such Sublicensee or its Affiliates to the Opt-In Party or its Affiliates to purchase Royalty-Bearing Products; except that any amount greater than the actual cost of goods (with no profit added) of such Royalty-Bearing Products, determined in accordance with GAAP, will be considered Sublicense Income.

1.105 “Sublicense Income Payments” means, with respect to a Development Project and a calendar quarter, the Sublicense Income received by the relevant Opt-In Party or its Affiliates in such calendar quarter with respect to such Development Project, multiplied by the relevant percentage determined pursuant to Section 5.4(d) or 5.5(d), as applicable.

1.106 “Sublicensee” means a Third Party to whom a Party, or its Affiliates or Sublicensees, has granted a sublicense in accordance with the terms of this Agreement.

1.107 “Superset Indemnitees” will have the meaning set forth in Section 11.2.

1.108 “Third Party” means any Person other than the Parties or any of their Affiliates.

1.109 “Third Party Agreement” means either (i) an out-license agreement described in the Out-License Summary, (ii) an In-License Agreement described on the In-License Summary, (iii) an Optional In-License or (iv) an agreement pursuant to which a Controlling Party obtained Control over an Additional Right.

1.110 “Third Party Rights” means, with respect to a Party, any rights of, and any limitations, restrictions or obligations imposed by, Third Parties pursuant to Third Party Agreements.

1.111 “Valid Claim” means a claim (a) of any issued, unexpired patent that has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; or (b) of any patent application that has not been cancelled, withdrawn or abandoned, or been pending for more than [**] years.

1.112 “Work Product” means any data, documentation, inventions and other Know-How arising from or made in the performance of the Services (as defined in the Services Agreement) by a Licensor.

11

SCHEDULE A

Previous Agreements

Strategic Collaboration & License Agreement between Isis Pharmaceuticals, Inc. and Alnylam Pharmaceuticals, Inc., dated March 11, 2004, as supplemented or amended by letter agreements dated March 9, 2004 (as amended by letter agreement dated October 28, 2005), March 11, 2004, and June 10, 2005

License Agreement between Max Plank Innovation GmbH (formerly Garching Innovation GmbH), Isis Pharmaceuticals, Inc. and Alnylam Pharmaceuticals, Inc., dated October 18, 2004

Co-Exclusive License Agreement among The Board of Trustees of the Leland Stanford Junior University, Alnylam Pharmaceuticals, Inc. and Isis Pharmaceuticals, Inc., dated August 31, 2005

Schedule 1.61

Initial miRNA Precursor Antagonists

[...***...]

***Confidential Treatment Requested

Schedule 2.1(A)

Patents and License Agreements Assigned to Regulus by Isis

Isis Patent Applications to be Assigned to Regulus

IsisDocket Number	Country	Serial Number	Filing Date	Priority Date	Title
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

Isis License Agreements to be Assigned to Regulus

[...***...]

[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]

***Confidential Treatment Requested

Schedule 2.1(B)

Patents and License Agreements Assigned to Regulus by Alnylam

Alnylam Patent Applications to be Assigned to Regulus

CaseNumber	InvTitle	Country	CaseType	AppNumber	FilDate
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]

Alnylam License Agreements to be Assigned to Regulus

License Agreement between The Rockefeller University and Alnylam Pharmaceuticals, Inc. effective August 15, 2005

[summary is attached as Exhibit 2]

***Confidential Treatment Requested

Schedule 2.2(A)

Patents and Patent Applications Licensed to Regulus by Isis on the Effective Date

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Isis Docket Number	Country	Serial Number	Filing Date	Priority Date	Title	Patent Number
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***Confidential Treatment Requested

Patents and Patent Applications Licensed to Regulus by Alnylam on the Effective Date

CaseNumber	InvTitle	Co.	AppNumber	FilDate	PubNumber	PubDate	PatNumber	IssDate
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***Confidential Treatment Requested

CaseNumber	InvTitle	Co.	AppNumber	FilDate	PubNumber	PubDate	PatNumber	IssDate
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[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

CaseNumber	InvTitle	Co.	AppNumber	FilDate	PubNumber	PubDate	PatNumber	IssDate
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

CaseNumber	InvTitle	Co.	AppNumber	FilDate	PubNumber	PubDate	PatNumber	IssDate
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

CaseNumber	InvTitle	Co.	AppNumber	FilDate	PubNumber	PubDate	PatNumber	IssDate
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

Schedule 2.4(A)

Part 1

Isis’ Existing Out-License Agreements

This Appendix 2.4(A) contains a list and summary of certain agreements in effect as of the Effective Date between Isis and certain Third Parties that may, as applicable, place certain encumbrances or limitations on the licenses or sublicenses granted to Regulus and the representations and warranties, where specified in the Agreement. Copies of the listed agreements will be provided at Regulus’ request for a complete disclosure of the encumbrances and limitations in each agreement.

As set forth in the Agreement, the information and disclosures contained in this Appendix are intended only to qualify and limit the licenses granted by Isis to Regulus, the exclusivity covenants, and the representations and warranties given by Isis under the Agreement and do not expand in any way the scope or effect of any such licenses, representations or warranties.

Nothing herein constitutes an admission of any liability or obligation of Isis nor an admission against any interest of Isis. The inclusion of this Appendix or the information contained in this Appendix does not indicate that Isis has determined that this Appendix or the information contained in this Appendix when considered individually or in the aggregate, is necessarily material to Isis.

Regulus acknowledges that certain information contained in this Appendix may constitute material Confidential Information relating to Isis which may not be used for any other purpose other than that contemplated by the Agreement.

Capitalized terms used herein below, but not otherwise defined herein below, have the meanings given to such terms in the applicable agreement listed below, unless it is clear from the context that the term has the meaning set forth in the Agreement.

[...***...]

***Confidential Treatment Requested

Schedule 2.4(A)

Part 2

Alnylam’s Existing Out-License Agreements

License and Collaboration Agreement between Tekmira Pharmaceuticals Corporation (formerly INEX Pharmaceuticals Corporation) and Alnylam, dated January 8, 2007

License and Collaboration Agreement dated July 8, 2007, by and among Alnylam Pharmaceuticals, Inc., F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc., effective on August 9, 2007

Research Collaboration and License Agreement between Novartis Institutes for BioMedical Research, Inc. and Alnylam Pharmaceuticals, Inc., effective October 12, 2005, as amended by the Addendum Re: Influenza Program effective as of December 13, 2005, Amendment No. 1 to such Addendum effective as of March 14, 2006, and Amendment No. 2 to such Addendum effective as of May 5, 2006

[summaries are attached as Exhibit 2]

Schedule 2.4(B)

Part 1

Isis’ Existing In-License Agreements

This Appendix 2.4(B) contains a list and summary of certain agreements in effect as of the Effective Date between Isis and certain Third Parties that may, as applicable, place certain encumbrances or limitations on the licenses or sublicenses granted to Regulus and the representations and warranties, where specified in the Agreement. Copies of the listed agreements will be provided at Regulus’ request for a complete disclosure of the encumbrances and limitations in each agreement.

As set forth in the Agreement, the information and disclosures contained in this Appendix are intended only to qualify and limit the licenses granted by Isis to Regulus, the exclusivity covenants, and the representations and warranties given by Isis under the Agreement and do not expand in any way the scope or effect of any such licenses, representations or warranties.

Nothing herein constitutes an admission of any liability or obligation of Isis nor an admission against any interest of Isis. The inclusion of this Appendix or the information contained in this Appendix does not indicate that Isis has determined that this Appendix or the information contained in this Appendix when considered individually or in the aggregate, is necessarily material to Isis.

Regulus acknowledges that certain information contained in this Appendix may constitute material Confidential Information relating to Isis which may not be used for any other purpose other than that contemplated by the Agreement.

Capitalized terms used herein below, but not otherwise defined herein below, have the meanings given to such terms in the applicable agreement listed below, unless it is clear from the context that the term has the meaning set forth in the Agreement.

[...***...]

***Confidential Treatment Requested

Schedule 2.4(B)

Part 2

Alnylam’s Existing In-License Agreements

License Agreement between The Rockefeller University and Alnylam Pharmaceuticals, Inc. effective May 8, 2006 (the “Tuschl Agreement”)

Co-Exclusive License Agreement among The Board of Trustees of the Leland Stanford Junior University, Alnylam Pharmaceuticals, Inc. and Isis Pharmaceuticals, Inc. effective August 31, 2005

License Agreement among Garching Innovation GmbH, Alnylam Pharmaceuticals, Inc. and Isis Pharmaceuticals, Inc. effective October 18, 2004

[summaries are attached as Exhibit 2]

2

Schedule 2.4(C)

Part 1

Isis’ Optional In-Licenses

This Appendix 2.4(C) contains a list and summary of certain agreements in effect as of the Effective Date between Isis and certain Third Parties that may, as applicable, place certain encumbrances or limitations on the licenses or sublicenses granted to Regulus and the representations and warranties, where specified in the Agreement. Copies of the listed agreements will be provided at Regulus’ request for a complete disclosure of the encumbrances and limitations in each agreement.

As set forth in the Agreement, the information and disclosures contained in this Appendix are intended only to qualify and limit the licenses granted by Isis to Regulus, the exclusivity covenants, and the representations and warranties given by Isis under the Agreement and do not expand in any way the scope or effect of any such licenses, representations or warranties.

Nothing herein constitutes an admission of any liability or obligation of Isis nor an admission against any interest of Isis. The inclusion of this Appendix or the information contained in this Appendix does not indicate that Isis has determined that this Appendix or the information contained in this Appendix when considered individually or in the aggregate, is necessarily material to Isis.

Regulus acknowledges that certain information contained in this Appendix may constitute material Confidential Information relating to Isis which may not be used for any other purpose other than that contemplated by the Agreement.

Capitalized terms used herein below, but not otherwise defined herein below, have the meanings given to such terms in the applicable agreement listed below, unless it is clear from the context that the term has the meaning set forth in the Agreement.

[...***...]

***Confidential Treatment Requested

Schedule 2.4(C)

Part 2

Alnylam’s Optional In-Licenses

Amended and Restated Exclusive Patent License Agreement between Massachusetts Institute of Technology (“MIT”) and Alnylam, dated May 9, 2007

License and Collaboration Agreement between Tekmira Pharmaceuticals Corporation (formerly INEX Pharmaceuticals Corporation) (“Tekmira”) and Alnylam, dated January 8, 2007

The Sublicense Agreement between Tekmira and Alnylam, dated January 8, 2007

[summaries are attached as Exhibit 2]

2

Schedule 5.6(f)

Examples regarding Payments Due

Example 1: [...***...]

Party opts-in at [...***...]

Party responsible for High Terms

Party sublicenses product mid Phase IIb at terms below

Milestones	“Guaranteed Payments” Due Under High Terms	Paid Before Sublicense	Cumulative “Guaranteed Payments” Payable	Sublicense Milestones	“Sublicense Income”	“Sublicense Income Payments” Due ([...***...]%)	Cumulative “Sublicense Income Payments” Due	“Cumulative Amount Owed”	Payments Payable By Opt-in Party
Upfont	[...***...]	[...***...]	[...***...]				[...***...]	[...***...]	[...***...]
IND filing	[...***...]	[...***...]	[...***...]				[...***...]	[...***...]	[...***...]
Completion of Phase IIa	[...***...]	[...***...]	[...***...]			[...***...]	[...***...]	[...***...]	[...***...]
			[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Phase III start	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
			[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
FDA filing	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
EU filing	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
FDA approval	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
EU approval	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
			[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

Total	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

Example 2: [...***...]

Party opts-in at [...***...]

Party responsible for Low Terms

Party sublicenses product after IND at terms below

Milestones	“Guaranteed Payments” Due Under Low Terms	Paid Before Sublicense	Cumulative “Guaranteed Payments” Payable	Sublicense Milestones	“Sublicense Income”	“Sublicense Income Payments” Due ([...***...]%)	Cumulative “Sublicense Income Payments” Due	“Cumulative Amount Owed”	Payments Payable By Opt-in Party
Upfont	[...***...]	[...***...]	[...***...]				[...***...]	[...***...]	[...***...]
IND filing	[...***...]	[...***...]	[...***...]				[...***...]	[...***...]	[...***...]
Upfront sublicense	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Completion of Phase IIa	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Phase III start	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
P3 end	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
FDA filing	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
EU filing	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
FDA approval	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
EU approval	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Japan approval	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

Total	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

2

***Confidential Treatment Requested

Example 3: [...***...]

Party opts-in at [...***...]

Party responsible for High Terms

Party sublicenses product mid Phase III at terms below

Milestones	“Guaranteed Payments” Due Under High Terms	Paid Before Sublicense	Cumulative “Guaranteed Payments” Payable	Sublicense Milestones	“Sublicense Income”	“Sublicense Income Payments” Due ([...***...]%)	Cumulative “Sublicense Income Payments” Due	“Cumulative Amount Owed”	Payments Payable By Opt-in Party
Upfont	[...***...]	[...***...]	[...***...]				[...***...]	[...***...]	[...***...]
IND filing	[...***...]	[...***...]	[...***...]				[...***...]	[...***...]	[...***...]
Completion of Phase IIa	[...***...]	[...***...]	[...***...]			[...***...]	[...***...]	[...***...]	[...***...]
Phase III start	[...***...]	[...***...]	[...***...]			[...***...]	[...***...]	[...***...]	[...***...]
			[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
			[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
FDA filing	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
EU filing	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
FDA approval	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
EU approval	[...***...]		[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
			[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

Total	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

3

***Confidential Treatment Requested

Exhibit 2

Alnylam Summaries

Attachments to Schedules 2.1(B), 2.4(A) Part 2, 2.4(B) Part 2 and 2.4(C) Part 2

Copies of the following agreements, some in redacted form, have been, or shall be, made available to Licensee as of the Effective Date:

Schedule 2.1(B): Patents and License Agreements Assigned to Regulus by Alnylam

• License Agreement between The Rockefeller University and Alnylam Pharmaceuticals, Inc. effective August 15, 2005

Schedule 2.4(A) Part 2: Alnylam’s Existing Out-License Agreements

• License and Collaboration Agreement between Tekmira Pharmaceuticals Corporation (formerly INEX Pharmaceuticals Corporation) and Alnylam Pharmaceuticals, Inc., dated January 8, 2007.

• License and Collaboration Agreement dated July 8, 2007, by and among Alnylam Pharmaceuticals, Inc., F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc., effective on August 9, 2007

• Research Collaboration and License Agreement between Novartis Institutes for BioMedical Research, Inc. and Alnylam Pharmaceuticals, Inc., effective October 12, 2005, as amended by the Addendum Re: Influenza Program effective as of December 13, 2005, Amendment No. 1 to such Addendum effective as of March 14, 2006, and Amendment No. 2 to such Addendum effective as of May 5, 2006

Schedule 2.4(B) Part 2: Alnylam’s Existing In-License Agreements

• License Agreement between The Rockefeller University and Alnylam Pharmaceuticals, Inc. effective May 8, 2006

• Co-Exclusive License Agreement among The Board of Trustees of the Leland Stanford Junior University, Alnylam Pharmaceuticals, Inc. and Isis Pharmaceuticals, Inc. effective August 31, 2005

• License Agreement among Garching Innovation GmbH, Alnylam Pharmaceuticals, Inc. and Isis Pharmaceuticals, Inc. effective October 18, 2004

Schedule 2.4(C) Part 2: Alnylam’s Optional In-Licenses

• Amended and Restated Exclusive Patent License Agreement between Alnylam Pharmaceuticals, Inc. and Massachusetts Institute of Technology, dated May 9, 2007.

• The Sublicense Agreement between Tekmira Pharmaceuticals Corporation (formerly INEX Pharmaceuticals Corporation) and Alnylam Pharmaceuticals, Inc., dated January 8, 2007.

This In-License Summary, Out-License Summary and summary of assigned contracts and Optional In-Licenses highlights certain obligations of, or restrictions on, Alnylam and/or its assignees or sublicensees of Licensed IP under In-License Agreements, Out-License Agreements, assigned contracts and Optional In-Licenses, including without limitation In-License Agreement payment obligations, which are applicable to Regulus under the Agreement, in each case subject to the terms and conditions of such In-License Agreements. The summaries set forth in these summaries are not intended to be comprehensive or inclusive of all obligations or restrictions which may be applicable to assignees of such assigned contracts or sublicensees of Licensed IP under such In-License Agreements, Out-License Agreements or Optional In-Licenses.

Unless otherwise expressly stated, capitalized terms not otherwise defined in these summaries shall have the meanings ascribed to them in the applicable In-License Agreement, Out-License Agreement, assigned contract or Optional In-License and references to sections, articles, schedules or exhibits made in these summaries shall be to sections, articles, schedules or exhibits, as the case may be, in or to such applicable In-License Agreement, Out-License Agreement, assigned contract or Optional In-License.

ROCKEFELLER (Stoffel)

License Agreement between The Rockefeller University and Alnylam Pharmaceuticals, Inc. effective August 15, 2005 (“Stoffel Agreement”)

Brief Summary of Technology Covered by License:

• Alnylam and The Rockefeller University jointly own intellectual property relating to chemically modified oligonucleotides as therapeutic agents for reduction or elimination of microRNA expression. These oligonucleotides or “antagomirs” target a miRNA by complimentary base pairing to a miRNA or pre-miRNA nucleotide sequence. Antagomirs may be chemically modified to resist nucleolytic degradation, or to enhance delivery into cells (e.g. by conjugation to cholesterol).

Scope of License (Section 1.1)

• Alnylam’s worldwide, exclusive, sublicensable license is limited to a license to make, have made, use, have used, import, have imported, sell, offer for sale and have sold Licensed Products for all uses.

• Rockefeller reserves the right to use, and to permit other non-commercial entities to use the Rockefeller Patent Rights for educational and non-commercial research purposes.

• Rockefeller Patent Rights were developed with funding from the U.S. National Institutes of Health. The United States government retains rights in such intellectual property, including, but not limited to, requirements that products, which result from such intellectual property and are sold in the United States, must be substantially manufactured in the United States.

Certain Sublicense Terms (Section 1.5)

•	Alnylam will prohibit the sublicensee from further sublicensing and require the sublicensee to comply with the terms and conditions of the Stoffel Agreement.

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Within thirty (30) days after Alnylam enters into a sublicense agreement, Alnylam will deliver to Rockefeller a copy of the sublicense agreement which may be redacted with respect to content that is not relevant to Alnylam’s obligations under the Stoffel Agreement.

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Alnylam is primarily liable to Rockefeller for any act or omission of a sublicensee that would be a breach of the Stoffel Agreement if performed or omitted by Alnylam, and Alnylam will be deemed to be in breach of the Stoffel Agreement as a result of such act or omission.

Diligence (Section 2)

•	By end of the year 2007, Alnylam (or sublicensees) will select the method of delivery.

•	By the end of the year 2008, Alnylam (or sublicensees) will optimize the lead compound.

•	By the end of the year 2010, Alnylam (or sublicensees) will conclude preclinical development

Payment Obligations (Sections 3 and 4)

•	The following milestones are payable:

First issuance in the U.S. of a patent under the Rockefeller Patent Rights covering a Licensed Product	• $ [...***...]
First dosing of a subject in a Phase II clinical trial for the first Licensed Product	• $ [...***...]
Approval by the U.S. FDA of a New Drug Application for the first Licensed Product	• $ [...***...]

• A [...***...]% royalty is payable to Rockefeller on Net Sales of Licensed Products by Alnylam, its Affiliates and its sublicensees (no offsets).

• If Alnylam grants a sublicense under the Stoffel Agreement and receives payment in connection with such grant in the form of upfront fees, maintenance fees and milestone payments (net of any sums due to Rockefeller under this Agreement for the same milestone event), Alnylam will pay Rockefeller [...***...]% of such payments, excluding payments for costs incurred by Alnylam, Payments to Alnylam in the form of royalties paid by a sublicensee, equity investments in Alnylam by a sublicensee, loan proceeds paid to Alnylam by a sublicensee in an arms length transaction, full recourse debt financing and research and development funding paid to Alnylam in a bona fide transaction are also excluded from the sublicense income calculation.

• Payments are due to Rockefeller within 60 days after the end of the quarter in which the royalties or fees accrue.

Books and Records (Sections 4.3 and 4.4)

• Sub-licensees are required to keep complete and accurate books and records to verify Net Sales, and all of the royalties, fees, and other payments payable under the

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Stoffel Agreement. The records for each quarter will be maintained for at least three (3) years after submission of the applicable report required under the Stoffel Agreement.

• Upon reasonable prior written notice to Alnylam, sublicensees will provide an independent, reputable CPA appointed by Rockefeller and reasonably acceptable to Alnylam with access to all of the books and records required by the Stoffel Agreement to conduct a review or audit of Net Sales, and all of the royalties, fees, and other payments payable under the Stoffel Agreement. If the audit determines that Alnylam has underpaid any royalty payment by 5% or more, Alnylam will also promptly pay the costs of the review or audit.

Non-Use of Name (Section 5.4)

• Sublicensees may not use the name, logo, seal, trademark, or service mark (including any adaptation of them) of Rockefeller or any Rockefeller school, organization, employee, student or representative, without the prior written consent of Rockefeller, except for purposes of compliance with securities regulations.

Termination (Section 6.2)

• Alnylam may terminate for convenience

• Sublicenses will survive for 90 days following termination and Rockefeller agrees to enter into license agreement(s) directly with sublicensees upon the same terms as the terms of the Stoffel Agreement

• Alnylam must promptly inventory all finished product and works-in-product of Licensed Products of its sublicensees. Inventory may be sold off unless Rockefeller terminates for a breach by Alnylam or its sublicensees or Alnylam’s bankruptcy.

Prosecution and Enforcement (Section 7)

• Alnylam will prepare the Rockefeller Patent Rights, but Rockefeller will prosecute and maintain the Rockefeller Patent Rights with Alnylam’s input. Alnylam has a right to manage the prosecution and enforcement. Alnylam will reimburse Rockefeller’s prosecution and maintenance costs.

• Alnylam must inform Rockefeller promptly, but no later than 30 days, after learning of infringement of the Rockefeller Patent Rights. Alnylam and Rockefeller will consult each other concerning response to infringement. Alnylam may enforce the Rockefeller Patent Rights; recoveries, after the parties’ expenses are reimbursed, are treated as Net Sales subject to royalties. Rockefeller has step-in enforcement rights.

Definitions

“Licensed Products” means products that are made, made for, used, used for, imported, imported for, sold, sold for or offered for sale by Alnylam or its Affiliates or sublicensees and that either (i) in the absence of this Agreement, would infringe at least one Valid Claim of the Rockefeller Patent Rights, or (ii) use a process or machine covered by a Valid Claim of Rockefeller Patent Rights.

“Net Sales” means with respect to each Licensed Product the gross amount invoiced by Alnylam or its Affiliates or sublicensees on sales or other dispositions of such product to third parties less Qualifying Costs directly attributable to a sale and actually taken and/or identified on the invoice and borne by Company, or its Affiliates or sublicensees. “Qualifying Costs” means: (a) customary discounts in the trade for quantity purchased, prompt payment or wholesalers and distributors; (b) credits, allowances or refunds for claims or returns or retroactive price reductions (including government healthcare programs and similar types of rebates) that do not exceed the original invoice amount; (c) prepaid outbound transportation expenses and transportation insurance premiums; and (d) sales, transfer, excise and use taxes and other fees imposed by a governmental agency. Sales for clinical study purposes or compassionate, named patient or similar use shall not constitute Net Sales

“Rockefeller Patent Rights” means Rockefeller’s interests in a specified patent application ([...***...]) and related patent family relating to reduction or elimination of miRNA expression.

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TEKMIRA

License and Collaboration Agreement between Tekmira Pharmaceuticals Corporation (formerly INEX Pharmaceuticals Corporation) (“Tekmira”) and Alnylam, dated January 8, 2007 (“Effective Date”) (“Tekmira Agreement”)

Brief Summary of Technology Covered by License:

•

Tekmira (f.k.a. Inex Pharmaceuticals Corp.) granted Alnylam a license relating to liposomal delivery of siRNA and miRNA products. Alnylam granted Tekmira (i) an option to obtain exclusive, royalty-bearing, worldwide licenses under its fundamental siRNA intellectual property for 3 genetic targets and (ii) an exclusive, royalty bearing license to certain intellectual property relating to immunostimulatory RNA oligonucleotide compositions (“IOC Technology”). Alnylam retained certain rights to participate with Tekmira in commercialization of IOC Technology. In addition, Alnylam provided funding for a 2-year formulation development collaboration with Tekmira, a multi-year loan for capital expenditure purposes, and Tekmira will provide exclusive manufacturing services for Alnylam’s development programs up until completion of Phase 2 clinical studies.

Limitations on Scope of License (Sections 6.1 and 6.4)

• The license granted to Alnylam is limited to an exclusive, royalty-bearing, worldwide license under Inex Technology, Inex Collaboration IP and Tekmira’s interest in Joint Collaboration IP to Develop, Manufacture and Commercialize Alnylam Royalty Products in the Alnylam Field, subject to (a) Tekmira’s non-exclusive license under Alnylam’s rights in Inex Technology and Collaboration IP for purposes of performing Tekmira’s obligations under the Collaboration with respect to Alnylam Royalty Products, and the Manufacturing Activities, and (b) Tekmira’s exclusive, worldwide license under Alnylam’s rights in Inex Technology and Collaboration IP to Develop, Manufacture and Commercialize Inex Development Products (as defined below) in the Alnylam Field.

• Any license granted by Alnylam to a Third Party under Alnylam RNAi Technology and Alnylam Collaboration IP would be subject to a non-exclusive, worldwide license granted to Tekmira for purposes of performing Tekmira’s obligations under the Collaboration with respect to Alnylam Royalty Products, and the Manufacturing Activities.

• Any license granted by Alnylam to a Third Party under Alnylam Core Patent Rights, Alnylam Lipidoid Patent Rights, Alnylam Collaboration IP and Alnylam’s interest in Joint Collaboration IP would be subject to an exclusive, worldwide license granted to Tekmira to Develop, Manufacture and Commercialize RNAi Products directed to up to three (3) Targets (each such Target, an “Inex Development Target,” and such RNAi Products, the “Inex Development Products”) which Tekmira may select (as described below) in the Alnylam Field. During the Selection Term, Tekmira has the right to nominate a Target, subject to (a) Alnylam’s contractual obligation to a Third Party that would be breached by the inclusion of such Target as an Inex Development Target under the Tekmira Agreement, and (b) Alnylam’s determination after good faith review of its ongoing or planned scientific and/or business activities that such Target is a Target of interest to Alnylam. If neither of these criteria apply, the Target is deemed to have been successfully nominated as an “Inex Development Target” and Alnylam is obligated to use Commercially Reasonable Efforts consistent with the terms of the Novartis Agreement to obtain Novartis’ consent to such selection. If an Inex Development Target is not available for license, then Tekmira may nominate an additional Target, until an aggregate of 3 Inex Development Targets have been identified and approved for selection. If all 3 Inex Development Targets have not been approved for selection by the expiration of the Selection Term, the Selection Term will be extended until the earlier of (i) the date on which an aggregate of 3 such Inex Development Targets have been identified and approved for selection, and (ii) January 8, 2014.

• Any license granted by Alnylam to a Third Party under Alnylam IOC Technology, Alnylam Collaboration IP and Alnylam’s interest in Joint Collaboration IP would be subject to an exclusive license granted to Develop, Manufacture and Commercialize IOC Products in the Inex IOC Field in and for the United States.

Restrictions on Sublicensing by Alnylam (Sections 6.2 and 6.4)

• Alnylam may grant sublicenses to Third Parties to Develop, Manufacture and Commercialize Alnylam Royalty Products; provided, that (i) with respect to any sublicense of Alnylam’s rights under Section 6.1.1(a) (i.e., the exclusive license under Inex Technology to develop and commercialize Alnylam Royalty Products in the Alnylam Field) of the Tekmira Agreement in respect of any Alnylam Royalty Product for which Tekmira has not initiated Manufacturing of batches of finished dosage form for GLP toxicology studies, Alnylam is required to use Commercially Reasonable Efforts to facilitate a business discussion between Tekmira and Alnylam’s Sublicensee (other than Tekmira or its Affiliates) with respect to the provision of manufacturing services by Tekmira to such Sublicensee; and (ii) with respect to any sublicense of Alnylam’s rights under Section 6.1.1(a) of the Tekmira Agreement in respect of any Alnylam Royalty Product for which Tekmira has initiated Manufacturing of batches of finished dosage form for GLP toxicology studies, Alnylam’s Sublicensee (other than Tekmira or its Affiliates) will be required to obtain its requirements of the bulk finished dosage form of such Alnylam Royalty Product from Tekmira on the terms set forth in Article 5 of the Tekmira Agreement. However, Tekmira agrees to negotiate in good faith with Alnylam and/or Alnylam’s Sublicensee either an alternate or modified supply arrangement or the release of such Sublicensee from such exclusive supply obligation in return for reasonable compensation to Tekmira.

• Each license and/or sublicense granted by Alnylam under the Tekmira Agreement to develop, manufacture and commercialize Alnylam Royalty Products must be subject and subordinate to the terms and conditions of the Tekmira Agreement and must contain terms and conditions consistent with those in the Tekmira Agreement, including, without limitation, the requirements of Section 6.4 of the Tekmira Agreement (see below). Commercializing Sublicensees are also required to: (i) submit applicable sales or other reports consistent with those required under the Tekmira Agreement; (ii) comply with an audit requirement similar to the requirement set forth in Section 7.6 of the Tekmira Agreement; and (iii) comply with the confidentiality and non-use provisions of Article 8 of the Tekmira Agreement with respect to both Parties’ Confidential Information. If Alnylam becomes aware of a material breach of any sublicense by a Third Party Sublicensee, Alnylam is required to promptly notify Tekmira of the particulars of same and take all Commercially Reasonable Efforts to enforce the terms of such sublicense.

• Section 6.4 of the Tekmira Agreement states that all licenses and other rights granted to Alnylam with respect to Inex Technology under Article 6 of the Tekmira Agreement are subject to (i) the rights granted to Tekmira, and to Tekmira’s ability to grant rights to Alnylam under the Inex In-Licenses, and (ii) the provisions of the UBC Sublicense Documents governing or relating to the rights sublicensed to Alnylam.

Diligence and Annual Reports (Section 6.7)

• Alnylam is required to use Commercially Reasonable Efforts to Develop and Commercialize an Alnylam Royalty Product.

• Alnylam is required to deliver to Tekmira an annual report, due no later than December 31 of each Contract Year during the Agreement Term, which summarizes the major activities undertaken by Alnylam during the preceding 12 months to Develop and Commercialize its Royalty Products in the applicable field. The report will include an outline of the status of any such Royalty Products in clinical trials and the existence of any sublicenses with respect to such Royalty Products which have not been previously disclosed.

Financial Obligations (Sections 7.2-7.4 and 6.1.3)

Milestone Payments:

• (a) Alnylam will make milestone payments to Tekmira as set forth below on a Target-by-Target basis, no later than 30 calendar days after the earliest date on which the corresponding milestone event has been achieved with respect to the first Alnylam Royalty Product directed to a Target (other than a Biodefense Target) to achieve such milestone event:

Milestone Event	Payment
Initiation of first Phase I Study	$ [...***...]
Initiation of first Phase II Study	$ [...***...]
Acceptance by a Regulatory Authority in a Major Market of the first NDA for filing	$ [...***...]
First NDA Regulatory Approval in a Major Market	$ [...***...]
Aggregate worldwide cumulative Net Sales equals or exceeds $[...***...]	$ [...***...]

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• (b) If, however, the Target is a Biodefense Target, in lieu of the milestone payments set forth above, the following milestone payments will be payable, on a Target-by-Target basis, no later than 30 calendar days after the later of (i) the earliest date on which the corresponding milestone event has been achieved with respect to the first Alnylam Royalty Product directed to a Biodefense Target to achieve such milestone event and (ii) receipt by Alnylam of all funding from a Funding Authority that Alnylam is eligible to receive for the achievement of such milestone event:

Milestone Event	Payment
Approval of the first IND filed by Alnylam	$ [...***...]
Positive safety data from the first Phase I Study to be completed	$ [...***...]
First Commercial Sale	$ [...***...]

• Notwithstanding the foregoing: (i) if the first Alnylam Royalty Product directed to a Target to achieve a milestone event as set forth in clause (a) or (b) above is comprised of a formulation Covered by or employing any Third Party Liposome Patent Rights, then only [...***...]% of the corresponding milestone payment will be payable to Tekmira; and (ii) notwithstanding that a Target is a Biodefense Target, if Alnylam or its Related Parties Commercialize or sell an Alnylam Royalty Product directed to such Target other than to a Funding Authority, the milestone payment amounts set forth in clause (a) will then apply in lieu of the amounts set forth in clause (b).

• Each milestone payment by Alnylam to Tekmira hereunder will be payable only once for each Target, regardless of the number of times the milestone is achieved with respect to one or more Alnylam Royalty Products directed to such Target.

• On and after [...***...], Alnylam will be entitled to reduce each milestone payment payable by Alnylam under the Tekmira Agreement (after application of appropriate deductions by [...***...]% of such milestone payment, until such time as the aggregate amount of all such reductions hereunder equals $[...***...]. For clarity, Alnylam may offset (i) its obligation to pay the resulting milestone payment against (ii) certain obligations of Tekmira owed to Alnylam pursuant to the Loan Agreement, as provided in the Loan Agreement.

Royalty Payments:

• Royalties are payable to Tekmira on Net Sales of Alnylam Royalty Products worldwide as follows:

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Aggregate Calendar Year Net Sales of the Alnylam Royalty Product	Royalty (as a percentage of Net Sales)
on the first $[...***...] — $[...***...]	[...***...]%
On the subsequent $[...***...] — $[...***...]	[...***...]%
Greater than $[...***...]	[...***...]%

• Notwithstanding the foregoing, if an Alnylam Royalty Product is comprised of a formulation Covered by or employing any Third Party Liposome Patent Rights then royalties on Net Sales of Alnylam Royalty Products will be calculated as follows:

Aggregate Calendar Year Net Sales of the Alnylam Royalty Product	Royalty (as a percentage of Net Sales)
on the first $[...***...] — $[...***...]	[...***...]%
On the subsequent $[...***...] — $[...***...]	[...***...]%
Greater than $[...***...]	[...***...]%

• If the Development, Manufacture or Commercialization of an Alnylam Royalty Product in accordance with the Tekmira Agreement infringes Necessary Third Party IP, the applicable royalties in each country payable to Tekmira will be reduced by [...***...]% of the amount paid by Alnylam of any royalties under all licenses of such Necessary Third Party IP that are reasonably allocable to the Development, Manufacture and Commercialization of the Alnylam Royalty Product in or for such country in the Alnylam Field; provided, however, that, on a country-by-country basis, in no event will the royalties payable to Tekmira with respect to Net Sales in a country for any Calendar Quarter be reduced below the greater of: (i) [...***...]% of the royalties otherwise payable to Tekmira for such Calendar Quarter, and (ii) the amount of any royalties payable under the In-licenses of Alnylam that are reasonably allocable to the Commercialization or Manufacture of the Alnylam Royalty Product in or for such country in the Field (where the royalties are calculated by adding one percentage point to the applicable royalty rate(s) in the applicable In-License(s)).

• If Alnylam is required to make any payments to UBC in respect of the Inex Technology or Inex Collaboration IP licensed to Alnylam pursuant to the UBC Sublicense Agreement, then Alnylam will be entitled to offset any amounts payable by Alnylam to Tekmira under the Tekmira Agreement by the amount of Alnylam’s payments to UBC until such amounts have been credited in full.

Royalty Reports; Payment and Audit Rights (Sections 7.3.4 and 7.6)

• Commencing upon the First Commercial Sale of an Alnylam Royalty Product, Alnylam is required to provide to Tekmira a quarterly written report showing the quantity of Alnylam Royalty Products sold in each country (as measured in saleable units of product), the gross sales of such Alnylam Royalty Product in each country, total deductions for such Alnylam Royalty Product for each country included in the calculation of Net Sales, the Net Sales in each country of such Alnylam Royalty Product subject to royalty payments and the royalties payable with respect to such Alnylam Royalty

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Product. Quarterly reports are due no later than the 25th day following the close of each Calendar Quarter. Royalties shown to have accrued by each royalty report are due and payable on the date such royalty report is due.

• Complete and accurate records must be kept in sufficient detail to enable the royalties and other payments payable under the Tekmira Agreement to be determined.

• Upon the written request of Tekmira and not more than once in each Calendar Year, a Sublicensee must permit an independent certified public accounting firm of nationally recognized standing selected by Tekmira and reasonably acceptable to such Sublicensee to have access during normal business hours to such of the records of Sublicensee as may be reasonably necessary to verify the accuracy of the royalty and other financial reports required to be delivered under the Tekmira Agreement for any Calendar Year ending not more than [...***...] months prior to the date of such request, for the sole purpose of verifying the basis and accuracy of payments made under Article 7 of the Tekmira Agreement.

Prosecution and Enforcement (Sections 10.2, 10.3 and 10.4)

• Alnylam is solely responsible, at Alnylam’s discretion, for filing, prosecuting, conducting ex parte and inter partes proceedings (including the defense of any interference or opposition proceedings) and maintaining all Patent Rights comprising Alnylam RNAi Technology, Alnylam IOC Technology or Alnylam Collaboration IP, in Alnylam’s name.

• Tekmira, at Tekmira’s discretion, for filing, prosecuting, conducting ex parte and inter partes proceedings, (including the defense of any interference or opposition proceedings), and maintaining all Patent Rights comprising Inex Technology or Inex IOC Technology, in Tekmira’s name, or Inex Collaboration IP, in UBC’s name.

• Subject to Tekmira’s continuing right to the prior review of, comment on, revision to and approval of material documents, which will not be unreasonably delayed or withheld, Alnylam is solely responsible, at Alnylam’s discretion, for filing, conducting ex parte and inter partes prosecution, and maintaining (including the defense of any interference or opposition proceedings) all Patent Rights comprising Joint Collaboration IP, in the names of both Tekmira and Alnylam.

• If Alnylam elects not to seek or continue to seek or maintain patent protection on any Alnylam IOC Technology or Alnylam Collaboration IP which is subject to Tekmira’s licensed rights under the Tekmira Agreement, or Joint Collaboration IP, then Tekmira will have step-in rights. If Alnylam declines to file, prosecute and/or maintain Valid Claims at Tekmira’s request in Joint Collaboration IP, then Tekmira will have step-in rights.

• If Tekmira elects not to seek or continue to seek or maintain patent protection on any Inex Technology or Inex Collaboration IP, which is subject to Alnylam’s licensed rights under the Tekmira Agreement, then subject to the provisions of the UBC

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Sublicense Documents, Alnylam will have rights (but not the obligation), at its expense, to prosecute and maintain in any country patent protection on such Inex Technology in the name of Tekmira or Inex Collaboration IP in the name of UBC.

• Each Party agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution; (b) to provide the other Party with copies of all material correspondence pertaining to prosecution with the patent offices; (c) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights; and (d) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications.

• The patent filing, prosecution and maintenance expenses incurred after the Effective Date with respect to Patent Rights comprised of Alnylam Core Patent Rights, Alnylam IOC Technology, Alnylam Lipidoid Patent Rights, Inex Technology, Inex IOC Technology and Collaboration IP will be borne by each Party having the right to file, prosecute and maintain such Patent Rights under the Tekmira Agreement.

• Subject to the provisions of any Inex In-License and the provisions of the UBC Sublicense Documents, in respect of the Alnylam Royalty Products in the Alnylam Field, Alnylam will have the sole and exclusive right to initiate an infringement or other appropriate suit anywhere in the world against any Third Party who at any time has infringed, or is suspected of infringing, any Patent Rights, or of using without proper authorization, any Know-How, comprising any Inex Technology or Collaboration IP that is licensed to Alnylam under the Tekmira Agreement.

• Alnylam will have the sole and exclusive right to initiate an infringement or other appropriate suit anywhere in the world against any Third Party who at any time has infringed, or is suspected of infringing, any Patent Rights, or of using without proper authorization any Know-How, comprising Alnylam RNAi Technology, Alnylam IOC Technology or Alnylam Collaboration IP; provided, that if Alnylam fails to initiate a suit or take other appropriate action with respect to Alnylam IOC Technology in the United States with respect to an IOC Product that it has the initial right to initiate or take pursuant thereto within 90 days after becoming aware of the basis for such suit or action, then Tekmira may, in its discretion, provide Alnylam with written notice of Tekmira’s intent to initiate a suit or take other appropriate action with respect to such IOC Product. If Alnylam fails to initiate a suit or take such other appropriate action within 30 days after receipt of such notice from Tekmira, then Tekmira will have the right to initiate a suit or take other appropriate action that it believes is reasonably required to protect its licensed interests under the Alnylam IOC Technology and Alnylam Collaboration IP with respect to such IOC Product.

• Alnylam may defend any Infringement Claim brought against either Party or its Affiliates or Sublicensees arising out of the Development, Manufacture or Commercialization of any Alnylam Royalty Product in the Alnylam Field. Tekmira may

defend any Infringement Claim brought against either Party or its Affiliates or Sublicensees arising out of the Development, Manufacture or Commercialization of any Inex Royalty Product and in (a) the Alnylam Field, in the case of Inex Development Products or (b) the Inex IOC Field, in the case of Inex IOC Products.

• As the responsible party, Alnylam must keep Tekmira informed, and from time to time consult with Tekmira regarding the status of any such claims and provide Tekmira with copies of all documents filed in, and all written communications relating to, any suit brought in connection with such claims. Tekmira also has the right to participate and to be presented in any such claim or related suit. If Alnylam fails to exercise its right to assume such defense within 30 days following written notice of such Infringement Claim, Tekmira has the sole and exclusive right to control the defense of such Infringement Claim.

Termination for Patent Challenge (Section 11.5)

• If any Sublicensee asserts in any court or other governmental agency of competent jurisdiction that an Inex Patent Right or a Patent Right Controlled by Tekmira by virtue of the Inex-UBC License Agreement and sublicensed to Alnylam pursuant to the UBC Sublicense (in either case, an “Inex Patent”) is invalid, unenforceable, or that no issued Valid Claim embodied in such Inex Patent excludes a Third Party from making, having made, using, selling, offering for sale, importing or having imported an Alnylam Royalty Product in such jurisdiction, then Tekmira may, upon written notice to Alnylam, terminate all licenses granted to Alnylam for such Alnylam Royalty Product(s) covered by such Inex Patent that is under challenge in the applicable jurisdiction; provided, however, that Tekmira will not terminate such license if within 30 days of Alnylam’s receipt of Tekmira’s notification under the Tekmira Agreement (a) it is confirmed by written notice to Tekmira that Sublicensee no longer intends to challenge the validity or enforceability of such Inex Patent; or (b) documentation is provided to Tekmira to confirm Sublicensee’s withdrawal of its filing, submission, or other process commenced in any court or other governmental agency of competent jurisdiction to challenge the validity or enforceability of any such Inex Patent.

Definitions

“Alnylam Collaboration IP” means, generally (a) any improvement, invention, or Know-How first discovered or developed by employees of Alnylam or its Affiliates or other persons not employed by Tekmira acting on behalf of Alnylam, in the performance of the Collaboration, the Manufacturing Activities, and/or Alnylam’s obligations under the Original Agreements, and (b) any Patent Rights which claim, cover or relate to such Know-How. Alnylam Collaboration IP excludes Alnylam’s interest in Joint Collaboration IP.

“Alnylam Core Patent Rights” means those Patent Rights set forth in Schedule 1.3 of the Tekmira Agreement, including various Tuschl I and Tuschl II patents and patent applications, as such Schedule is supplemented from time to time pursuant to Section 6.5.1 of the Tekmira Agreement.

“Alnylam Field” means the treatment, prophylaxis and diagnosis of diseases in humans using an RNAi Product or miRNA Product.

“Alnylam IOC Technology” mean, generally (a) Know-How Controlled by Alnylam as of the Effective Date that is useful or necessary to Develop, Commercialize and/or Manufacture an IOC Product in the Inex IOC Field (excluding any Alnylam Collaboration IP and Alnylam’s interest in Joint Collaboration IP), and (b) those Patent Rights set forth in Schedule 1.5 of the Tekmira Agreement, including USSN [...***...].

“Alnylam Lipidoid Patent Rights” means those Patent Rights Controlled by Alnylam under a license from the Massachusetts Institute of Technology pursuant to the MIT License Agreement and that are set forth in Schedule 1.6 of the Tekmira Agreement, including USSN [...***...].

“Alnylam RNAi Know-How” means, generally, Know-How Controlled by Alnylam that Alnylam determines in its reasonable judgment to be useful or necessary to Develop, Commercialize and/or Manufacture an Alnylam Royalty Product in the Alnylam Field (excluding any Alnylam Collaboration IP and Alnylam’s interest in Joint Collaboration IP).

“Alnylam RNAi Patent Rights” means, generally, Patent Rights Controlled by Alnylam that claim (a) Alnylam RNAi Know-How, or (b) the identification, characterization, optimization, construction, expression, formulation, use or production of an Alnylam Royalty Product, as the case may be, and which Alnylam determines in its reasonable judgment to be useful or necessary to Develop, Commercialize and/or Manufacture an Alnylam Royalty Product in the Alnylam Field (including, without limitation, the Alnylam Core Patent Rights and the Alnylam Lipidoid Patent Rights, but specifically excluding Alnylam IOC Technology and any Patent Rights included in Alnylam Collaboration IP or Alnylam’s interest in Joint Collaboration IP).

“Alnylam RNAi Technology” means, collectively, Alnylam RNAi Know-How and Alnylam RNAi Patent Rights.

“Alnylam Royalty Product” means any RNAi Product or a miRNA Product that, but for the licenses granted hereunder, would be Covered by one or more Valid Claims of the Inex Patent Rights.

“Biodefense Target” means (a) a Target within the genome of one or more Category A, B and C pathogens, as defined by the National Institute of Allergy and Infectious Diseases, including without limitation, pathogens listed on Schedule 1.12 of the Tekmira Agreement, but specifically excluding influenza virus, or (b) an endogenous cellular Target against which Alnylam Develops and/or Commercializes an Alnylam Royalty Product for commercial supply to one or more Funding Authorities.

“Collaboration IP” means, collectively, Alnylam Collaboration IP, Inex Collaboration IP and Joint Collaboration IP.

***Confidential Treatment Requested

“Existing Inex In-Licenses” means the Third Party agreements listed on Schedule 1.30 to the Tekmira Agreement.

“IOC” or “Immunostimulatory Oligonucleotide Composition” means a single-stranded or double-stranded ribonucleic acid (“RNA”) composition, or derivative thereof, that has activity solely through an immunostimulatory mechanism and has no RNAi activity against a human gene transcript or viral genomic sequence.

“IOC Product” means a product containing, comprised of or based on IOCs or IOC derivatives.

“Inex Collaboration IP” means, generally (a) any improvement, invention or Know-How first discovered or developed by employees of Tekmira or its Affiliates or other persons not employed by Alnylam acting on behalf of Tekmira, in the performance of the Collaboration, the Manufacturing Activities, and/or Tekmira’s obligations under the Original Agreements, and (b) any Patent Rights which claim, cover or relate to such Know-How. Inex Collaboration IP excludes Tekmira’s interest in Joint Collaboration IP.

“Inex In-License” means an agreement between Tekmira or its Affiliates, and a Third Party, pursuant to which Tekmira or any of its Affiliates Control(s) Inex Technology relating to the Alnylam Field under a license or sublicense from such Third Party, including without limitation, the Existing Inex In-Licenses.

“Inex IOC Field” means the treatment, prophylaxis and diagnosis of diseases in humans using an IOC Product.

“Inex IOC Technology” means, generally (a) Know-How Controlled by Tekmira or its Affiliates with respect to IOC Products and/or IOCs, and (b) Patent Rights Controlled by Tekmira and its Affiliates that claim such Know-How or the identification, characterization, optimization, construction, expression, formulation, delivery, use or production of an IOC Product and/or IOC, and are useful or necessary to Develop, Commercialize and/or Manufacture IOC Products in the Field.

“Inex Know-How” means, generally, Know-How Controlled by Tekmira or its Affiliates with respect to an RNAi Product or miRNA Product (excluding any Inex Collaboration IP, Tekmira’s interest in Joint Collaboration IP and any such Know-How sublicensed to Alnylam pursuant to the UBC Sublicense).

“Inex Patent Rights” means, generally, Patent Rights Controlled by Tekmira or its Affiliates that claim (a) Inex Know-How or (b) the identification, characterization, optimization, construction, expression, formulation, delivery, use or production of an RNAi Product or miRNA Product, and are useful or necessary to Develop, Commercialize and/or Manufacture RNAi Products or miRNA Products in the Alnylam Field (excluding any Patent Rights included in Inex Collaboration IP, Tekmira’s interest in Joint Collaboration IP and any such Patent Rights licensed to Alnylam pursuant to the UBC Sublicense).

“Inex Royalty Product” means any (a) Inex Development Product that, but for the licenses granted hereunder, would be Covered by one or more Valid Claims under the Alnylam Core Patent Rights or the Alnylam Lipidoid Patent Rights, or (b) IOC Product that but for the licenses granted hereunder, would be Covered by one or more Valid Claims under the Alnylam IOC Technology.

“Inex Technology” means, collectively, Inex Know-How and Inex Patent Rights.

“Inex-UBC License Agreement” means that certain license agreement between Tekmira and the University of British Columbia (“UBC”) dated effective July 1, 1998, as amended by Amendment Agreement between Tekmira and UBC dated effective July 11, 2006, and Second Amendment Agreement dated effective the Effective Date.

“Joint Collaboration IP” means, generally (a) any improvement, discovery or Know-How first discovered or developed jointly by the Parties or their Affiliates or others acting on behalf of Tekmira and Alnylam in the performance of the Collaboration, the Manufacturing Activities and/or the obligations of the Parties under the Original Agreements, and (b) any Patent Rights which claim, cover or relate to such Know-How.

“Manufacturing Activities” means those activities performed by a party relating to the manufacture and supply of Alnylam Royalty Products.

“miRNA Product” means a product containing, comprised of or based on native or chemically modified RNA oligomers designed to either modulate an miRNA and/or provide the function of an miRNA.

“Necessary Third Party IP” means, on a country-by-country basis, Know-How or Patent Rights in such country owned or controlled by a Third Party that cover a Royalty Product.

“Pre-Existing Alliance Agreements” are listed on Schedule 1.79 to the Tekmira Agreement.

“RNAi Product” means a product containing, comprised of or based on siRNAs or siRNA derivatives or other moieties effective in gene function modulation and designed to modulate the function of particular genes or gene products by causing degradation of a Target mRNA to which such siRNAs or siRNA derivatives are complementary (“RNAi Interference Mechanism”), and that is not an miRNA Product.

“Royalty Product” means, either (a) an Alnylam Royalty Product, or (b) an Inex Royalty Product.

“Selection Term” means the period commencing on the Effective Date and continuing for five (5) Contract Years thereafter, unless such period is extended pursuant to Section 2.2 of the Tekmira Agreement.

“Small Interfering RNA” or “siRNA” means a double-stranded ribonucleic acid (RNA) composition designed to act primarily through an RNA Interference Mechanism that consists of either (a) two separate oligomers of native or chemically modified RNA that are hybridized to one another along a substantial portion of their lengths, or (b) a single oligomer of native or chemically modified RNA that is hybridized to itself by self-complementary base-pairing along a substantial portion of its length to form a hairpin.

“Target” means: (a) a polypeptide or entity comprising a combination of at least one polypeptide and other macromolecules, that is a site or potential site of therapeutic intervention by a therapeutic agent; or a nucleic acid which is required for expression of such polypeptide; (b) variants of a polypeptide, cellular entity or nucleic acid described in clause (a); (c) a defined non-peptide entity, including a microorganism, virus, bacterium or single cell parasite; provided that the entire genome of a virus will be regarded as a single Target; or (d) a naturally occurring interfering RNA or miRNA or precursor thereof.

“Third Party Liposome Patent Rights” means, with respect to an Alnylam Royalty Product, (a) the Alnylam Lipidoid Patent Rights and/or (b) other technology comprising a lipid component or liposomal formulation useful or necessary for the Development, Manufacture or Commercialization of such Alnylam Royalty Product and Controlled by Alnylam under a license from a Third Party, and in each case with respect to which Intellectual Property Rights Alnylam has granted to Tekmira a non-exclusive, royalty- and milestone fee-bearing (on a pass-through basis) license to Develop, Manufacture and Commercialize Inex Royalty Products in the Alnylam Field in the case of Inex Development Product, and in the Inex IOC Field in the case of IOC Products.

“UBC Sublicense Documents” means the collective reference to (a) the Sublicense Agreement dated as of the Effective Date between the Parties (the “UBC Sublicense”), (b) the Consent and Agreement dated as of the Effective Date among the Parties and UBC, and (c) the Assignment dated the Effective Date between Tekmira and UBC.

ROCHE

License and Collaboration Agreement dated July 8, 2007, by and among Alnylam Pharmaceuticals, Inc., F. Hoffmann-La Roche Ltd (“Roche Basel”) and Hoffmann-La Roche Inc. (together with Roche Basel, “Roche”) (“Roche Agreement”), effective on August 9, 2007 (“Effective Date”)

Brief Description of Technology Covered by License

• Alnylam granted Roche and its Affiliates a non-exclusive, worldwide license under Alnylam’s rights to Architecture and Chemistry IP and Delivery IP as it existed at the effective time of the Agreement, to develop and commercialize RNAi Products for treatment/prophylaxis of indications in at least the fields of cancer, certain liver diseases, metabolic disease and pulmonary disease. Roche has the option to enter additional therapeutic fields and, prior to granting exclusive licenses in the other Fields, Alnylam must give Roche a right of first negotiation.

Limitations on Scope of License

Any license granted by Alnylam to a Third Party under Architecture and Chemistry IP or Delivery IP would be subject to the following limitations:

• License Grant to Roche. Roche and its Affiliates have a non-exclusive, worldwide license to develop and commercialize RNAi Products for the treatment/prophylaxis of indications in at least the primary fields of cancer, certain liver diseases, metabolic disease and pulmonary disease) and any additional fields (which are listed in a schedule to the Roche Agreement) to which Roche acquires non-exclusive rights (collectively, “Field”).

• Designated Targets. If Roche selects a Target which is not a Blocked Target and such Target is cleared through the Novartis ROFO mechanism, Roche has non-exclusive rights within the scope of its basic license grant to develop and commercialize RNAi Products directed to such “Designated Target” in the Field.

• Alnylam/Roche Discovery Collaboration. Roche and Alnylam have agreed to collaborate on a specified number of targets during the term of the agreement.

• ROFN. If Alnylam intends to grant to any Third Party an exclusive license to any particular additional field which has not yet been acquired by Roche, Alnylam must first offer Roche the right to extend its non-exclusive licenses into such additional field upon payment of a specified field option fee.

• Extension into Additional Fields. Roche may extend its development and commercialization activities directed to a Target into any additional field, provided that Roche notify Alnylam of such extension and pay certain milestone payments.

Prosecution and Enforcement

• Alnylam is obligated to take reasonable measures to protect and, to the extent Alnylam has such a right, to enforce the IP being licensed to Roche under the Roche Agreement.

• Alnylam is also obligated to assume control of the defense of any aspects of any third party infringement claim that involves the validity, scope and/or enforceability of such licensed IP. Roche has the right to control the defense of any other third party infringement claim or aspect thereof related to the licensed IP. Alnylam must keep Roche advised of status and consider Roche’s recommendations.

Definitions

• “Architecture and Chemistry Intellectual Property” refers, generally, to Know-How and Patent Rights listed on Schedule C to the Roche Agreement, in each case Controlled by Alnylam as of the Effective Date, and covering (a) the general structure, architecture, or design of double-stranded oligonucleotide molecules which engage RNAi mechanisms in a cell; (b) chemical modifications of double-stranded oligonucleotides (including any modification to the base, sugar or internucleoside linkage, nucleotide mimetics, and any end modifications) which do not abolish the RNAi activity of the double-stranded oligonucleotides in (a); (c) manufacturing techniques for the double-stranded oligonucleotide molecules or chemical modifications of (a) and (b); or (d) all uses or applications of double-stranded oligonucleotide molecules or chemical modifications in (a) or (b); but excluding (i) IP to the extent specifically related to Blocked Targets, and (ii) Delivery IP. Includes future Patent Rights that claim priority to or common priority with any of the aforementioned Patent Rights.

• “Blocked Target” means any Target that is subject to a contractual obligation of a Pre-Existing Alliance Agreement that would be breached by the inclusion of such Target as a Designated Target under this Agreement

• “Delivery Intellectual Property” refers, generally, to Know-How and Patent Rights listed on Schedule C to the Roche Agreement, in each case Controlled by Alnylam as of the Effective Date, and covering (a) delivery technologies necessary or useful for delivery of double-stranded oligonucleotide molecules; or (b) manufacturing techniques for such delivery technologies of (a); but excluding Patent Rights which relate specifically to Blocked Targets. Includes future Patent Rights that claim priority to or common priority with any of the aforementioned Patent Rights.

• “RNAi Compound” means any compound that, in vitro or otherwise, functions through the mechanism of RNAi and consists of or encodes double-stranded oligonucleotides, and which double-stranded oligonucelotides optionally may be chemically modified to contain modified nucleotide bases or non-RNA nucleotides, and optionally may be administered in conjunction with a delivery vehicle or vector.

• “RNAi Product” means any product that contains one or more RNAi Compounds as an active ingredient.

• “Target” means (a) a polypeptide or entity comprising a combination of at least one polypeptide and other macromolecules, that is a site or potential site of therapeutic intervention by a therapeutic agent; or a nucleic acid which is required for expression of such polypeptide; (b) variants of a polypeptide (including any splice variant thereof), cellular entity or nucleic acid described in clause (a); or (c) a defined non-peptide entity, including a microorganism, virus, bacterium or single cell parasite; provided that the entire genome of a virus shall be regarded as a single Target.

NOVARTIS

Research Collaboration and License Agreement between Novartis Institutes for BioMedical Research, Inc. and Alnylam Pharmaceuticals, Inc., effective October 12, 2005, as amended by the Addendum Re: Influenza Program effective as of December 13, 2005, Amendment No. 1 to such Addendum effective as of March 14, 2006, and Amendment No. 2 to such Addendum effective as of May 5, 2006 (“Novartis Agreement”)

Brief Description of Technology Covered by License

•	Alnylam granted Novartis a right to exclusively develop a certain number of Targets using intellectual property controlled by Alnylam during the term of the Agreement. Some of the Targets would be developed through collaborative work between Novartis and Alnylam. In addition, Novartis has the right to convert their license from an exclusive license with respect to certain Targets to a broad, non-exclusive license.

Scope of Rights

• Novartis may select a specified number of Targets (“Selected Targets”). Alnylam and Novartis entered into a Research Collaboration to identify and optimize RNAi Compounds directed against Selected Targets and develop improved RNAi technology to enable and enhance the utility of such RNAi Compounds. (Section 2)

• Alnylam granted Novartis and its Affiliates worldwide licenses under Alnylam Intellectual Property to (i) perform Novartis’s obligations under the Research Collaboration, (ii) Discover RNAi Compounds, (iii) Discover RNAi Compounds directed at the Selected Targets, and (iv) Discover, Develop, Commercialize or Manufacture Discovered RNAi Compounds and Collaboration Products. The rights under clauses (i) and (ii) are non-exclusive and non-sublicenseable, under clause (iii) are exclusive and non-sublicenseable, and under clause (iv) are exclusive and sublicenseable. (Sections 3.1(a) and (b))

• For a period of time, Novartis has an option, exercisable upon notice and payment of a fee, to obtain for itself and its Affiliates a non-exclusive, non-sublicenseable (except to third party contractors), worldwide, perpetual license under Broad RNAi Intellectual Property for any human, veterinary or agricultural applications (the “Adoption License”). Alnylam may not grant any exclusive rights or licenses under any Broad RNAi Intellectual Property except with respect to an opportunity Novartis does not acquire under the ROFO or in accordance with agreements existing before the effective date of the Novartis Agreement. (Section 3.1(c) and (e))

• Exclusivity: Alnylam and its Affiliates may not, either alone or directly or indirectly in conjunction with a Third Party, conduct Discovery of any RNAi Compound or RNAi Products directed to a Selected Target, or Discovery, Development, Commercialization or Manufacture of Discovered RNAi Compounds, Collaboration

Products, or RNAi Compounds or RNAi Products directed to Selected Targets. Alnylam and its Affiliates may not grant to any Third Party any rights under Alnylam Intellectual Property to engage in any of the foregoing activities. (Section 2.6(a))

• ROFO: If Alnylam or any of its Affiliates seek, directly or indirectly in conjunction with a Third Party (with limited exceptions), or to license a Third Party (with limited exceptions) the right, to Discover, Develop, Commercialize or Manufacture any RNAi Compounds or RNAi Products directed at a Target(s), Alnylam must first provide written notice to Novartis. Novartis has a period of time to accept or reject the opportunity. If Novartis rejects an opportunity for a program for which no IND has been filed in the US or Major Market Countries, or Novartis and Alnylam are unable to come to terms on a post-IND program, Alnylam may, within a specified period of time, enter an agreement with a Third Party, which can be no more favorable overall to such Third Party than those offered to Novartis under Section 2.6(c)(i). (Sections 2.6(b) and (c))

• In-Licensing IP: To the extent applicable, Alnylam must comply with Sections 2.6(b) and (c) when acquiring or licensing rights from Third Parties. In the course of acquiring or licensing additional Broad RNAi Intellectual Property or any other Alnylam Intellectual Property covering a Collaboration Product, Alnylam must use its best efforts to ensure that such rights include the right to sublicense to Novartis such Broad RNAi Intellectual Property or other Alnylam Intellectual Property. (Sections 2.6(d), 3.1(f))

• Technology Transfer: Alnylam will periodically deliver to Novartis all Alnylam Intellectual Property specifically relating to the Discovered RNAi Compounds, relating to the Research Collaboration, or otherwise necessary or useful to the Discovery, Development, Commercialization or Manufacture of Discovered RNAi Compounds or Collaboration Products. Once Novartis acquires the Adoption License, Alnylam will periodically deliver to Novartis all Broad RNAi Intellectual Property. The deliveries will include un-redacted copies of agreements that directly or indirectly grant or restrict rights in Alnylam Intellectual Property, which may be redacted to comply with confidentiality obligations and to exclude terms that do not relate to Novartis’s rights or obligations; provided, that Alnylam will use commercially reasonable efforts to ensure that Novartis is granted access to un-redacted copies of such agreements.

• Alnylam may not assign, license or otherwise grant any rights or dispose of any Broad RNAi Intellectual Property or other Alnylam Intellectual Property covering a Collaboration Product without making such disposition expressly subject to Novartis’s rights. (Section 3.1(g))

IP Ownership, Prosecution and Enforcement (Section 6)

• Novartis owns all IP jointly created by the parties in the Research Collaboration. Novartis grants Alnylam a worldwide, non-exclusive, sublicenseable (solely to Controlled Contractors) license under such jointly-created IP that is Broad RNAi Intellectual Property, to engage in any and all research activities directed to human, veterinary or agricultural applications.

• Novartis has a step-in right to prosecute Alnylam Patent Rights that pertain to a Discovered RNAi Compound or a Licensed Product.

• Alnylam will promptly report in writing to Novartis any known or suspected infringement or misappropriation of Alnylam Intellectual Property and will provide Novartis with all available evidence supporting such infringement or misappropriation.

• Alnylam has the right to protect the Alnylam Intellectual Property, and Alnylam will consult with Novartis regarding the status of any such action and will provide Novartis with copies of all material documents relating to such action. Notwithstanding the foregoing, Novartis has the sole and exclusive right to initiate a suit under Alnylam Intellectual Property to protect a Discovered RNAi Compound, a Licensed Product or IP created solely by Novartis or jointly by Novartis and Alnylam in the Research Collaboration; Alnylam must provide reasonable assistance at Novartis’ request. Recoveries will be shared in a specified manner.

• Novartis and Alnylam will cooperate in responding to a claim challenging the validity of any Alnylam Patent Right covering a Discovered RNAi Compound or a Licensed Product.

Definitions

“Adopted Product” means a product containing RNAi Compound(s) that are Discovered, Developed, Commercialized or Manufactured pursuant to the Adoption License.

“Alnylam Intellectual Property” means Know-How and Patent Rights now or in the future owned or licensed by Alnylam or its Affiliates, including Broad RNAi Intellectual Property.

“Broad RNAi Intellectual Property” means all Know-How and Patent Rights now or in the future owned or licensed by Alnylam or its Affiliates that relate to RNAi technology, products or processes, including (a) the general structure, architecture, or design of nucleic acid based molecules which engage RNAi mechanisms in a cell; (b) chemical modifications of nucleic acids (including any modification to the base, sugar or internucleoside linkage, nucleotide mimetics, and any end modifications) which do not abolish the RNAi activity of the nucleic acid molecules in (a); (c) manufacturing techniques for the nucleic acid based molecules or chemical modifications of (a) and (b); and (d) all uses or applications of nucleic acid based molecules or chemical modifications in (a) or (b); but excluding Patents which relates solely to (i) a specific Target or small group of Targets; or (ii) delivery technologies which may be broadly employed for delivery of nucleic acid based molecules.

“Collaboration Product” means any product that contains one or more Discovered RNAi Compound(s) as active ingredient(s).

“Discovered RNAi Compound” means an RNAi Compound directed to a Selected Target that is Discovered during the course of a program under the Novartis Agreement, together with all derivatives of such RNAi Compound, where “derivative” means a compound that may contain modified nucleotides or may have been modified by chemical or molecular genetic means but which still, at least in vitro, functions through an RNAi mechanism against the same Target.

“Licensed Products” means the Collaboration Products and the Adopted Products.

“RNAi Compound” means any compound that in vitro or otherwise functions through the mechanism of RNAi and consists of or encodes double-stranded RNA, and which double-stranded RNA is optionally chemically modified to contain modified nucleotide bases or non-RNA nucleotides, and optionally may be administered in conjunction with a delivery vehicle or vector.

“RNAi Product” means any product that contains one or more RNAi Compounds as an active ingredient.

“Target” means: (a) a polypeptide or entity comprising a combination of at least one polypeptide and other macromolecules, that is a site or potential site of therapeutic intervention by a therapeutic agent; or a nucleic acid which is required for expression of such polypeptide; (b) variants of a polypeptide, cellular entity or nucleic acid described in clause (a); (c) a defined non-peptide entity, including a microorganism, virus, bacterium or single cell parasite; provided that the entire genome of a virus shall be regarded as a single Target; or (d) a naturally occurring interfering RNA or microRNA or precursor thereof.

ROCKEFELLER (Tuschl)

License Agreement between The Rockefeller University and Alnylam Pharmaceuticals, Inc. effective May 8, 2006 (“Tuschl Agreement”)

Brief Summary of Technology Covered by License:

The Rockefeller University granted Alnylam a license to intellectual property developed by Dr. Thomas Tuschl relating to sequence-specific inhibition of microRNAs (RU 681) (also known as “Tuschl IV”).

Scope of License (Section 1.1)

• Alnylam’s non-exclusive, world-wide, sublicensable license is limited to a license to research, develop, make, have made, use, have used, import, have imported, sell, offer for sale and have sold Licensed Products for human and animal therapeutics.

• Rockefeller Patent Rights were developed with funding from the U.S. National Institutes of Health. The United States government retains rights in such intellectual property, including, but not limited to, requirements that products, which result from such intellectual property and are sold in the United States, must be substantially manufactured in the United States.

Certain Sublicense Terms (Section 1.5)

•	Alnylam will only have the right to grant sublicenses if such sublicense (a) is granted in conjunction with a license or sublicense of Alnylam’s rights under proprietary intellectual property that is in addition to the Rockefeller Patent Rights, and (b) is granted in connection with a bona fide collaboration with one or more third parties established by written agreement that is for purposes of research and/or development of products under a jointly prepared research plan.

•	Alnylam will prohibit the sublicensee from further sublicensing and require the sublicensee to comply with the terms and conditions of the Tuschl Agreement (other than Alnylam’s payment and reporting obligations).

■	Within thirty (30) days after Alnylam enters into a sublicense agreement, Alnylam will deliver to Rockefeller a copy of the sublicense agreement which may be redacted except with respect to terms, including financial terms that re not relevant to Alnylam’s obligations under the Tuschl Agreement.

• Upon an Alnylam bankruptcy event, payments due to Alnylam from its Affiliates or sublicensees under the sublicense agreement in the form of milestone payments and royalties on Licensed Products will, upon notice from Rockefeller to such Affiliate or sublicensee, become payable directly to Rockefeller for the account of Alnylam. Upon receipt of such funds, Rockefeller will remit to Alnylam the amount by which such payments exceed the amounts owed by Alnylam to Rockefeller.

■

Alnylam is primarily liable to Rockefeller for any act or omission of a sublicensee that would be a breach of the Stoffel Agreement if performed or omitted by Alnylam, and Alnylam will be deemed to be in breach of the Stoffel Agreement as a result of such act or omission.

Diligence (Section 2)

•	Alnylam must provide Rockefeller within 30 days of the third and each subsequent anniversary of the Effective Date with written progress reports discussing the development, evaluation, testing and commercialization of all Licensed Products.

Payment Obligations (Sections 3 and 4)

• The following milestones are payable for each Licensed Product against an individual Gene Target:

Receipt of IND approval.	$ [...***...]
Dosing of first patient in Phase II Clinical Trials.	$ [...***...]
Dosing of first patient in Phase III Clinical Trials.	$ [...***...]
Receipt of NDA approval.	$ [...***...]

• A [...***...]% royalty is payable to Rockefeller on Net Sales of Licensed Products by Alnylam, its Affiliates and its sublicensees (no offsets).

• If Rockefeller grants a license under the Rockefeller Patent Rights to any third party, which will permit such third party to manufacture or sell for any use within the scope of the license at a lower royalty rate than that provided in the Tuschl Agreement, Rockefeller will promptly notify Alnylam of such license, including all material terms and conditions of such license, and offer to Alnylam the lower royalty rates and all of the material terms and conditions of such license. If Alnylam accepts such terms in writing, the royalty rate and all material terms and conditions of such notice shall thereafter apply to Alnylam and the parties will promptly execute an amendment to the Tuschl Agreement reflecting such terms and conditions.

• Alnylam must pay Rockefeller a one-time fee of $[...***...] within 30 days after granting a sublicense to a permitted sublicensee.

• Payments are due to Rockefeller within 60 days after the end of the quarter in which the royalties or fees accrue.

Books and Records (Sections 4.3 and 4.4)

• Sub-licensees are required to keep complete and accurate books and records to verify Sales, Net Sales, and all of the royalties, fees, and other payments payable under

***Confidential Treatment Requested

the Tuschl Agreement. The records for each quarter will be maintained for at least 3 years after submission of the applicable report required under the Tuschl Agreement.

• Upon reasonable prior written notice to Alnylam, sublicensees will provide an independent, reputable CPA appointed by Rockefeller and reasonably acceptable to Alnylam with access to all of the books and records required by the Tuschl Agreement to conduct a review or audit of Sales, Net Sales, and all of the royalties, fees, and other payments payable under the Tuschl Agreement. If the audit determines that Alnylam has underpaid any royalty payment by 5% or more, Alnylam will also promptly pay the costs of the review or audit.

Non-Use of Name (Section 5.4)

• Sublicensees may not use the name, logo, seal, trademark, or service mark (including any adaptation of them) of Rockefeller or any Rockefeller school, organization, employee, student or representative, without the prior written consent of Rockefeller.

Termination (Section 6.2)

• Alnylam may terminate for convenience

• Alnylam must promptly inventory all finished product and works-in-product of Licensed Products of its sublicensees. Inventory may be sold off unless Rockefeller terminates for a breach by Alnylam or its sublicensees or Alnylam’s bankruptcy.

Prosecution and Enforcement (Section 7)

• Rockefeller controls the preparation, prosecution and maintenance of the Rockefeller Patent Rights and the selection of patent counsel, with input from Alnylam. Alnylam will be copied on, and allowed to comment upon, all substantive issues in the patent prosecution.

• Alnylam shall pay a pro rata share, not to exceed [...***...]%, for all reasonable out of pocket attorney charges and official fees incident to the preparation, prosecution, and maintenance of such patent applications and patents, not exceeding $[...***...]/year. If Rockefeller chooses not to prosecute or maintain the patent rights, Alnylam may do so and receive a credit against its royalty obligations in an amount equal to its expenses.

• Alnylam must inform Rockefeller promptly after learning of infringement of the Rockefeller Patent Rights. Alnylam and Rockefeller will consult each other concerning response to infringement. Rockefeller may enforce any infringement of the Rockefeller Patent Rights at Rockefeller’s expense and retain the recoveries. If Rockefeller requests Alnylam to join such enforcement litigation and Alnylam elects to do so, the recoveries will be shared between Company and Rockefeller in proportion with their respective shares of the aggregate litigation expenditures. Alnylam has step-in enforcement rights. Alnylam must not settle or compromise any such litigation in a manner that imposes any

***Confidential Treatment Requested

obligations or restrictions on Rockefeller or grants any rights to the Rockefeller Patent Rights without Rockefeller’s prior written permission. Step-in recoveries, after Alnylam’s expenses are reimbursed, are treated as Net Sales subject to royalties.

Definitions

“Gene Target” means a genomic microRNA locus, any portion thereof, any RNA transcribed from within or overlapping such locus or portion, and all transcript and allelic variants thereof.

“Licensed Products” means products that are researched, developed, made, made for, used, used for, imported, imported for, sold, sold for or offered for sale by Alnylam or its Affiliates or sublicensees and that either (i) in the absence of this Agreement, would infringe at least one Valid Claim of the Rockefeller Patent Rights, or (ii) use a process or machine covered by a Valid Claim of Rockefeller Patent Rights.

“Net Sales” means with respect to each Licensed Product the gross amount invoiced by Alnylam or its Affiliates or sublicensees on sales or other dispositions of such product to third parties less Qualifying Costs directly attributable to a sale and actually taken and/or identified on the invoice and borne by Company, or its Affiliates or sublicensees. “Qualifying Costs” means: (a) customary discounts in the trade for quantity purchased, prompt payment or wholesalers and distributors; (b) credits, allowances or refunds for claims or returns or retroactive price reductions (including government healthcare programs and similar types of rebates) that do not exceed the original invoice amount; (c) prepaid outbound transportation expenses and transportation insurance premiums; and (d) sales, transfer, excise and use taxes and other fees imposed by a governmental agency. Sales for clinical study purposes or compassionate, named patient or similar use shall not constitute Net Sales

“Rockefeller Patent Rights” means a patent application entitled “Anti Micro-RNA Oligonucleotide Molecules” and related patent family, relating to sequence-specific inhibition of microRNAs (RU 681).

STANFORD (Sarnow/miR-122)

Co-Exclusive License Agreement among The Board of Trustees of the Leland Stanford Junior University, Alnylam Pharmaceuticals, Inc. and Isis Pharmaceuticals, Inc. effective August 31, 2005 (each of Alnylam and Isis, a “Licensee”) (“Sarnow/miR-122”)

Brief Summary of Technology Covered by License:

• Co-exclusive license to use of mir-122 to reduce HCV replication (Stanford Docket S04-097); research done in Sarnow lab supported by NIAID.

Scope of License (Section 3):

• Stanford grants to each of the Licensees a co-exclusive, worldwide right and license under the Licensed Patents in the Exclusive Licensed Field of Use to develop, make, have made, use, have used, import, offer to sell, and sell Licensed Products in the Licensed Territory.

• Stanford grants to each of Licensees a non-exclusive, worldwide right and license under the Licensed Patent in the Non-Exclusive Licensed Field of Use to develop, make, have made, use, have used, import, offer to sell and sell Licensed Products in the Licensed Territory.

• Stanford retains the right, on behalf of itself and all other non-profit academic research institutions, to practice the Licensed Patents for any non-profit purpose, including sponsored research and collaborations. Licensee agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Licensed Patents against any such institution. Stanford and any such other institution have the right to publish any information included in the Licensed Patents. If Stanford alters its requirements for license agreements with respect to the subjects addressed in this Section, or enters into a license agreement with terms more favorable to a licensee than those set forth in this Section, Stanford agrees to negotiate in good faith with the Licensees to amend the terms of this Section based upon the reasonable written request of either Licensee.

• The Bayh-Dole Act, including U.S. manufacturing obligations, applies.

Sublicensing Rights (Section 4):

• Each Licensee may grant sublicenses in connection with (Section 4.1):

• a bona fide collaboration with one or more third parties established by written agreement (i) for purposes of research and/or development of products under a jointly prepared research plan; and (ii) which includes a license or sublicense of such Licensee’s rights under related intellectual property covering proprietary know-how or patent rights in addition to a sublicense to the Licensed Patents; and/or

• provision of services to such Licensee, including without limitation contract manufacturing, and other services relating to development and commercialization of Licensed Products.

• If both of Licensees or their sublicensees are unable or unwilling to serve or develop a potential market or market territory for which there is a company willing to be a sublicensee, Stanford may request the Licensees to negotiate in good faith a sublicense under the Licensed Patents.

• Any sublicense:

• will prohibit any grant of a further sublicense by a sublicensee;

• will expressly include the provisions of Articles 8 (Royalty Reports, Payments, and Accounting), 9 (Exclusions and Negations of Warranties) and 10 (Indemnity) for the benefit of Stanford;

• will require the assumption of all obligations, including the payment of royalties specified in the sublicense, to Stanford or its designee, if this Agreement is terminated; and

• is subject to this Agreement.

• Each Licensee will submit to Stanford a copy of each sublicense after it becomes effective, which copy may be redacted except as to matters directly pertinent to such Licensee’s obligations under this Agreement.

• If either Licensee grants a sublicense pursuant to Section 4.1(A), and receives an upfront payment in connection therewith, the following amounts, if applicable, will be due to Stanford from such Licensee within 60 days of the full execution of the agreement establishing such collaboration:

• (A) if such agreement includes an upfront payment equal to or less than $[...***...], a payment will be due to Stanford in the amount of $[...***...];

• (B) if such agreement includes an upfront payment greater than $[...***...] and equal to or less than $[...***...], a payment will be due to Stanford in the amount of $[...***...];

• (C) if such agreement includes an upfront payment greater than $[...***...], a payment will be due to Stanford in the amount of $[...***...].

• If Licensees jointly enter into a bona fide collaboration with a third party, the relevant upfront payment shall be due only once for such collaboration. Any amounts representing the reimbursement of costs previously incurred by a Licensee, including fully burdened personnel costs and patent expenses, will not be included in determining the amount of any up front payment.

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• If Licensee pays all royalties due Stanford from a sublicensee’s Net Sales, Licensee may grant that sublicensee a royalty-free or non-cash sublicense or cross-license.

Diligence:

• Each Licensee will use commercially reasonable efforts to (a) develop, manufacture, and sell Licensed Products and develop markets for Licensed Products; and (b) meet the milestones shown in its respective Appendix (see below). If a Licensee does not meet a milestone in its Appendix by its corresponding date, it will have 30 days to submit to Stanford a specific written plan designed to meet its obligations under this Section as promptly as possible using commercially reasonable efforts. Each plan shall be subject to Stanford’s written approval, which will not be unreasonably withheld. Such Licensee will have 3 months to demonstrate to Stanford’s reasonable satisfaction its compliance with such plan.

• (Appendices) Each Licensee will be solely responsible for meeting the following diligence milestones in its development programs:

• By the end of the year 2006, such Licensee will commence optimization of miRNA inhibitors.

• By the end of the year 2007, such Licensee will select the method of delivery for such miRNA inhibitors.

• By the end of the year 2008, such Licensee (i) optimize a lead miRNA inhibitor and (ii) propose additional clinical milestones to Stanford.

• By the end of the year 2010, such Licensee will complete preclinical development

• If Alnylam and Isis are jointly developing a given Licensed Product, both will be deemed in compliance with their respective diligence obligations if either of Alnylam and Isis is fulfilling such obligations.

• By March 1 of each year, each Licensee will submit a written annual report to Stanford covering the preceding calendar year.

Payment Obligations (Section 7):

• The following annual maintenance fees are due under this Agreement:

• (A) $[...***...] on the first 4 anniversaries of the Effective Date;

• (B) $[...***...] on the 5th through 8th anniversaries of the Effective Date; and

• (C) $[...***...] on the 9th anniversary of the Effective Date and each anniversary thereafter.

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Unless instructed otherwise by Licensees, Stanford will send invoices for one half of the above amounts to each Licensee.

• (Section 7.3)The following milestones are payable for each Licensee for the first Licensed Product in the Exclusive Field of Use:

IND acceptance in U.S. or first dosing of a subject outside the U.S.	$ [...***...]
Dosing of first subject in first Phase III Clinical Trial	$ [...***...]
NDA approval in U.S. or a foreign equivalent	$ [...***...]

• Milestones payable with respect to the first Licensed Product of each Licensee in the Non-Exclusive Field of Use are [...***...]%) of those above.

• Milestones payable with respect to the second Licensed Product (i.e. a new molecular entity) of each Licensee in the Non-Exclusive Field of Use are [...***...]%) of those in the first chart above.

• For clarity, if Alnylam achieves any of the above milestone events, it does not relieve Isis of the obligation to pay similar milestones when Isis, or its sublicensee achieves the same milestone events; provided, however, that if Alnylam and Isis are jointly developing a given Licensed Product, payments are due only once in respect of the achievement of a milestone event for such Licensed Product.

• (Section 7.4) Each Licensee will pay Stanford earned royalties on Net Sales of [...***...]% of Net Sales of such Licensee’s Licensed Product. If a Licensee becomes obligated to pay royalties to any third parties in connection with the sale of a Licensed Product, the royalties due to Stanford from such Licensee under this Section for such Licensed Product will be reduced in connection with amounts paid to such third parties as follows: for every [...***...]% of Net Sales which is paid to such third parties (in the aggregate) in a given calendar year, the royalty rate due to Stanford will be reduced by [...***...]%. In no event, however, will the royalty payable to Stanford by such Licensee be reduced below a floor of [...***...]%. If the Licensees are jointly developing and/or commercializing a Licensed Product, the royalty set forth above shall be due only once with respect to such Licensed Product.

• Royalty payments due to Stanford under Section 7.4 above in a particular year will be reduced by the license maintenance fee paid by such Licensee and applicable to such year.

Non-Use of Names (Section 12.2):

• The Licensees will not identify Stanford in any promotional statement, or otherwise use the name of any Stanford faculty member, employee, or student, or any

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trademark, service mark, trade name, or symbol of Stanford or its affiliated hospitals and clinics, including the Stanford name, unless Stanford has given its prior written consent or as required by law, rule or regulation. Permission may be withheld at Stanford’s sole discretion.

Prosecution and Enforcement (Section 13):

• Subject to Stanford’s approval, Isis will coordinate and be responsible for preparing, filing, prosecuting and maintaining the Licensed Patents in Stanford’s name. The parties shall work together to develop a prosecution strategy and decide in which countries the Licensed Patents will be filed.

• Isis will

• (i) keep Stanford and Alnylam informed as to the filing, prosecution, maintenance and abandonment, as applicable, of the Licensed Patents;

• (ii) furnish Stanford and Alnylam copies of documents relevant to any such filing, prosecution maintenance and abandonment, as applicable;

• (iii) allow Stanford and Alnylam reasonable opportunity to timely comment on documents to be filed with any patent office which would affect the Licensed Patents;

• (iv) give good faith consideration to the comments and advice of Stanford and Alnylam; provided however that Stanford will have the opportunity to provide Isis with final approval on how to proceed in any response or taking any such action; and

• (v) provide copies of any official written communications relating to the Licensed Patents to Stanford and Alnylam within 10 days of Isis receiving such communication and Stanford and Alnylam will provide any applicable comments to Isis no later than 5 days prior to the first deadline (without extensions) to file a response or take any action relating to such communication.

• Isis may use counsel of its choice, which must be acceptable to Stanford and Alnylam, for the filing, prosecution and maintenance of the Licensed Patents and the Licensees shall be billed directly by such counsel.

• A Licensee or the Licensees will reimburse Stanford the following costs:

• all Stanford’s reasonable and actual out-of-pocket patenting expenses incurred after the Effective Date related to the Licensed Patents.

• If one and only one Licensee decides to abandon ongoing prosecution and/or maintenance of any of the Licensed Patents, on a country-by-country and Licensed Patent-by-Licensed Patent basis, the continuing Licensee will pay 100% of the ongoing expenses for such Licensed Patent. Stanford shall have the right to continue payment for such Licensed Patent in its own discretion and at its own expense if both Licensees decide to abandon ongoing prosecution and/or maintenance of the Licensed Patents. If Stanford decides to maintain such Licensed Patent, the license with respect to such Licensed Patent in such country under this Agreement shall terminate with respect to the ceasing Licensee(s). Cessation of payment by one Licensee as to a Licensed Patent will not affect the rights of the other Licensee with respect to such Licensed Patent. If Isis is the Licensee wishing to cease payment of a Licensed Patent, the responsibility for the prosecution of such Licensed Patent will transfer to Stanford.

• Each Licensee may assign its rights and obligations under Sections 13.1 and 13.2 to a sublicensee, subject to prior notification to and approval from Stanford.

• Stanford has the first right to institute action against a third party infringer which will be executed (if at all) within 90 days after Stanford first becomes aware of the infringing activity, and may name one or both Licensees as a party for standing purposes. Each Licensee may elect to jointly prosecute the action (with Stanford) by providing written notice within 30 days after the date of the notice from Stanford. If both Licensees elect not to jointly prosecute, Stanford may pursue the suit, at its sole cost (including costs of litigation) and in such event will be entitled to retain the entire amount of any recovery or settlement that is in excess of the parties’ costs; if one or both Licensees elect to jointly prosecute, Stanford and the jointly prosecuting Licensees will proceed in accordance with the Joint Suit provisions. If a Licensee elects not to join a suit, that Licensee will discuss in good faith with Stanford the assignment of rights, causes of action, and damages necessary for Stanford to prosecute the alleged infringement.

• Joint Suit. If Stanford and either or both Licensees are jointly prosecuting an action against a third party infringer, they will share the out-of-pocket costs and any recovery or settlement equally; and agree how they will exercise control over the action.

• (Sections 13.6 and 13.7) If Stanford elects not to participate in a suit, either or both Licensee(s) may institute and prosecute a suit so long as it conforms with the requirements of this Section. The Licensee(s) will reach agreement on the institution and prosecution of such suit and the sharing of such costs among themselves and will diligently pursue the suit and the Licensee(s) instituting the suit will bear the entire cost (including necessary expenses incurred by Stanford) of the litigation. The Licensee(s) will keep Stanford reasonably apprised of all developments in the suit, and will seek Stanford’s input and approval on any substantive submissions or positions taken in the litigation regarding the scope, validity and enforceability of the Licensed Patents. The Licensee(s) will not prosecute, settle or otherwise compromise any such suit in a manner that adversely affects Stanford’s interests without Stanford’s prior written consent. If either or both Licensees sue under Section 13.6, then any recovery in excess of any unrecovered litigation costs and fees will be shared with Stanford as follows:

• Any recovery for past sales by the infringer of products, which, if sold by a Licensee, would be Licensed Products will be deemed Net Sales for purposes of this Agreement, and such Licensees will pay Stanford royalties;

• Licensee and Stanford will negotiate in good faith appropriate compensation to Stanford for any non-cash settlement, non-cash cross-license or payment for the right to make future sales.

Term and Termination (Section 14, 18.1):

• Any termination shall only terminate this Agreement between Stanford and the affected Licensee, and it shall remain in full force and effect between Stanford and the non-affected Licensee.

• Each Licensee may terminate its rights and obligations under this Agreement by giving Stanford at least 30 days written notice.

• A breach by one Licensee of its obligations to Stanford under this Agreement may not be used as a basis for termination of this Agreement by the non-breaching Licensee, nor may a breach of any obligation arising between the Licensees under this Agreement be used as a basis for termination by one Licensee.

Assignment (Section 15):

• Each Licensee may assign this Agreement as part of a sale, regardless of whether such a sale occurs through an asset sale, stock sale, merger or other combination, or any other transfer of such Licensee’s entire business, or that part of the Licensee’s business to which this Agreement relates.

Definitions:

“Exclusive Licensed Field of Use” means the research, development, commercialization and monitoring of therapeutics for the treatment and prevention of Hepatitis C and directly related conditions and diseases (including without limitation chronic hepatitis, cirrhosis and primary liver cancer). The Exclusive Field of Use specifically excludes:

(A) diagnostics; and

(B) commercialization of reagents.

“Licensed Patents” means Stanford’s U.S. Provisional Patent Application, Serial Number [...***...], and the related patent family. “Licensed Patent” excludes any continuation-in-part (CIP) patent application or patent unless the subject matter of such CIP patent application is specifically described or claimed in another Licensed Patent and is filed within three (3) years of the Effective Date. Licensed Patents exclude any claims relating to new matter that is invented by Stanford after the Effective Date.

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“Licensed Product” means a product in either the Exclusive Licensed Field of Use or the Non-Exclusive Licensed Field of Use the making, using, importing or selling of which, absent this license, infringes a Valid Claim of a Licensed Patent.

“Non-Exclusive Licensed Field of Use” means the research, development, commercialization and monitoring of therapeutics for the treatment and prevention of all conditions or diseases other than Hepatitis C and directly related conditions or diseases.

GARCHING (Co-Exclusive)

License Agreement among Garching Innovation GmbH (“GI”), Alnylam Pharmaceuticals, Inc. and Isis Pharmaceuticals, Inc. effective October 18, 2004

Brief Summary of Technology Covered by License:

•	The Max Planck Society granted co-exclusive rights Alnylam and Isis to patent applications (known as “Tuschl III”) based on the microRNA work of Dr. Thomas Tuschl. These microRNAs have the potential to be new drug targets or therapeutic products and are the subjects of the licensed patent applications.

Scope of License (Section 2.1):

• GI hereby grants to each Alnylam and ISIS and their Affiliates a royalty-bearing co-exclusive worldwide license, with the right to grant sublicenses, under the Patent Rights to develop, make, have made, use, sell and import Licensed Products in the Field.

• MPG retains the right to practice under the Patent Rights for non-commercial scientific research, teaching, education, non-commercial collaboration (including industry-sponsored scientific collaborations) and publication purposes.

• Alnylam and ISIS acknowledge that the German government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any Patent Rights for government purposes.

Sublicensing (Section 2.2):

• Alnylam and ISIS may each grant sublicenses to the rights granted to them under Section 2.1 to Third Parties, however only (i) as Naked Sublicenses, (ii) in connection with a Drug Discovery Collaboration or Development Collaboration, or (iii) to a Sales Partner.

• Each Naked Sublicense shall be subject to the prior written approval of GI, which shall not unreasonably be withheld. Alnylam or ISIS, as applicable, shall inform GI in writing at least 30 days prior to the intended signature of any such sublicense agreement in sufficient detail (in particular regarding financial terms and other relevant information) to permit GI to decide whether or not to approve. Any requested approval is deemed to be granted if GI does not refuse the approval in writing within 30 days after receiving the necessary information; in particular, GI may withhold its approval if GI deems the received information not sufficient.

• Each sublicense granted under this Agreement shall be subject and subordinate to, and consistent with, the terms and conditions of this Agreement. Alnylam or ISIS, as applicable, shall be liable that any subsequent sublicenses granted by the Sublicensees are subject and subordinate to, and consistent with, the terms and conditions of this Agreement. In the event of a material default by any sublicensee under an Isis or

Alnylam sublicense, the applicable party will inform GI and take commercially reasonable efforts to cause the sublicensee to cure the default or will terminate the sublicense. (Section 4.6)

• Within 30 days after the signature of each sublicense granted under this Agreement, Alnylam or ISIS, as applicable, shall provide GI with a reasonably redacted copy of the signed sublicense agreement.

Diligence (Section 4):

• Alnylam and ISIS shall each use commercially reasonable efforts, and shall oblige their Affiliates and Sublicensees to use commercially reasonable efforts, to develop and commercialize their respective Licensed Products.

• Semi-annual progress reports. ALNYLAM and ISIS shall each furnish, and require their Affiliates to furnish to ALNYLAM and ISIS, to GI in writing, semi-annually, within 60 days after the end of each calendar half year, with a report, stating in reasonable detail the activities and the progress of their efforts (including the efforts of their Sublicensees) during the immediately preceding half year to develop and commercialize their respective Licensed Products, on a product-by-product and country-by-country basis. The report shall also contain a discussion of intended development and commercialisation efforts for the calendar half year in which the report is submitted.

Financial Obligations (Section 5):

• Alnylam and ISIS shall each pay to GI the following milestone payments for each of their respective Licensed Products (including Licensed Products of their Affiliates and Sublicensees) within 30 days:

Milestone Event	Milestone Payment
First Initiation of Phase I Clinical Study	$ [...***...]
First Initiation of Phase II Clinical Study	$ [...***...]
First Initiation of Phase III Clinical Study	$ [...***...]
Regulatory Approval in USA, Japan or Europe	$ [...***...]

Each of the above milestone payment is due from the Party that is engaged in the development and commercialization of such Licensed Product.

For each Licensed Product, milestone payments will only be due the first time such Licensed Product achieves such milestone. A Licensed Product will be considered the same Licensed Product as long as it has not been modified in such a way (unless as the result of stabilizing, formulation or delivery technology) that would require the filing of a different IND for such Licensed Product.

• Royalties (Section 5.3):

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• Alnylam and ISIS shall each pay to GI for each of their respective Licensed Products (including Licensed Products of their Affiliates and Sublicensees) covered by Valid Claims the following running royalties on the incremental portion of annual Net Sales:

• Less than or equal to $[...***...] US Dollars [...***...]%

• Between $[...***...] US Dollars and $[...***...] US Dollars [...***...]%

• Between $[...***...] US Dollars and $[...***...] US Dollars [...***...]%

• Greater than $[...***...] US Dollars [...***...]%

• Alnylam and ISIS shall each pay to GI for each of their respective Licensed Products (including Licensed Products of their Affiliates and Sublicensees) covered by Pending Claims [...***...]% of running royalties above

• If Alnylam or ISIS, or any of their Affiliates or Sublicensees, licenses any patents or patent applications Controlled by a Third Party in order to make, use, or sell a Licensed Product (explicitly excluding, without limitation, any Third Party patents and patent applications covering any formulation, stabilization, or delivery technology, or any target for a Licensed Product) the running royalties set forth in Sec. 5.3 will be reduced, on a country-by-country and product-by-product basis, from the date running royalties have to be actually paid to such Third Party, by [...***...]% of any running royalty owed to a Third Party for the manufacture, use or sale of a Licensed Product, provided however that the running royalties due to GI will not be reduced to less than [...***...]%.

• The running royalties stated in Section 5.3 shall in no event be reduced by the application of this Section 5.4 to less than a minimum royalty rate of (i) [...***...]% for Licensed Products covered by Valid Claims, and (ii) [...***...]% for Licensed Products covered by Pending Claims.

• In no event shall the total cumulative running royalty burden of Alnylam or Isis for a Licensed Product arising out of this Agreement and any Existing GI Licenses, calculated on a product-by-product and country-by-country basis, exceed [...***...]% for such a Licensed Product.

• Sublicense Revenues (Section 5.5):

• Subject to Section 5.5(d), in the event that Alnylam or ISIS grant a Naked Sublicense to a Third Party pursuant to Section 2.2 (a), Alnylam or ISIS, as applicable, shall pay to GI [...***...]% of their respective Sublicense Consideration received, due within 30 days after receipt.

• Subject to Section 5.5(d), in the event that Alnylam or ISIS grant a sublicense to a Third Party pursuant to Section 2.2 (a) in connection with a Drug Discovery Collaboration or Development Collaboration, Alnylam or ISIS, as applicable, shall pay to

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GI the following percentages of their respective Sublicense Consideration received, due within 30 days after receipt:

• Sublicense granted	Percentage due to GI
Up to, but not including, filing of an IND:	[...***...]%
After filing of an IND	[...***...]%
After initiation of Phase II Clinical Study	[...***...]%
After initiation of Phase III Clinical Study	[...***...]%
After filing of a NDA	[...***...]%

• If Alnylam or ISIS receives any non-cash Sublicense Consideration, Alnylam or ISIS, as applicable, shall pay GI, at GI’s election, either (i) a cash payment equal to the fair market value of the Sublicense Consideration, or (ii) the in-kind portion, if practicable, of the Sublicense Consideration.

• (Section 5.5(d)) If Alnylam or ISIS grant a sublicense that includes, in addition to the Patent Rights, patents or patent applications Controlled by Alnylam or ISIS, the percentage of the Sublicense Consideration due to GI shall be based on the value reasonably attributable to the Patent Rights relative to the value of the patents or patent applications Controlled by Alnylam or ISIS included in such sublicense (such relative value of the Patent Rights hereinafter the “Patent Rights Value”).

• Together with the copy of any sublicense agreement to be provided to GI according to Sec. 2.2, Alnylam or ISIS, as applicable, shall suggest to GI the Patent Rights Value based on a good faith fair market value determination, together with any information reasonably necessary or useful for GI to evaluate such suggestion.

• If a “fair market value” has to be determined, the Party obliged to suggest such fair market value shall provide the other Party in due time with a good faith determination of the fair market value, together with any information necessary or useful to support such determination. The other Party shall have the right to provide the suggesting Party in due time with a counter-determination of the fair market value, which shall include any information necessary or useful to support such counter-determination.

Prosecution and Enforcement (Section 6):

• GI shall, in its sole discretion, apply for, seek issuance of, maintain, or abandon the Patent Rights during the Term.

• Alnylam, ISIS and GI shall cooperate, if necessary and appropriate, with each other in gaining patent term extension wherever applicable to the Patent Rights, and shall use reasonable efforts to agree upon a joint strategy relating to patent term extensions.

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• Alnylam and ISIS shall together pay to GI [...***...]%, and each of Alnylam and ISIS shall pay [...***...]% of such [...***...]% share, of all fees and costs, including attorneys fees, relating to the filing, prosecution, maintenance and extension of the Patent Rights, which incur during the Term.

• If Alnylam or ISIS wish to cease payment for any of the Patent Rights, GI shall have the right to continue payment for such Patent Rights in its own discretion and at its own expense; such Patent Rights shall no longer be covered by this Agreement with respect to the ceasing party from the date Alnylam or ISIS informs GI of its cessation of payments.

• Enforcement (Section 6.3):

• Alnylam and ISIS shall each promptly inform GI in writing if they become aware of any suspected or actual infringement of the Patent Rights by any Third Party, and of any available evidence thereof.

• Subject to the right of each Alnylam and ISIS to join in the prosecution of infringements set forth below, GI shall have the right, but not the obligation, to prosecute (whether judicial or extrajudicial) in its own discretion and at its own expense, all infringements of the Patent Rights. The total costs of any such sole infringement action shall be borne by GI, and GI shall keep any recovery or damages (whether by way of settlement or otherwise) derived therefrom. In any such infringement suits, Alnylam and ISIS shall each, at GI’s expense, cooperate with GI in all respects.

• Alnylam and ISIS shall each have the right at their sole discretion to join GI’s prosecution of any infringements of the Patent Rights. GI and the joining Party(ies) will agree in good faith on the sharing of the total cost of any such joint infringement action and the sharing of any recovery or damages derived therefrom.

• If GI decides not to prosecute infringements of the Patent Rights, neither solely nor jointly with Alnylam or ISIS, GI shall offer to Alnylam and ISIS to prosecute (whether jointly by Alnylam and ISIS or solely by one of them) any such infringement in their own discretion and at their own expense. GI shall, at the expense of the prosecuting Party(ies), cooperate. The total cost of any such sole infringement action shall be borne by the prosecuting Party(ies), and the prosecuting Party(ies) shall keep any recovery or damages derived therefrom.

• If a Party prosecuting infringements intends to settle the infringement (such as granting a license or entering a settlement agreement), any such arrangement needs the prior written approval of the other Parties, which shall not unreasonably be withheld. Any sublicense granted by Alnylam or ISIS to a Third Party infringer shall be regarded and treated as a Naked Sublicense under this Agreement.

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Term and Termination (Section 9):

• Alnylam and ISIS shall each have the right to terminate this Agreement, for any reason, upon at least 3 months prior written notice to GI. Termination of this Agreement by either Isis or Alnylam shall not be deemed to be termination by the other.

• If at least 50% of issued and outstanding shares of Alnylam or ISIS are assigned or transferred to a Third Party, Alnylam or ISIS, as applicable, shall provide GI, upon GI’s request, with written reports in reasonable detail on the actual and intended future activities of Alnylam or ISIS, as applicable, to develop and commercialize Licensed Products. If the reports are not provided to GI in due time and/or in sufficient detail, after 60 days written notice from GI, such failure will be a material breach, and GI shall have the right to terminate this Agreement with respect to such breaching party in accordance with the procedures set forth in Section 9.6. Alnylam or ISIS, as applicable, shall inform GI promptly of the implementation of any such assignment or transfer.

• GI shall have the right to terminate this Agreement upon 30 days prior written notice to Alnylam or ISIS, if Alnylam or ISIS, as applicable, or any of their Affiliates, attack, or have attacked or support an attack through a Third Party, the validity of any of the Patent Rights.

• If any license granted to Alnylam or ISIS under this Agreement is terminated, any sublicense under such license granted prior to termination of said license shall remain in full force and effect, provided that (i) the Sublicensee is not then in breach of its sublicense agreement, and (ii) the Sublicensee agrees, in writing within 30 days after the effective date of termination, to be bound to GI as licensor under the terms and conditions of the sublicense agreement, provided that GI shall have no other obligation than to leave the sublicense granted by Alnylam or ISIS in place.

Non-Use of Names (Section 4.5):

• Neither Alnylam nor ISIS, nor their Affiliates or Sublicensees, may use the name of “Max Planck Institute”, “Max Planck Society”, “Garching Innovation” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents, or any trademark owned by any of the aforementioned, in any promotional material or other public announcement or disclosure without the prior written consent of GI or in the case of an individual, the consent of that individual.

Assignment (Section 10.4):

• Neither this Agreement no any rights or obligations may be assigned or otherwise transferred by Alnylam or ISIS to a Third Party without the prior written consent of GI. Notwithstanding the foregoing, Alnylam and ISIS each may assign this Agreement to a Third Party in connection with the merger, consolidation, or sale of all or substantially all of their assets or that portion of their business to which this Agreement relates; provided, however, that this Agreement shall immediately terminate if the proposed Third Party assignee fails to agree in writing to be bound by the terms and conditions of this

Agreement on or before the effective date of assignment. After the effective date of assignment, the Third Party assignee shall provide GI, upon GI’s request, with written reports in reasonable detail on the actual and intended future activities of the Third Party assignee to develop and commercialize Licensed Products. If the Third Party assignee does not maintain a program to develop and commercialize Licensed Products that is substantially similar or greater in scope to the program of Alnylam or ISIS after the effective date of assignment, then GI has the right to limit the scope of the co-exclusive license granted under this Agreement to such Licensed Products actually covered by the program of the Third Party assignee.

Definitions:

“Development Collaboration” means a collaboration by Alnylam and/or ISIS with a Third Party whose purpose is the (i) further development and/or commercialization of a Licensed Product discovered by Isis or Alnylam either on their own or as part of a Drug Discovery Collaboration or (ii) further joint development and/or joint commercialization of Licensed Products, in each case, beginning after the initiation of IND-Enabling Tox Studies for such Licensed Products. Collaborations that do not include or involve the licensed Patent Rights shall not constitute Development Collaborations.

“Drug Discovery Collaboration” means a collaboration by Alnylam and/or ISIS with a Third Party whose purpose is the joint discovery, joint development and/or joint optimization of Licensed Products up to, but not including, IND-Enabling Tox Studies for such Licensed Products.

“Existing GI Licenses” means any license agreement between Alnylam and GI in force and effect prior to the Effective Date of this Agreement and relating to patents or patent applications of MPG that also cover the manufacture, use and sale of Licensed Products.

“Field” means use of Licensed Products

(i) for each Party’s internal and collaborative research use, and

(ii) for all therapeutic and prophylactic uses in human diseases,

specifically excluding any commercial provision of Licensed Products as research reagents for research purposes, and any diagnostic use.

“Licensed Products” means any product, or part thereof, the manufacture, use or sale of which, absent the license granted hereunder, would infringe one or more Pending Claims or one or more Valid Claims of the Patent Rights.

“Naked Sublicenses” means any sublicense to the Patent Rights granted by Alnylam and/or ISIS to a Third Party that is not a license in connection with a Drug Discovery Collaboration, Development Collaboration or Sales Partner agreement. Licenses that do not include or involve rights to the Patents Rights shall not constitute Naked Sublicenses.

“Patent Rights” means the patents and applications listed on Exhibit A and the related patent family.

“Sales Partner” means any legal entity that is granted a sublicense to the Patent Rights by Alnylam, ISIS, their Affiliates or Sublicensees solely to market, promote, distribute or sell, or otherwise dispose of, Licensed Products in finished form.

“Sublicense Consideration” means any consideration, whether in cash (e.g. initial or upfront payments, technology access fees, annual fixed payments) or in kind (e.g. devices, services, use rights, equity), received by Alnylam or ISIS and their Affiliates from Sublicensees as consideration for the sublicense granted. Sublicense Consideration specifically excludes (i) any milestone payments relating to the achievement of certain clinical events, (ii) any running royalties on sales of products, (iii) payments specifically committed to reimburse Alnylam or ISIS for the fully-burdened cost of research and development, (iv) payments made by the Sublicensee in consideration of equity (shares, options, warrants or any other kind of securities) of Alnylam or ISIS at fair market value, and (iv) equity (shares, options, warrants or any other kind of securities) of the Sublicensee purchased by Alnylam or ISIS at fair market value.

MIT

Amended and Restated Exclusive Patent License Agreement between Massachusetts Institute of Technology (“MIT”) and Alnylam, dated May 9, 2007 (“MIT Agreement”)

Brief Summary of Technology Covered by License:

• M.I.T. granted Alnylam exclusive rights to develop and commercialize for human RNAi therapeutics certain technology relating to novel lipid compositions that are potential components of cationic liposomal formulations for cellular delivery of oligonucleotides. The technology was developed in the laboratory of Professor Robert Langer.

Limitations on Scope of License (Sections 2.1, 2.3 and 2.5)

• The license granted to Alnylam is limited to a exclusive (for the Exclusive Period), worldwide license under the Patent Rights to develop, make, have made, use and import Library Products and Licensed Processes to develop, make, have made, use, sell, offer to sell, lease, and import Licensed Products in the Field and to develop and perform Licensed Processes in the Field.

• Alnylam does not have the right to sell or offer for sale the Library Products separately from a sale or offer for sale of a Licensed Product.

• MIT retains the right to practice under the Patent Rights for research, teaching, and educational purposes. The U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any Patent Rights as set forth in 35 USC 201-211, and the regulations promulgated thereunder, including the requirement that Library Products, whether or not part of Licensed Products, used or sold in the U.S. must be manufactured substantially in the U.S.

• The Patent Rights may not be asserted against non-for-profit research institutions that practice the Patent Rights for research funded by (i) the institutions themselves, (ii) not-for profit foundations, or (iii) any federal, state or municipal government. Alnylam may assert the Patent Rights against not-for-profit research institutions only if the infringement activity of the not-for-profit research institution was performed in the fulfillment of research sponsored by a for-profit entity and the assertion of infringement must be limited to those specific activities.

Restrictions on Sublicensing by Alnylam (Sections 2.1 and 2.3)

• Alnylam may grant sublicenses under commercially reasonable terms and conditions only during the Exclusive Period. Any sublicenses by Alnylam may extend past the expiration date of the Exclusive Period, but any exclusivity of such sublicense will expire upon the expiration of the Exclusive Period.

• The sublicense must incorporate terms and conditions sufficient to enable Alnylam and its Affiliates to comply with the MIT Agreement. Such sublicenses will also include provisions to provide that if Sublicensee brings a Patent Challenge against MIT (except as required under a court order or subpoena), Alnylam may terminate the sublicense.

• Upon termination of the MIT Agreement, any Sublicensee not then in default will have the right to seek a license from MIT, and MIT agrees to negotiate such licenses in good faith under reasonable terms and conditions.

• Alnylam may permit third parties (i) to use Library Products and Licensed Processes for the purpose of research with academic or nonprofit institutions and contract research, including for the conduct of clinical trials of a Licensed Product, and (ii) to sell Licensed Products under an agency, consignment or equivalent arrangement, wherein such rights are not sublicense rights.

• Alnylam will promptly furnish MIT with a fully signed photocopy of any sublicense agreement, which copy may be redacted except with respect to terms directly relevant to Alnylam’s obligations under the MIT Agreement.

Diligence and Reporting (Sections 3.1 and 3.2)

• Sublicensees are required to use diligent efforts to develop Library Products and Licensed Products and to introduce Licensed Products into the commercial market; thereafter Sublicensees are required to make Licensed Products reasonably available to the public. Specifically, the following obligations must be fulfilled:

• Written reports are due within [...***...] days after the end of each calendar year on the progress of efforts during the immediately preceding calendar year to develop and commercialize Licensed Products. Such reports will include the number of [...***...], a description of [...***...], and the [...***...]that have been tested. The report will also contain a discussion of intended efforts and sales projections for the year in which the report is submitted.

• Funding for research at MIT pursuant to the Budget set forth in Attachment C of the Research Agreement.

• By [...***...], Library Products will be evaluated for use in [...***...].

• Prior to [...***...], at least [...***...] will be advanced to [...***...] studies in support of [...***...] for [...***...] studies.

• Filing of [...***...] for Licensed Product [...***...]by [...***...].

• Commencement of [...***...] trial for a Licensed Product within [...***...] years of IND filing for such Licensed Product.

***Confidential Treatment Requested

• First Commercial Sale of a Licensed Product within [...***...] for each such Licensed Product.

• If any Sublicensee is determined to have failed to fulfill any obligation under Sections 3.1(a) and 3.1(c) — (g) above, MIT may treat such failure as a material breach, subject to any changes to such diligence requirements as may be mutually-agreed by the parties below.

• If Alnylam anticipates a failure to meet an obligation set forth in Section 3.1(c), (d), (e), (f) or (g) above will occur, Alnylam will promptly advise MIT, and representatives of each party will meet to review the reasons for anticipated failure. Alnylam and MIT will enter into a written amendment to the MIT Agreement with respect to any mutually agreed upon change(s) to the relevant obligation. If, after good faith discussion, Alnylam and MIT are unable to agree upon an amendment to the obligation, Alnylam, at its discretion, may elect to extend the due date to meet the obligation for such diligence obligation by one year by providing written notice to MIT along with payment in the amount of $[...***...]. Alnylam may extend the due date of each diligence obligation set forth in Section 3.1(c), (d), (e), (f) or (g) of the MIT Agreement only once during the term.

Financial Obligations (Section 4.1)

License Maintenance Fees:

• Alnylam will pay MIT the following license maintenance fees on the dates set forth below:

Each January 1st for 2008 and 2009	$ [...***...]
Each January 1st for 2010 and 2011	$ [...***...]
Each January 1st for 2012 and 2013	$ [...***...]
Each January 1st for 2014 and 2015	$ [...***...]
Each January 1st of every year thereafter	$ [...***...]

• The annual license maintenance fee is nonrefundable, but may be credited to running royalties subsequently due on Net Sales earned during the same calendar year, if any. License maintenance fees paid in excess of running royalties due in such calendar year will not be creditable to amounts due for future years.

Royalty Payments:

• Running royalties of [...***...]% of Net Sales of Licensed Products and Licensed Processes are due within [...***...] days of the end of each calendar quarter.

• If Alnylam or an Affiliate is legally required to pay royalties to one or more third parties in order to obtain a license or similar right necessary to practice the Patent Rights, Alnylam will be entitled to credit up to [...***...]% of the amounts payable to such third

***Confidential Treatment Requested

parties against the royalties due to MIT for the same reporting period; provided, however, that (i) in no event will the running royalties due to MIT, when aggregated with any other offsets and credits allowed under the MIT Agreement, be less than [...***...]% of Net Sales in any reporting period, and (ii) royalties due to third parties with respect to [...***...] patents (see Appendix B to MIT Agreement) will not qualify for purposes of the foregoing offset against royalties.

Milestone Payments:

• Alnylam will pay MIT the amounts set forth below upon achievement by Alnylam or any of its Affiliates or Sublicensees of certain milestone events as set forth below. Payments will be due in respect of the achievement of such milestone events for each first Licensed Product containing an miRNA Therapeutic(s) and/or an siRNA Therapeutic(s) towards a specific Target or a specific combination of Targets; provided, however, that if in the course of development a given Licensed Product is discontinued and replaced with a different Licensed Product for the same therapeutic indication containing an miRNA Therapeutic(s) and/or an siRNA Therapeutic(s) towards at least one Target that was also a Target of the discontinued Licensed Product, milestone payments already paid for the discontinued Licensed Product will not be due for achievement of the same milestone event(s) by the substituted Licensed Product.

Milestone Event	Payment
Filing of an Investigational New Drug Application (or equivalent)	$ [...***...]
Dosing of first patient in a Phase 2 clinical trial (or equivalent)	$ [...***...]
Dosing of first patient in a Phase 3 clinical trial (or equivalent)	$ [...***...]
First Commercial Sale	$ [...***...]

• In the event of an assignment as described in Article 10 of the MIT Agreement, the milestone payments set forth above that have not yet come due, will instead be replaced with the milestone events and payments set forth below.

Milestone Event	Payment
Filing of Investigational New Drug Application (or equivalent)	$ [...***...]
Dosing of first patient in a Phase 2 clinical trial (or equivalent)	$ [...***...]
Dosing of first patient in a Phase 3 clinical trial (or equivalent)	$ [...***...]
First Commercial Sale	$ [...***...]

***Confidential Treatment Requested

• The milestone events set forth in the two tables above are intended to be successive. In addition and notwithstanding the foregoing, if any milestone is reached without achieving a preceding milestone, then the amount which would have been payable on achievement of the preceding milestone will be payable upon achievement of the next successive milestone. Alnylam will notify MIT within ten (10) days of the achievement of any of the above milestones by Alnylam or any of its Affiliates or Sublicensees.

Sublicense Income:

• If Alnylam or an Affiliate grants a sublicense of its rights under Section 2.1 of the MIT Agreement, Alnylam will pay MIT, as applicable:

• [...***...]% of all Sublicense Income received by Alnylam or Affiliates from Sublicensees which are also receiving rights to substantial technology and/or patent rights owned or controlled by Alnylam or Affiliates related to the development of Licensed Products, whether such Sublicense Income is received under the same agreement as the sublicense to Alnylam’s rights under Section 2.1 of the MIT Agreement and/or in a separate agreement. (To the extent that the only other patents and/or technology rights received by Sublicensees are sublicense rights under the patent rights listed in Appendix B, then any sharing of Sublicense Income will fall under clause (b) below); and

• [...***...]% of all Sublicense Income received by Alnylam or Affiliates from Sublicensees if such Sublicensees are receiving a sublicense to Alnylam’s rights under Section 2.1 of the MIT Agreement alone or with a sublicense to the patent rights listed in Appendix B, without substantial additional technology and/or other patent rights from Alnylam or Affiliates, whether or not in the same agreement, as part of the same business arrangement related to Licensed Products.

• Such amount will be payable for each reporting period and will be due to MIT within [...***...] days of the end of each reporting period.

Reports (Sections 5.1 and 5.2)

• Prior to First Commercial Sale of a Licensed Product or first commercial performance of a Licensed Process, Alnylam is required to deliver annual reports within [...***...] days of the end of each calendar year, containing information concerning the immediately preceding year, as further described in Section 5.2 of the MIT Agreement (see below). The date of First Commercial Sale of a Licensed Product or commercial performance of a Licensed Process must be reported to MIT within [...***...] days of its occurrence.

• After First Commercial Sale of a Licensed Product or commercial performance of a Licensed Process, reports are required to be delivered to MIT within [...***...] days of the end of each reporting period containing information concerning the immediately preceding reporting period, as further described in Section 5.2 of the MIT Agreement (see below).

***Confidential Treatment Requested

• Section 5.2 states that reports must include at least the following information for the immediately preceding reporting period:

• the number of Licensed Products sold, leased, or distributed to independent third parties in each country and, if applicable, the number of [...***...] used in the provision of services in each country;

• a description of Licensed Processes performed in each country as may be pertinent to a royalty accounting under the MIT Agreement;

• gross price charged in each country and, if applicable, the gross price charged for each Licensed Product used to provide services in each country; and the gross price charged for each Licensed Process performed in each country;

• calculation of Net Sales in each country, including a listing of applicable deductions;

• total royalty payable on Net Sales in U.S. dollars, together with the exchange rate used for conversion;

• the amount of Sublicense Income received by Alnylam and its Affiliates and the amount due to MIT from such sublicense income, including an itemized breakdown of the sources of income comprising the Sublicense Income;

• [...***...] categorized by rights relating to [...***...];

• the dates on which milestone events are achieved and the milestone payments due; and

• [...***...] in accordance with the requirements of Article [...***...] of the MIT Agreement.

If no amounts are due to MIT for any reporting period, the report will so state.

Recordkeeping and Audit Rights (Section 5.4)

• Sublicensees are required to maintain complete and accurate records reasonably relating to (i) the rights and obligations under the MIT Agreement, and (ii) any amounts payable to MIT in relation to the MIT Agreement, which records will contain sufficient information to permit MIT to confirm the accuracy of any reports and payments delivered to MIT and compliance in other respects with the MIT Agreement. Such records will be retained for at least [...***...] years following the end of the calendar year to which they pertain, during which time a certified public accountant selected by MIT (who will be required to enter into a confidentiality obligation with Sublicensee) may inspect such records upon advance notice and during normal business hours solely for the purpose of verifying any reports and payments or compliance in other respects with the MIT Agreement.

***Confidential Treatment Requested

Prosecution and Enforcement (Sections 6.1, 7.1-7.3 and 7.7)

• MIT will prepare, file, prosecute, and maintain all of the Patent Rights. Alnylam will cooperate with MIT in such filing, prosecution and maintenance.

• So long as Alnylam remains the exclusive licensee of the Patent Rights in the Field, Alnylam, to the extent permitted by law, will have the right, under its own control and at its own expense, to prosecute any third party infringement of the Patent Rights in the Field, subject to Sections 2.5(c) (Non-assert), 7.4 (Offsets) and 7.5 (Recovery) of the MIT Agreement. Prior to commencing any such action, Alnylam will consult with MIT and will consider the views of MIT regarding the advisability of the proposed action and its effect on the public interest.

• If Alnylam is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within a reasonable time after Alnylam first becomes aware of the basis for such action, MIT will have the right, at its sole discretion, to prosecute such infringement under its sole control and at its sole expense, and to keep any recovery.

• If a Patent Challenge is brought against Alnylam by a third party, MIT, at its option, will have the right within 20 days after commencement of such action to take over the sole defense of the action. If MIT does not exercise this right, Alnylam may take over the sole defense of such action.

• So long as Alnylam remains the exclusive licensee of the Patent Rights in the Field, Alnylam will have the sole right to sublicense any alleged infringer in the Field for future use of the Patent Rights in accordance with Alnylam’s rights under and the terms and conditions of this Agreement. Any upfront fees as part of such sublicense will be shared equally between Alnylam and MIT; other revenues to Alnylam pursuant to such sublicense will be treated as set forth in Article 4 of the MIT Agreement.

Consequences of a Patent Challenge by Sublicensee (Sections 12.5 and 4.3)

• If a Sublicensee brings a Patent Challenge against MIT (except as required under a court order or subpoena), MIT may send a written demand to Alnylam to terminate the sublicense. If Alnylam fails to so terminate such sublicense within 30 days of MIT’s demand, MIT may immediately terminate the MIT Agreement and/or the license granted thereunder.

• Notwithstanding the foregoing, if MIT decides not to terminate the MIT Agreement and the Patent Challenge is successful, Alnylam will have no right to recoup any royalties paid during the period of challenge. If the Patent Challenge is unsuccessful, Alnylam will reimburse MIT for all of its costs and expenses it incurred as a result of such Patent Challenge, including without limitation attorneys fees, court costs, litigation related disbursements, and third party and expert witness fees (collectively, “Litigation Costs”). Reimbursement for Litigation Costs will be made within thirty (30) days of receipt of one or more invoices from MIT for such Litigation Costs.

Certain Termination Rights (Sections 12.1, 12.2 and 12.4)

• Alnylam has the right to terminate the MIT Agreement for any reason upon at least 6 months’ prior written notice to MIT and payment of all amounts due to MIT through the effective date of termination.

• If Alnylam ceases to carry on its business related to the MIT Agreement, MIT will have the right to terminate the MIT Agreement immediately upon written notice to Alnylam.

• MIT, at its sole discretion, may terminate the Exclusive Period upon ten (10) days written notice to Alnylam if any of the following events occurs: (a) Alnylam is in uncured material default under the Research Agreement, including uncured failure to make any payments due thereunder; or (b) the Research Agreement is terminated for any reason other than for (i) material breach by MIT, (ii) the inability of Dr. Robert Langer to continue to serve as Principal Investigator, and the inability of the parties to agree upon a replacement Principal Investigator, an interim Principal Investigator, or an alternate arrangement for the performance of the Research after Dr. Langer is no longer able to serve as Principal Investigator (capitalized terms used in the foregoing clause have the meanings ascribed to them in the Research Agreement); or (iii) circumstances beyond MIT’s reasonable control that preclude the continuation of the Research, as provided for under the Research Agreement.

Definitions

“Development Candidate” means a pre-clinical Licensed Product which possesses desirable properties of a therapeutic agent for the treatment of a clinical condition based on in vitro and animal proof-of-concept studies.

“Exclusive Period” means the term of the MIT Agreement.

“Field” means therapeutic use in humans.

“Immunomodulatory Nucleic Acid” means a nucleic acid molecule that (i) stimulates or blocks immune system functions, and (ii) the nucleotide sequence of which does not specifically target and modulate gene expression. Immunomodulatory Nucleic Acid specifically excludes siRNA, miRNA and nucleic acids that function through an RNA interference mechanism.

“Library Component” means a Library Product which is a set of reaction products formed by an addition reaction between two individual monomers, which set will include all reaction products and combinations within such set, including all isomers; and any compounds identical to any of the foregoing, including individual reaction products within such set, regardless of the means by which said compounds are prepared, manufactured or synthesized.

“Library Product” means any product that, in whole or in part: (i) absent the license granted hereunder, would infringe one or more Valid Claims of the Patent Rights; or

(ii) is manufactured by using a Licensed Process or that, when used, practices a Licensed Process.

“Licensed Process” means any process that, in whole or in part: (i) absent the license granted hereunder, would infringe one or more Valid Claims of the Patent Rights; or (ii) when practiced, uses a Library Product.

“Licensed Product” means any product that contains both (i) an RNAi Product and (ii) a Library Product. Licensed Product specifically excludes any products containing or incorporating any other therapeutically or pharmaceutically active agents, including without limitation proteins or peptides, antibodies, Small Molecules, non-siRNA and non-miRNA nucleic acids, and Immunomodulatory Nucleic Acids.

“miRNA” (“microRNA”) means a class of endogenous, non-coding, sequence specific ribonucleic acid (RNA) between 21 to 25 nucleotides in length that modulates gene expression. miRNA specifically excludes messenger RNA, and any other RNA that encodes a polypeptide, and Immunomodulatory Nucleic Acids.

“miRNA Therapeutic” means a therapeutic containing, composed of or based on oligomers of native or chemically modified RNA designed to either modulate an miRNA and/or provide the function of an miRNA.

“ND98 Library Component” means the Library Component which is described in Appendix C of the MIT Agreement.

“Patent Rights” means the patent applications listed on Appendix A to the MIT Agreement entitled “Amine-Containing Lipids and Uses Thereof” and “A Combination Library of Lipidoids: Efficient Systemic siRNA Delivery”, and resulting patents and patent applications.

“Research Agreement” means the sponsored research agreement between MIT and Alnylam effective on May 8, 2007.

“Research Support Payment” means payments to Alnylam or an Affiliate from a Sublicensee for the purposes of funding the costs of bona fide research and development of Licensed Products and/or Library Products under a jointly prepared research plan and only to the extent such payments were spent on such research and development of Licensed Products and/or Library Products, and only to fund or pay for direct and indirect costs and fully loaded personnel costs, all as calculated under GAAP. For the avoidance of doubt, Research Support Payments will mean payments that are expressly intended only to fund or pay for (i) equipment, supplies, products or services, and (ii) the use of employees and/or full time consultants, incurred or to be incurred on behalf of such Sublicensee to achieve a research or development goal for Licensed Products and/or Library Products.

“RNAi Product” means a product containing one or more siRNA Therapeutics and/or miRNA Therapeutics towards one or more Targets. For the avoidance of doubt, RNAi Product specifically includes siRNA Therapeutics and miRNA Therapeutics in association with other molecules which are not therapeutically or pharmaceutically active, but which function to improve delivery to cells, including, without limitation, siRNA and miRNA Therapeutics which are covalently linked to, or otherwise associated with, lipids, carbohydrates, peptides, proteins, aptamers and Small Molecules.

“siRNA” (“small interfering RNA”) means a double-stranded ribonucleic acid (RNA) molecule designed to act through an RNA interference mechanism that consists of either (a) two separate oligomers of native or chemically modified RNA that are hybridized to one another along a substantial portion of their lengths, or (b) a single oligomer of native or chemically modified RNA that is hybridized to itself by self-complementary base-pairing along a substantial portion of its length to form a hairpin. siRNA specifically excludes messenger RNA, and any other RNA that encodes a polypeptide, and Immunomodulatory Nucleic Acids.

“siRNA Therapeutic” means a therapeutic containing, composed of or based on siRNA and designed to modulate the function of particular genes or gene products by causing degradation of a messenger RNA to which such siRNA is complementary, and that is not an miRNA Therapeutic.

“Small Molecule” means a non-polymeric bioactive molecule that is not a peptide, protein, DNA, RNA or a complex carbohydrate.

“Sublicense Income” means any payments that Alnylam or an Affiliate receives from a Sublicensee in consideration of the sublicense of the rights granted Alnylam and Affiliates under Section 2.1 of the MIT Agreement, including without limitation equity, license fees, milestone payments (net of any sums due to MIT under this Agreement for the same milestone event), license maintenance fees, and other payments, but specifically excluding:

•	royalties on Net Sales;

•	minimum royalty upfront payments only to the extent such payments equal actual royalties due to Alnylam;

•	fair market value of equity investments in Alnylam or an Affiliate by a Sublicensee;

•	reimbursement of out of pocket patent expenses for the Patent Rights;

•	Research Support Payments;

•	loan proceeds paid to Alnylam by a Sublicensee in an arms length, full recourse debt financing; and

•	any amounts received under an indemnification obligation.

For clarity, the amounts received by Alnylam or its affiliates related to the development of Licensed Products will be considered Sublicense Income.

“Target” means (a) a single gene, as defined in the NCBI Entrez Gene database or any successor database thereto, or a product of such gene, that is a site or potential site of therapeutic intervention by an siRNA Therapeutic and/or an miRNA Therapeutic; (b) naturally occurring variants of a gene or gene product described in clause (a); or (c) a naturally occurring interfering RNA or miRNA or precursors thereof; provided that for the purposes of this definition a viral genome will be regarded as a single gene, and that the DNA sequence encoding a specific miRNA precursor will also be regarded as a single gene.

TEKMIRA/UBC

The Sublicense Agreement between Tekmira and Alnylam, dated January 8, 2007 (“UBC Sublicense Agreement”)

Brief Summary of Technology Covered by License: See Tekmira-Alnylam Agreement above.

Limitations on Scope of License (Sections 3.1 and 3.3)

• The sublicense granted to Alnylam is limited to an exclusive, worldwide license under the rights granted to Tekmira in the University License Agreement (see below) with respect to Technology to research, develop, manufacture, have made, distribute, import, use, sell and have sold Products in and for the Alnylam Field. In addition, any sublicense granted by Tekmira to Alnylam would be subject to Tekmira’s sublicense to Esperion Technologies, Inc. of certain technology relating to liposome compositions and methods for the treatment of atherosclerosis.

• Under the University License Agreement, Tekmira obtained from the University an exclusive, worldwide license to use and sublicense the Technology and to make, have made, distribute, import and use goods, the manufacture, use or sale of which would, but for the license granted herein, infringe a Valid Claim of any Patent, including a license to use and sublicense the Technology for (a) the delivery of and use with nucleic acid constructs, and (b) the treatment, prophylaxis and diagnosis of diseases in humans using an RNAi Product or miRNA Product, and to research, develop, make, have made, distribute, import, use, sell and have sold RNAi Products and miRNA Products.

• University retains the right to use the Technology without charge in any manner whatsoever for non-commercial research, scholarly publication, educational or other non-commercial use.

Restrictions on Sublicensing by Alnylam (Sections 3.2 and 4.2)

• Any further sublicense granted by Alnylam to a third party would be subject to the grant of the following licenses by Alnylam to Tekmira under Alnylam’s rights in the Technology: (a) to perform Tekmira’s obligations under the Collaboration with respect to Products, and the Manufacturing Activities, on a non-exclusive basis, and (b) to develop, manufacture and commercialize Inex Royalty Products for the treatment, prophylaxis and diagnosis of diseases in humans, on an exclusive basis.

• Alnylam may grant sublicenses to third parties with respect to the Technology only upon written notice to Tekmira and the University, and provided that the Sublicensee agrees (i) to perform the terms of the UBC Sublicense Agreement as if such Sublicensee were Alnylam under the UBC Sublicense Agreement; (ii) to represent that Sublicensee is not, as of the effective date of the relevant sublicense agreement, engaged in a dispute with the University; and (iii) to be subject to a written sublicense agreement that contains terms consistent with “the terms of this Agreement” described in Section

4.2(c) of the UBC Sublicense Agreement (see below) and that provides that the University is a third party beneficiary of, and has the right to enforce directly against the sublicensee, the terms in such sublicense agreement that are consistent with the terms listed in Section 4.2(c)(ii) of the UBC Sublicense Agreement.

• Section 4.2(c)(ii) of the UBC Sublicense Agreement states that the “terms of this Agreement” means (i) the terms set forth in the UBC Sublicense Agreement; (ii) terms in such sublicense agreement consistent with Sections 1.3 (Alnylam Consent to Certain Disclosures to the University), 1.7 (Rights of the University), 2.1 (Limited Warranties), 2.2 (Disclaimer of Product Liability), 2.3 (Indemnification of the University), 2.4 (Monetary Cap Respecting UBC License), 2.5 (Disclaimer of Consequential Losses by the University), 2.6 (Litigation), 2.7 (UBC Trademark), 2.8 (Confidentiality of Terms) and 2.13 (Alnylam Warranties) of the Consent Agreement among Alnylam, Tekmira and the University of even date with the UBC Sublicense Agreement (“Consent Agreement”); and (iii) other customary and reasonable terms, including but not limited to terms relating to breach and termination, that are consistent with Alnylam’s obligations to Tekmira under the UBC Sublicense Agreement and the Tekmira Agreement.

• Any sublicense granted by Alnylam under the UBC Sublicense Agreement will survive termination of the licenses or other rights granted to Alnylam under the UBC Sublicense Agreement, and be assumed by Tekmira, as long as (i) the sublicensee is not then in breach of its sublicense agreement, (ii) the sublicensee agrees in writing to be bound to Tekmira as a sublicensor and to the University under the terms and conditions of the UBC Sublicense Agreement, and (iii) the sublicensee agrees in writing that in no event will Tekmira assume any obligations or liabilities, or be under any obligation or requirement of performance, under any such sublicense extending beyond Tekmira’s obligations and liabilities under the UBC Sublicense Agreement.

• Alnylam is required to furnish Tekmira with a copy of each sublicense granted within 30 days after execution. Any such copy may contain reasonable redactions as Alnylam may make, provided that such redactions do not include provisions necessary to demonstrate compliance with the requirements of the UBC Sublicense Agreement. If University requests of Tekmira that a less redacted version of any sublicense be provided to University, Alnylam agrees to discuss in good faith with Tekmira and the University the University’s concerns.

Financial Obligations (Section 5.0)

• The consideration for the rights granted to Alnylam to the Technology under the UBC Sublicense Agreement, and the consideration for the rights granted by Tekmira to Alnylam to other technologies under the Tekmira Agreement, is the payment by Alnylam of milestones and royalties in accordance with Article 7 of the Tekmira Agreement.

Prosecution and Enforcement (Section 7.7)

• Tekmira will have the right, with reasonable input from Alnylam, to identify any process, use or products arising out of the Technology that may be patentable and will take all reasonable steps to apply for a patent in the name of the University, provided that Tekmira pays all costs of applying for, registering, and maintaining the patent in those jurisdictions in which Tekmira determines that a Patent is required.

• On the issuance of a patent for the Technology, Tekmira will have the right to become, and will become the licensee of the same, all pursuant to the terms contained in the University License Agreement, and Alnylam will have the right to become, and will become the sublicensee of such rights pursuant to the terms contained in the UBC Sublicense Agreement.

• Should Tekmira:

• discontinue pursuing one or more patent applications, patent protection or patent maintenance in relation to the Patent(s) or any continuation, continuation in-part, division, reissue, re-examination or extension thereof; or

• not pursue patent protection in relation to the Patent(s) in any specific jurisdiction; or

• discontinue or not pursue patent protection in relation to any further process, use or products arising out of the Technology in any jurisdiction;|

• then Tekmira will provide Alnylam with notice of its decision to discontinue or not to pursue such patent protection concurrently with the notice provided to the University by Tekmira pursuant to Section 6.6 of the University License Agreement.

• In the event of an alleged infringement by a third party of the Technology or any right with respect to the Technology, or any complaint by Alnylam alleging any infringement by a third party with respect to the Technology or any right with respect to the Technology, in each case that is licensed to Alnylam under the UBC Sublicense Agreement, Alnylam will, subject to Tekmira having first obtained the University’s consent as required by Article 7 of the University License Agreement, have the right to prosecute such litigation at Alnylam’s expense.

• In the event of any litigation, Alnylam will keep Tekmira fully informed of the actions and positions taken or proposed to be taken by Alnylam (on behalf of itself or a sublicensee) and actions and positions taken by all other parties to such litigation.

• In the event of an alleged infringement of the Technology or any third party use of the Technology which is Confidential Information, Alnylam and Tekmira agree that they will reasonably cooperate to enjoin such third party’s use of the Technology.

• If any complaint alleging infringement or violation of any patent or other proprietary rights is made against Alnylam (or a sublicensee of Alnylam) with respect to the manufacture, use or sale of Product, then:

• Alnylam will promptly notify Tekmira upon receipt of any such complaint and will keep Tekmira fully informed of the actions and positions taken by the complainant and taken or proposed to be taken by Tekmira (on behalf of itself or a sublicensee);

• Alnylam (or any sublicenseee, as the case may be) will pay all costs and expenses incurred by Alnylam (or any sublicensee of Alnylam) in investigating, resisting, litigating and settling such a complaint, including the payment of any award or damages and/or costs to any third party; and

• if as a result of such suit it is decided that a Product infringes any valid claim on a patent owned by another, Tekmira will consider fair distribution of Royalty Income.

Diligence and Reporting (Section 10.2)

• Alnylam is required to use its reasonable commercial efforts to promote, market and sell the Products and utilize the Technology and to meet or cause to be met the market demand for the Products and the utilization of the Technology.

• Alnylam is required to deliver to Tekmira an annual report, due on December 31 of each year, which summarizes the major activities Alnylam has undertaken in the course of the preceding 12 months to develop and commercialize and/or market the Technology. The report must include an outline of the status of any Products in clinical trials and the existence of any sublicenses of the Technology.

Certain Termination Rights (Section 16.1)

• If Alnylam’s rights to Inex Technology are terminated under the Tekmira Agreement, the UBC Sublicense Agreement and the license granted to Alnylam thereunder also terminates.

Definitions

Capitalized terms not otherwise defined below have the meanings given to them under the Tekmira Agreement.

“1999 CRA” means the Collaborative Research Agreement between Tekmira and the University dated effective January 1, 1999 and successor agreements to such Know-How.

“2007 CRA” means the Collaborative Research Agreement between Tekmira and the University dated effective January 1, 2007 and successor agreements to such Know-How.

“Alnylam Field” means the use of Products for the treatment, prophylaxis and diagnosis of diseases in humans.

“Improvements” means, generally (i) any and all patents and any and all patent applications that claim priority to Patents; and (ii) any and all inventions arising therefrom. Notwithstanding anything to the contrary in the University License Agreement, ownership of all Improvements (A) that fall within clause (i) above will be assigned to the University; and (B) that fall within clause (ii) above will follow inventorship as determined by U.S. patent law, except that the University will own all Improvements made by its employees, whether alone or jointly with Tekmira, under the 1999 CRA or 2007 CRA.

“miRNA Product” means a product containing, comprised of or based on native or chemically modified RNA oligomers designed to either modulate a micro RNA transcript and/or provide the function of a micro RNA transcript.

“Patent(s)” means, generally, the patents and patent applications, including certain “Wheeler Patents,” listed on Schedule A to the UBC Sublicense Agreement, and any claims of CIPs and of resulting patents which are to the UBC Sublicense Agreement, and any reissues of such patents.

“Product(s)” means any RNAi Product or miRNA Product that, the manufacture, use or sale of which would, but for the license granted herein, infringe a Valid Claim of one or more of the Patent(s).

“RNAi Product” means a product containing, comprised of or based on small interfering RNAs or small interfering RNA derivatives or other moieties effective in gene function modulation and designed to modulate the function of particular genes or gene products by causing degradation of a target mRNA to which such small interfering RNAs or small interfering RNA derivatives are complementary, and that is not an miRNA Product.

“Technology” means the Patent(s) and any and all knowledge, know-how and/or technique or techniques invented, developed and/or acquired, being invented, developed and/or acquired by the University solely or jointly with Tekmira relating to the Patent(s), including, without limitation, all research, data, specifications, instructions, manuals, papers or other materials of any nature whatsoever, whether written or otherwise, relating to same.

“University License Agreement” means the License Agreement dated effective July 1, 1998, as amended, pursuant to which Tekmira is the exclusive licensee of certain Patents owned by the University of British Columbia (the “University”).